As filed with the Securities and Exchange Commission on June 8, 2017
1933 Act Registration File No. 333-______

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐Pre-Effective Amendment No.        ☐ Post-Effective Amendment No.
(Check appropriate box or boxes)
Professionally Managed Portfolios
(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street
Milwaukee, Wisconsin  53202
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code: (626) 914-7363
Elaine E. Richards, Esq.

U.S. Bancorp Fund Services, LLC
2020 E. Financial Way, Suite 100
Glendora, CA  91741
(Name and Address of Agent for Service)
Copies to:
Domenick Pugliese, Esq.
Schiff Hardin LLP
666 Fifth Avenue
Suite 1700
New York, NY 10103

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.
It is proposed that this filing will become effective on July 8, 2017 pursuant to Rule 488 under the Securities Act of 1933, as amended.
Title of Securities Being Registered:  Institutional Class shares, no par value per share, of Congress Large Cap Growth Fund, a series of the Registrant, are being registered.  No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

CENTURY SHARES TRUST
a series of

CENTURY CAPITAL MANAGEMENT TRUST
c/o Century Capital Management, LLC
100 Federal Street, 29th Floor
Boston, Massachusetts 02110
1-617-482-3060

[July 10, 2017]
Dear Shareholder,
We have important information concerning your investment in Century Shares Trust (the “Century Fund”), a series of Century Capital Management Trust (the “Century Trust”).  A special meeting (the “Special Meeting”) of the shareholders of the Century Fund will be held at 10:00 a.m. Eastern time at the offices of Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, on [Friday, August 18, 2017].  The purpose of the Special Meeting is to vote on an important proposal that affects your investment in the Century Fund.  A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the Special Meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed.

On March 21, 2017, Century Capital Management, LLC (“Century”) entered into an agreement to sell its mutual fund asset management business to Congress Asset Management Company, LLP (“Congress”), investment adviser to the Congress family of mutual funds (the “Transaction”).  Congress was founded in 1985 and serves as an investment adviser to registered investment companies, high net worth individuals and institutions.  As of December 31, 2016, Congress managed approximately $8 billion in assets.  Currently, Congress manages three mutual funds.

In order to allow you to continue to be invested in a strategy that is substantially similar to that of the Century Fund, and in connection with the Transaction, the Board of Trustees of the Century Trust, including all trustees who are not “interested persons” of Century Trust or Century under the Investment Company Act of 1940 Act (the “1940 Act”), has approved the entry into an Agreement and Plan of Reorganization pursuant to which the Century Fund would be reorganized into the Congress Large Cap Growth Fund (the “Acquiring Fund”), an existing series of Professionally Managed Portfolios, subject to approval of the Century Fund’s shareholders (the “Reorganization”).  Pursuant to the Reorganization, shareholders of the Century Fund would exchange their current Institutional Class shares of the Century Fund for Institutional Class shares of the Acquiring Fund of equal value.  The Acquiring Fund is advised by Congress and currently has a substantially similar investment objective and substantially similar principal investment strategies to those of the Century Fund.  After the closing of the Reorganization, the Acquiring Fund will be managed by one of the two portfolio managers who are currently responsible for the day-to-day management of the Century Fund, along with one of the two portfolio managers who are currently responsible for the management of the Acquiring Fund, and each will be jointly and primarily responsible for day to day management of the Acquiring Fund.

As is discussed in more detail in the enclosed Proxy Statement, there are certain differences between the Acquiring Fund and the Century Fund.  These differences include a difference in the management fee arrangements for the Acquiring Fund as compared to the Century Fund.  Under the current investment advisory agreement with Century, the Century Fund pays an advisory fee of 0.80% of the Century Fund’s average daily net assets.  However, under the investment advisory agreement with Congress, the Acquiring Fund pays an advisory fee of 0.50% of the Acquiring Fund’s average daily net assets.

In addition, there is expected to be a difference in the total annual fund operating expenses for the Acquiring Fund as compared to the Century Fund.  It is estimated that the Acquiring Fund will have total annual fund operating expenses of 0.74% for the Institutional Class shares after the closing of the Reorganization, based on asset levels of approximately $260.0 million for the combined funds.  The Century Fund’s total annual operating expenses for the twelve months ended October 31, 2016 and April 30, 2017 were 1.13% and 1.14%, respectively, for the Institutional Class shares.  The Acquiring Fund’s Institutional Class shares operated under an expense cap of 0.75% for the twelve months ended December 31, 2016.  Effective April 30, 2017, the Acquiring Fund and Congress contractually agreed to an operating expense limitation agreement that limits the Acquiring Fund’s total annual operating expenses to 0.95% for the Acquiring Fund’s Institutional Class shares (“Expense Cap”), although, as discussed above, the Acquiring Fund estimates it will operate below the Expense Cap after the closing of the Reorganization.  The Expense Cap is indefinite, and will remain in effect for at least two years after the closing of the Reorganization.  The Century Fund does not have an Expense Cap.  The Institutional Class shares of the Century Fund and Acquiring Fund are not subject to any 12b-1 fees or sales charges.

The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.  No sales loads, redemption fees, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.  A 1.00% redemption fee currently applies to all shares of the Century Fund held for less than 90 days, but the Acquiring Fund will not charge a redemption fee.

Century believes that shareholders of the Century Fund would benefit from becoming shareholders of the Acquiring Fund, which has an investment adviser that is well positioned to facilitate and support the future growth of the Acquiring Fund.  Century also believes that shareholders of the Century Fund would benefit from the projected decrease in total annual fund operating expenses resulting from economies of scale and the projected lower operating expense ratio of the combined fund.

As further explained in the enclosed Proxy Statement, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization, your current shares in Century Shares Trust will be exchanged for shares of an existing series of Professionally Managed Portfolios, the Congress Large Cap Growth Fund, at the closing of the Reorganization.  This exchange is expected to be a tax-free exchange for shareholders.
If Century Fund shareholders approve the Reorganization, and the conditions set forth in the Agreement and Plan of Reorganization are satisfied, the Reorganization will take effect on or about [September 15, 2017].  At that time, the Institutional Class shares of the Century Fund that you currently own would, in effect, be exchanged on a tax-free basis for Institutional Class shares of the Acquiring Fund with the same aggregate value, as follows:

Century Capital Management Trust		Professionally Managed Portfolios
Century Fund	à	Acquiring Fund
Institutional Class shares	à	Institutional Class shares

The Board of Trustees of Century Capital Management Trust, on behalf of the Century Shares Trust, has approved the proposed Reorganization, at the request of Century Capital Management, LLC, subject to approval by the Century Shares Trust’s shareholders.

The Reorganization is contingent on the completion of the reorganization of another Century-advised mutual fund into a corresponding Congress-advised mutual fund.  Accordingly, the Reorganization of the Century Fund may not be consummated even if shareholders of the Century Fund approve the Reorganization, if the closing conditions of the reorganization of the other Century-advised mutual fund are not satisfied.

More information on the Acquiring Fund, reasons for the proposed Reorganization and benefits to the Century Fund’s shareholders is contained in the enclosed Proxy Statement.  You should review the Proxy Statement carefully and retain it for future reference.  Shareholder approval is required to effect the Reorganization which is expected to close on or about [September 15, 2017].
Sincerely,
/s/
Alexander L. Thorndike, Chairman
 Century Capital Management Trust

CENTURY SHARES TRUST
a series of

CENTURY CAPITAL MANAGEMENT TRUST
c/o Century Capital Management, LLC
100 Federal Street, 29th Floor
Boston, Massachusetts 02110
1-617-482-3060

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [August 18, 2017]

To the Shareholders of Century Shares Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of Century Shares Trust (the “Century Fund”), a series of Century Capital Management Trust (“Century Trust”), is to be held at the offices of Century Capital Management, LLC (“Century”), 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, on [Friday, August 18, 2017] at 10:00 a.m. Eastern time, and any adjournment or postponement thereof (the “Special Meeting”).  At the Special Meeting, shareholders of the Century Fund will be asked to consider the following proposal (the “Proposal”):

To consider the approval of an Agreement and Plan of Reorganization (the “Plan”), which provides for the transfer of all the assets of the Century Fund to the Congress Large Cap Growth Fund (the “Acquiring Fund”), a series of Professionally Managed Portfolios (“PMP Trust”), in exchange for Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Century Fund, and the distribution of such Acquiring Fund shares to the shareholders of the Century Fund in complete liquidation of the Century Fund (the “Reorganization”).

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.  Holders of record of the shares of beneficial interest in the Century Fund as of the close of business on [June 28, 2017], are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting or if a quorum is obtained, but sufficient votes required to approve the Plan are not obtained, the Chairman of the meeting may adjourn the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the Proposal.  The Special Meeting may be adjourned from time to time without notice other than announcement at the Special Meeting at which the adjournment is taken with respect to one or more matters to be considered at the Special Meeting to a designated time and place within a reasonable time after the date set for the original meeting, whether or not a quorum is present with respect to such matter.

By order of the Board of Trustees of Century Capital Management Trust,

/s/

Julie A. Smith, Secretary
 [July 10, 2017]

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on [August 18, 2017] or any adjournment or postponement thereof.  This Notice and Combined Proxy Statement and Prospectus are available on the internet at [www.centuryfunds.com].  On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

 IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience.  You also may vote through the internet, by visiting the website address on your proxy card, or by telephone, by using the toll-free number on your proxy card.  Your prompt vote may save Century Shares Trust the necessity of further solicitations to ensure a quorum at the Special Meeting.  If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Century Trust in validating your vote if you fail to sign your proxy card properly.
1. Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.
2. Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3. All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Every shareholder’s vote is important!

Please sign, date and return your
proxy card today!

Your proxy vote is important!

CENTURY SHARES TRUST
a series of

CENTURY CAPITAL MANAGEMENT TRUST
c/o Century Capital Management, LLC
100 Federal Street, 29th Floor
Boston, Massachusetts 02110
1-617-482-3060

QUESTIONS AND ANSWERS

We recommend that you read the enclosed Proxy Statement and Prospectus.  In addition to the detailed information in the Proxy Statement and Prospectus, the following questions and answers provide an overview of key features of the Reorganization.
YOUR VOTE IS VERY IMPORTANT!

Dated: [July 10, 2017]

Question:  What is this document and why did you send it to me?

Answer:  The attached document is a proxy statement for Century Shares Trust (the “Century Fund”), a series of Century Capital Management Trust (“Century Trust”), and a prospectus for the Institutional Class shares of the Congress Large Cap Growth Fund (the “Acquiring Fund”), an existing series of Professionally Managed Portfolios (“PMP Trust”).  The purpose of this Combined Proxy Statement and Prospectus (the “Proxy Statement”) is to solicit votes from shareholders of the Century Fund to approve the proposed reorganization of the Century Fund into the Acquiring Fund (the “Reorganization”) as described in the Agreement and Plan of Reorganization between Century Trust and PMP Trust (the “Plan”).

The Proxy Statement contains information that shareholders of the Century Fund should know before voting on the Reorganization.  The Proxy Statement should be reviewed and retained for future reference.

Question:  What is the purpose of the Reorganization?

Answer:  Century Capital Management, LLC (“Century”), the investment adviser to the Century Fund, entered into an agreement to sell its mutual fund asset management business to Congress Asset Management Company, LLP (“Congress”), the investment adviser to the Congress family of mutual funds.  By approving the reorganization of the Century Fund into the Acquiring Fund, shareholders of the Century Fund will have the opportunity to continue their investment in another fund, which is advised by Congress, and which has a substantially similar investment objective and substantially similar principal investment strategies to those of the Century Fund through a tax-free reorganization of the Century Fund into the Acquiring Fund.  The Acquiring Fund intends to change its investment objective to match that of the Century Fund concurrent with the closing of the Reorganization.  After the closing of the Reorganization, the Acquiring Fund will be managed by one of the two portfolio managers who are currently responsible for the day-to-day management of the Century Fund, along with one of the two portfolio managers who are currently responsible for the management of the Acquiring Fund, and each will be jointly and primarily responsible for day to day management of the Acquiring Fund.

Congress was founded in 1985 and serves as an investment adviser to registered investment companies, high net worth individuals and institutions.  As of December 31, 2016, Congress managed approximately $8 billion in assets.  Currently, Congress manages three mutual funds.  Century believes that shareholders of the Century Fund would benefit from becoming shareholders of the Acquiring Fund, which has an investment adviser that is well positioned to facilitate and support the future growth of the Acquiring Fund.  Century also believes that shareholders of the Century Fund would benefit from the projected decrease in total annual fund operating expenses resulting from economies of scale and the projected lower operating expense ratio of the combined fund.

Question:  How will the Reorganization work?

Answer:  The Reorganization is structured as a transfer of all the assets of the Century Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all the liabilities of the Century Fund and for the issuance and delivery of Acquiring Fund Institutional Class shares pro rata to Century Fund shareholders, who will then become shareholders of the Acquiring Fund.  Subsequently, the Century Fund will be liquidated.

i

The Reorganization is contingent on the completion of the reorganization of another Century-advised mutual fund into a corresponding Congress-advised mutual fund.  Accordingly, the Reorganization of the Century Fund may not be consummated even if shareholders of the Century Fund approve the Reorganization, if the closing conditions of the reorganization of the other Century-advised mutual fund are not satisfied.

Please refer to the Proxy Statement for a detailed explanation of the Proposal.  If the Plan is approved by shareholders of the Century Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to be effective on or about [September 15, 2017.]

Question:  How will the Reorganization affect me as a shareholder?

Answer:  If shareholders approve the Reorganization, the assets and liabilities of the Century Fund will be transferred to and/ or assumed by the Acquiring Fund.  The Acquiring Fund will set up an account in your name, and your account will receive shares of the Acquiring Fund.  After the Reorganization is completed, the Century Fund will liquidate.  The value of shares of the Acquiring Fund you receive in the Reorganization will equal the value of the shares of the Century Fund you own immediately prior to the Reorganization.

The Reorganization will result in a change in portfolio management responsibility as described below.  The Acquiring Fund has a substantially similar investment objective and substantially similar principal investment strategies to those of the Century Fund.  The Acquiring Fund intends to change its investment objective to match that of the Century Fund concurrent with the closing of the Reorganization.
As part of the Reorganization, the Century Fund, a series of Century Trust, which is a Massachusetts business trust, will transfer its assets to the Acquiring Fund, a series of PMP Trust, which is also organized as a Massachusetts business trust.  As a result of the Reorganization, the Acquiring Fund will operate under the supervision of a different Board of Trustees and will have different service providers.

Question:  What should I know about Institutional Class shares of the Century Fund that are represented by outstanding share certificates?

Answer:  The Institutional Class shares of the Acquiring Fund that will be distributed to the Century Fund’s shareholders will have substantially the same legal characteristics as the Institutional Class shares of Century Fund with respect to such matters as voting rights, assessability, conversion rights, and transferability.  After the Reorganization, shareholders of the Century Fund whose Institutional Class shares are represented by outstanding share certificates will not receive certificates for the Acquiring Fund’s Institutional Class shares, and all outstanding Century Fund Institutional Class share certificates will be cancelled.  Evidence of share ownership of the Acquiring Fund will be reflected electronically in the books and records of the Acquiring Fund.

Question:  Who will manage the Acquiring Fund after the Reorganization?

Answer:  The Acquiring Fund will have a different investment adviser, Congress Asset Management Company, LLP, from the Century Fund.  The Acquiring Fund will be managed by one of the two portfolio managers who are currently responsible for the day-to-day management of the Century Fund, along with one of the two portfolio managers who are currently responsible for the management of the Acquiring Fund, and each will be jointly and primarily responsible for day to day management of the Acquiring Fund.  Congress, founded in 1985, is an experienced investment adviser to registered investment companies, high net worth individuals and institutions.  As of December 31, 2016, Congress managed approximately $8 billion in assets.  Currently, Congress manages three mutual funds.

Question:  How will the Reorganization affect the fees and expenses I pay as a shareholder of the Century Fund?

Answer:  There is a difference in the management fee arrangements for the Acquiring Fund as compared to the Century Fund.  Under the current investment advisory agreement with Century, the Century Fund pays an advisory fee of 0.80% of the Century Fund’s average daily net assets.  However, under the investment advisory agreement with Congress, the Acquiring Fund pays an advisory fee of 0.50% of the Acquiring Fund’s average daily net assets.

In addition, there is expected to be a difference in the total annual fund operating expenses for the Acquiring Fund as compared to the Century Fund.  It is estimated that the Acquiring Fund will have total annual fund operating expenses of 0.74% for the Institutional Class shares after the closing of the Reorganization, based on asset levels as of approximately $260.0 million for the combined funds.  The Century Fund’s total annual operating expenses for the twelve months ended October 31, 2016 and April 30, 2017 were 1.13% and 1.14%, respectively, for the Institutional Class shares.  The Acquiring Fund’s Institutional Class shares operated under an expense cap of 0.75% for the twelve months ended December 31, 2016.  Effective April 30, 2017, the Acquiring Fund and Congress contractually agreed to an operating expense limitation agreement (“Expense Limitation Agreement”) that limits the Acquiring Fund’s total annual operating expenses to 0.95% for the Acquiring Fund’s Institutional Class shares (“Expense Cap”), although, as discussed above, the Acquiring Fund estimates it will operate below the Expense Cap after the closing of the Reorganization.  The Expense Cap is indefinite, and will remain in effect for at least two years after the closing of the Reorganization.  The Century Fund does not have an Expense Cap.

The Expense Cap operates as follows: Congress has contractually agreed to waive its fee or reimburse the Acquiring Fund for its expenses, indefinitely, but at least through [September 30, 2019].  Congress will waive its fee or reimburse the Acquiring Fund to the extent necessary so that total annual fund operating expenses of the Institutional Class shares do not exceed the annual rate of 0.95%, excluding taxes, leverage interest, brokerage commissions, expenses associated with the Acquiring Fund’s investment in other investment companies referred to as Acquired Fund Fees and Expenses (“AFFE”), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation.  The Expense Limitation Agreement may be terminated at any time by the PMP Trust’s Board of Trustees upon 60 days’ notice to Congress, or by Congress with the consent of the PMP Trust Board.  Congress is permitted, with the approval of the PMP Trust Board, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months.  This reimbursement may be requested if the aggregate amount actually paid by the Acquiring Fund toward operating expenses at any time during such period (taking into account the reimbursement) does not exceed the Expense Cap.

The Institutional Class shares of the Century Fund and Acquiring Fund are not subject to any 12b-1 fees or sales charges.  No sales loads, redemption fees, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.  A 1.00% redemption fee currently applies to all shares of the Century Fund held for less than 90 days, but, the Acquiring Fund will not charge a redemption fee.

Question:  Will the Reorganization result in any U.S. federal income taxes?

Answer:  The Reorganization of the Century Fund with and into the Acquiring Fund is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.  Shareholders of the Century Fund are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Reorganization.  Shareholders should consult their tax adviser about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Question:  Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer:  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question:  Will there be any repositioning costs associated with the Reorganization?

Answer:  No repositioning is expected solely as a result of the Reorganization.  The Acquiring Fund may buy and sell portfolio securities in the ordinary course consistent with its investment strategies.

Question:  How do the investment objectives and principal investment strategies of the Century Fund and the Acquiring Fund compare?

Answer:  The Century Fund and the Acquiring Fund have substantially similar investment objectives and substantially similar principal investment strategies.  The Proxy Statement describes the investment objective and principal investment strategies of the Century Fund and the Acquiring Fund.  The Acquiring Fund intends to change its investment objective to match that of the Century Fund concurrent with the closing of the Reorganization.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposal can be acted upon.  Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses.  Your vote is very important to us regardless of the number of shares you own.

Question:  How does Century Trust’s Board of Trustees (the “Board”) recommend that I vote?

Answer:  After careful consideration and upon recommendation of Century, the Board, including all trustees who are not “interested persons” of Century Trust or Century under the Investment Company Act of 1940 Act (the “1940 Act”), recommends that shareholders vote “FOR” the Plan.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:  Century and Congress will pay all costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.

Question:  What will happen if the Plan is not approved by shareholders?

Answer:  The consummation of a Reorganization of the Century Fund is contingent on approval of the Plan by shareholders of the Century Fund.  Thus, if shareholders of the Century Fund do not approve the Plan, the Century Fund will not be reorganized into the Acquiring Fund and will remain as a series within Century Trust.  In this instance, Century and the Board of the Century Trust will have to consider other alternatives, including the possibility of liquidating the Century Fund.

Additionally, the Reorganization is contingent on the completion of the reorganization of another Century-advised mutual fund into a corresponding Congress-advised mutual fund.  Accordingly, the Reorganization of the Century Fund may not be consummated even if shareholders of the Century Fund approve the Reorganization, if the closing conditions of the reorganization of the other Century-advised mutual fund are not satisfied.

Question:  What happens if I do not wish to participate in the Reorganization and own shares of the Acquiring Fund?

Answer:  Assuming the Reorganization is approved by shareholders of the Century Fund, you may redeem your shares of the Century Fund at any time before the closing of the Reorganization.  After the closing of the Reorganization, you may also redeem your shares of the Acquiring Fund on any day in accordance with the procedures described in the Acquiring Fund’s prospectus.  Such redemptions will be taxable to you if you hold your shares in a taxable account.

Question:  How do I vote my shares?

Answer:  You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.

Question:  Who do I call if I have questions?

Answer:  If you have any questions about the Proposal or the proxy card, please do not hesitate to call AST Fund Solutions at 800-290-6428.

COMBINED PROXY STATEMENT/PROSPECTUS
[_________, 2017]
ACQUISITION OF THE ASSETS OF
CENTURY SHARES TRUST
a series of

CENTURY CAPITAL MANAGEMENT TRUST
c/o Century Capital Management, LLC
100 Federal Street, 29th Floor
Boston, Massachusetts 02110
1-617-482-3060

BY AND IN EXCHANGE FOR SHARES OF
CONGRESS LARGE CAP GROWTH FUND
a series of

PROFESSIONALLY MANAGED PORTFOLIOS
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201‑0701
1-888-688-1299

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being furnished to shareholders of Century Shares Trust (the “Century Fund”), a series of the Century Capital Management Trust (“Century Trust”), in connection with an Agreement and Plan of Reorganization (the “Plan”) by and between Century Trust, on behalf of the Century Fund, and Professionally Managed Portfolios (“PMP Trust”), on behalf of the Congress Large Cap Growth Fund (the “Acquiring Fund”), a series of PMP Trust, for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Century Fund, at the offices of Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, on [Friday, August 18, 2017] at 10:00 a.m. Eastern time, and any adjournment or postponement thereof.  The following matters will be considered and acted upon at that time:
To consider the approval of an Agreement and Plan of Reorganization (the “Plan”), which provides for the transfer of all the assets of the Century Fund to the Congress Large Cap Growth Fund (the “Acquiring Fund”), a series of Professionally Managed Portfolios (“PMP Trust”), in exchange for Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Century Fund, and the distribution of such Acquiring Fund shares to the shareholders of the Century Fund in complete liquidation of the Century Fund (the “Reorganization”).

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.  Holders of record of the shares of beneficial interest in the Century Fund as of the close of business on [June 28, 2017], are entitled to vote at the Special Meeting or any adjournments or postponements thereof.
It is proposed that the Century Fund transfer all of its assets to the Acquiring Fund, in exchange for Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Century Fund, all as more fully described in this Proxy Statement.  If approved by the shareholders of the Century Fund, the Reorganization is anticipated to occur on or around [September 15, 2017].
Upon completion of the Reorganization, each shareholder of the Century Fund will receive the number of full and fractional Institutional Class shares of the Acquiring Fund equal in value as of the Valuation Time (as defined in the Plan) to the total value of the Century Fund shares held by that shareholder immediately prior to the Reorganization.
The Century Fund and the Acquiring Fund are each a series of a registered open-end investment company (mutual fund).  The Century Fund and the Acquiring Fund are sometimes referred to in this Proxy Statement individually as a “Fund” and collectively as the “Funds.”  Century Trust is an open-end investment management company organized as a Massachusetts business trust.  PMP Trust is an open-end investment management company, organized as a Massachusetts business trust.  Century Capital Management, LLC (“Century”) is the investment adviser to the Century Fund.  Congress Asset Management Company, LLP (“Congress”) currently serves as the investment adviser to the Acquiring Fund and will continue to serve as the investment adviser to the Acquiring Fund following the Reorganization.

Century and the Board of Trustees of Century Trust (the “Board”) carefully considered the proposed Reorganization, after which the Board approved the Reorganization, subject to shareholder approval of the Plan.  A copy of the form of the Plan is attached to this Proxy Statement as Appendix A.  The Plan is required to be approved by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Century Fund.  Accordingly, shareholders of the Century Fund are being asked to vote on and approve the Plan.
If you need additional copies of this Proxy Statement, please contact the Century Shares Trust at (800) 303-1928 or in writing at Century Funds, P.O. Box 588, Portland, ME 04112.  Additional copies of this Proxy Statement will be delivered to you promptly upon request.  The Century Fund’s Prospectus dated February 28, 2017, the Annual Report to Shareholders for the fiscal year ended October 31, 2016, containing audited financial statements, and the Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2017, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to Century Funds, P.O. Box 588, Portland, ME 04112, through the Internet at http://www.centuryfunds.com or by calling (800) 303-1928.  You may obtain additional information about the Acquiring Fund by calling (888) 688‑1299.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this Proxy Statement:
•
The Prospectus and Statement of Additional Information for the Century Shares Trust dated February 28, 2017, are incorporated by reference to Post-Effective Amendment No. 39 to Century Trust’s Registration Statement on Form N‑1A (File No. 811-09561 and Accession No. 0001398344-17-002505), filed with the SEC on February 28, 2017, as supplemented on March 21, 2017 (File No. 333-86067 and Accession No. 0001398344-17-003742).  On file with the SEC at www.sec.gov.

•
The audited financial statements of the Century Shares Trust dated October 31, 2016, are incorporated by reference to the Annual Report of the Fund for the fiscal year ended October 31, 2016, filed on Form N‑CSR (File No. 811-09561 and Accession No. 0001398344-17-000185) with the SEC on January 6, 2017.  On file with the SEC at www.sec.gov.

•
The financial statements of the Century Shares Trust dated April 30, 2017, are incorporated by reference to the Semi-Annual Report of the Fund for the six-month fiscal period ended April 30, 2017, filed on Form N‑CSR (File No. 811-09561 and Accession No. 0001398344-17-007292) with the SEC on June 5, 2017.  On file with the SEC at www.sec.gov.

•	The Statement of Additional Information for this Proxy Statement relating to the proposed Reorganization, dated [____________, 2017] (the “Reorganization SAI”).

This Proxy Statement will be mailed on or about [July 10, 2017] to shareholders of record of the Century Fund as of [June 28, 2017] (the “Record Date”).  The Reorganization is expected to be completed on or about [September 15, 2017] or as soon as practicable thereafter.
This Proxy Statement, which you should read carefully and retain for future reference, presents the information that you should know about the Century Fund, the Acquiring Fund and the Reorganization.  This document also serves as a prospectus for the Acquiring Fund in connection with the shares of the Acquiring Fund to be issued in the Reorganization.
Additional information concerning the Century Fund and the Acquiring Fund is contained in the documents described above, all of which have been filed with the SEC.  Each document is incorporated by reference into this Proxy Statement (meaning that they are legally considered to be part of this Proxy Statement) only insofar as they relate to the Century Fund and the Acquiring Fund.  No other parts of such documents are incorporated by reference herein.  A copy of the Reorganization SAI may be obtained by calling Professionally Managed Portfolios at (888) 688‑1299 or Century Capital Management Trust at (800) 303-1928.

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  The Acquiring Fund is subject to certain informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and files reports, proxy statements and other information with the SEC.  You may review and copy information about the Acquiring Fund, including proxy material, reports and other information filed by the Acquiring Fund, at the SEC’s public reference room at 100 F Street, N.E., Washington D.C. 20549 and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661).  You may obtain copies of reports and other information filed by the Acquiring Fund or the Century Fund, with a payment of a duplication fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.  Reports and other information filed by the Century Fund may be reviewed and copied at the public reference room maintained by the SEC in Washington D.C. at the address provided above.
Shareholder approval is required to effect the Reorganization.  The Special Meeting is scheduled for [August 18, 2017].  If you are unable to attend the Special Meeting, please complete and return the enclosed proxy card by [August 18, 2017].

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES.  ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
An investment in the Acquiring Fund:
•	is not a deposit of, or guaranteed by, any bank
•	is not insured by the FDIC, the Federal Reserve Board or any other government agency
•	is not endorsed by any bank or government agency
•	involves investment risk, including possible loss of your original investment
_____________________________________

SUMMARY	1
PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION	1
INFORMATION ABOUT THE REORGANIZATION	12
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	16
VOTING INFORMATION	25
LEGAL MATTERS	27
EXPERTS	27
OTHER MATTERS	27
AGREEMENT AND PLAN OF REORGANIZATION	Appendix A-1
SHAREHOLDER INFORMATION FOR THE FUNDS	Appendix B-1
FINANCIAL HIGHLIGHTS	Appendix C-1
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT LIMITATIONS	Appendix D-1
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	Appendix E-1
VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION	Appendix F-1

SUMMARY
This section summarizes the primary features of the Reorganization.  It may not contain all of the information that is important to you.  To understand the Reorganization, you should read this entire Proxy Statement and the appendices.  This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement, the Reorganization SAI, and the Plan, a form of which is attached to this Proxy Statement as Appendix A.
As used herein, the term “Reorganization” refers collectively to the transfer of all the assets of the Century Fund to the Acquiring Fund, a series of PMP Trust, in exchange for Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Century Fund, and the distribution of such Acquiring Fund shares to the shareholders of the Century Fund in complete liquidation of the Century Fund.
No repositioning is expected solely as a result of the Reorganization.  The Acquiring Fund may buy and sell portfolio securities in the ordinary course consistent with its investment strategies.  The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  For information on the U.S. federal income tax consequences of the Reorganization, see the section entitled “Information About the Reorganization – Federal Income Tax Consequences” in this Proxy Statement.
The Board has fixed the close of business on [June 28, 2017] as the Record Date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.  In considering whether to approve a proposal relating to the Reorganization, you should review the information in this Proxy Statement that relates to the Proposal and the Reorganization generally.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
The Proposal requests your approval of the Reorganization of the Century Fund into the Acquiring Fund.  In considering whether to approve the Proposal please review the following information.
Comparison of the Century Fund to the Acquiring Fund
The Century Fund and the Acquiring Fund have a substantially similar investment objective and substantially similar principal investment strategies, and policies, which are presented in the table below, with differences existing primarily in the language chosen to describe their strategies and policies.  The Acquiring Fund intends to change its investment objective to match that of the Century Fund concurrent with the closing of the Reorganization.  In addition to these minor language differences, there is a difference in how Century and Congress define the universe of large cap companies in which they invest – Century looks to companies with market capitalizations in excess of $4 billion, whereas Congress looks to the companies within the Russell 1000 Growth Index, which is currently comprised of companies with market capitalizations that range from $2 to $550 billion.  In addition, the Acquiring Fund has a policy of investing at least 80% of its net assets in the equity securities of large capitalization companies.  Although the Century Fund does not have a similar 80% investment policy, over the past two years, the Century Fund has invested at least 80% of its net assets in the equity securities of large capitalization companies.  Further, while the Century Fund’s portfolio is composed of 25 to 45 holdings, the Acquiring Fund’s portfolio is typically composed of 35 to 45 holdings.

The Century Fund may invest in foreign securities traded on U.S. exchanges without limit. However, over the past two years, the Century Fund has had less than 15% of its assets invested in foreign securities,   and the Century Fund does not anticipate those investments would ever exceed 20% of its assets.  The Acquiring Fund may invest up to 15% of its assets in foreign securities traded on foreign exchanges.  Each Fund may at times invest a significant portion of its assets in companies within a particular sector.  As of March 31, 2017, over 25% and 37% of the Acquiring Fund’s and Century Fund’s assets, respectively, were invested in securities within the information technology sector.  Because the Century Fund and the Acquiring Fund have a substantially similar investment objective and substantially similar principal investment strategies, Century and Congress do not believe that any differences are the result of any significant differences in how the Century Fund has been managed and how the Acquiring Fund is expected to be managed.

In addition, the Funds have substantially similar fundamental investment limitations, which are set forth in Appendix D.  The Century Fund has certain non-fundamental policies, which are set forth in Appendix D.  The Acquiring Fund does not have any non-fundamental policies.  The Century Fund’s non-fundamental polices may be changed by the Century Trust Board without shareholder approval.

	Century Shares Trust	Congress Large Cap Growth Fund
Form of Organization	A diversified series of Century Trust, an open-end investment management company organized as a Massachusetts business trust.	A diversified series of PMP Trust, an open-end investment management company organized as a Massachusetts business trust.
Differences in Form of Organization	The most significant difference in organization between the two Trusts is that they are overseen by a different Board of Trustees and have different service providers.
Net Assets as of April 30, 2017	$ 223,701,378.25 (Institutional Class) $ 223,701,378.25 (Total)	$ 3,984,012 (Retail Class) $ 45,258,945 (Institutional Class) $ 49,242,957 (Total)
Investment Adviser and Portfolio Managers	Investment Adviser: Century Capital Management, LLC Portfolio Manager: • Alexander L. Thorndike; Managing Partner and Portfolio Manager • Kevin W. Callahan; Partner and Portfolio Manager
Investment Adviser:
Congress Asset Management Company, LLP

Portfolio Managers:
• Daniel A. Lagan, CFA; President and Portfolio Manager
• Gregg O’Keefe; Executive Vice President and Portfolio Manager (will step down from his role as a Portfolio Manager of the Acquiring Fund at the time of the closing of the Reorganization)
• Alexander L. Thorndike; Executive Vice President, Managing Director and Portfolio Manager (will join Congress at the time of the closing of the Reorganization)

Investment Objective	The Fund seeks long-term capital growth.	The Fund seeks long-term capital appreciation. *The Acquiring Fund intends to change its investment objective concurrent with the closing of the Reorganization to match that of the Century Fund.
Principal Investment Strategies	The Fund invests mainly in the common stocks of U.S. companies.	The Fund attempts to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large‑capitalization companies.
	Typically, the Fund’s portfolio is composed of 25-45 large and medium-sized companies, but the Fund may invest in any company without regard to market capitalization.	The Fund may also invest from time to time in equity securities of mid‑capitalization companies. Equity securities in which the Fund may invest include common stock and preferred stock.
The Fund’s portfolio is mainly invested in companies with market capitalizations in excess of $4 billion at the time of purchase.
The Fund defines large size market capitalization as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 1000 Growth Index.  As of the last reconstitution date, May 27, 2016, the market capitalization of companies in the Russell 1000 Growth Index ranged from $2.0 billion to $550 billion.

	The Fund may invest in companies across all sectors of the economy, but may favor companies in particular sectors or industries at different times.	As of March 31, 2017, over 25% of the Fund’s assets were invested in securities within the information technology sector.

Century Shares Trust	Congress Large Cap Growth Fund

The Fund may invest in foreign securities without limit, but such investments are not expected to exceed 20% of the Fund’s total assets and typically are limited to the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges and American Depositary Receipts (ADRs).

The Fund may also invest up to 15% of its total assets in equity securities of foreign issuers traded on foreign exchanges, in foreign currencies, or through American Depositary Receipts (“ADRs”) and similar investments, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

In selecting investments for the Fund’s portfolio, the Adviser uses fundamental research to evaluate each company, focusing on the company’s revenues and earnings, return on equity, and capital structure.

The investment adviser employs a “bottom‑up” approach to stock selection, which means that the investment adviser chooses the Fund’s investments based on a company’s future prospects and not on any significant economic or market cycle.  The investment adviser also uses a growth‑style approach to selecting securities with a focus on high quality companies.  The investment adviser’s fundamental approach emphasizes growth of earnings and free cash flow.  The investment adviser seeks to create a diversified portfolio for the Fund consisting of established companies with the ability to consistently grow earnings over time which it believes will provide superior returns over a full market cycle.

A stock may be sold, among other reasons, if it has reached a price target, the issuer’s fundamental outlook has changed, or a better investment opportunity is available.
The investment adviser may sell a security for a number of reasons including, but not limited to, if it determines that the security no longer meets its investment criteria or if a new security is judged more attractive than a current holding.

The Investment Process.  The positive attributes of diversification are very important, especially in volatile markets.  Accordingly, the Fund’s portfolio consists of 35 to 45 individual holdings.  The initial weighting in a position is usually 2.5% of the Fund’s total equity portfolio.  The investment adviser also carefully monitors and limits industry and sector exposure.  The process attempts to identify investment opportunities by identifying characteristics that lead to consistent growth such as:

• Consistent earnings growth:  The investment adviser believes that stock prices react favorably to long term, consistent earnings growth.  Earnings growth is the first characteristic the investment adviser looks for in security selection.

• Superior financial strength:  Manageable debt levels, high returns on equity, low extraordinary charges and transparent balance sheet are all characteristics of the equities in the investment adviser’s Large Cap Growth portfolio.

• Industry leaders:  The investment adviser emphasizes companies that are the leaders in their industry.  Industry dominance leads to share growth, and share growth leads to earnings growth.

Century Shares Trust	Congress Large Cap Growth Fund

• Experienced management teams:  Experienced management teams know how to leverage their industry‑leading position to build the equity base in good times, and protect equity investors in difficult economic markets.

• High free cash flow:  High free cash flow is one indicator of a healthy balance sheet and provides tremendous flexibility to management.

The investment adviser’s equity purchase criteria is a fundamentally driven, bottom‑up process that seeks companies which demonstrate consistent earnings growth and potential relative to other companies in their industry, and the market overall.  Securities are required to meet strict guidelines before they are approved as an investment for the Fund.  They must demonstrate:  (1) positive earnings; (2) earnings growth; (3) superior margins relative to competitors; (4) industry leaders; (5) free cash flow and (6) liquidity.

Selling Portfolio Securities.  The investment adviser may sell a security for a variety of reasons, including, but not limited to:

• fundamental deterioration in the issuer’s ability to maintain an acceptable level of earnings growth relative to its financial characteristics;
• an issuer specific event such as an acquisition or recapitalization that changes the fundamental operations of the company;
• upon comparative analysis, a new security is judged more attractive than a current holding while maintaining the portfolios diversification;
• the investment adviser may trim a stock to ensure appropriate diversification should a stock appreciate substantially from initial purchase; and
• realize gains or losses in efforts to improve tax efficiencies for shareholders.

	Century Shares Trust	Congress Large Cap Growth Fund
Note Regarding Investment Objective and Changes in the 80% Policy	The investment objective of the Fund is long-term capital growth.
The investment objective of the Fund is long-term capital appreciation.

*The Acquiring Fund intends to change its investment objective concurrent with the closing of the Reorganization to match that of the Century Fund.

This investment objective may be changed by the Board of Trustees without shareholder approval and without notice.  Except as otherwise stated in the Fund’s prospectus, the Fund’s investment strategy and policies may be changed without shareholder approval.

 The Fund’s investment objective is non‑fundamental; that is, it can be changed by a vote of the Board of Trustees alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

The Fund’s investment policy of investing at least 80% of its assets in equity securities of large-capitalization companies may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ written notice before any such change.

Temporary Investments
The Fund may, from time to time, temporarily depart from its principal investment strategies in response to adverse market, economic, political or other conditions.  For temporary defensive purposes, the Fund may invest in cash or cash equivalents, or other short-term obligations, without limit.  To the extent that the assets of the Fund are invested in temporary defensive positions, the Fund may succeed in avoiding losses, but may fail to achieve its investment objective.

Generally, the investment adviser does not attempt to “time” the market, such as by shifting all or a significant portion of the portfolio in or out of the market in anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions.  However, in order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position by reducing investments in equities and/or increasing investments in short‑term fixed income securities.  The Fund may also invest without limit in cash and high quality cash equivalents such as investment grade commercial paper and other money market instruments.  During such times, the Fund may not achieve its investment objective to the extent it makes temporary and/or cash investments.  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.

Comparison of Principal Risks
A discussion regarding certain principal risks of investing in the Century Fund and Acquiring Fund are set forth below.  Because the Century Fund and Acquiring Fund have a substantially similar investment objective and substantially similar principal investment strategies, with differences existing primarily in the language of the disclosure based on the different approaches to such disclosure taken by Century and Congress, they are subject to substantially similar principal risks.  Accordingly, the Century Fund’s and Acquiring Fund’s principal risks listed below are substantially similar.  Each Fund may at times invest a significant portion of its assets in companies within a particular sector.  As of March 31, 2017, over 25% and 37% of the Acquiring Fund’s assets and Century Fund’s assets, respectively, were invested in securities within the information technology sector.  Century and Congress do not believe that any differences are the result of significant differences in how the Century Fund has been managed and how the Acquiring Fund is expected to be managed.  As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Century Fund or the Acquiring Fund.  An investment in the Acquiring Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Additional information regarding the principal risks of investing with the Acquiring Fund is set forth in Appendix E.  The following are the principal risks that could affect the value of your investment:

Century Shares Trust	Congress Large Cap Growth Fund
Stock Market Risk, which is the risk that stock prices will decline.  Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.  Movements in the stock markets may adversely affect a stock’s price, regardless of how well a company performs.

Equity Market Risk:  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.

Industry/Sector Risk, which is the risk that companies within the same industry or sector may decline in value due to issues that affect the entire industry or sector.  To the extent that the Fund focuses its investments in a particular industry or sector, there is a risk that economic conditions or other developments that affect companies in that industry or sector will have a significant impact on the Fund’s performance.

Sector-Focus Risk:  Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

Investing in Fewer Issuers Risk, which is the risk that stock price movements affecting one or a small number of companies may have a significant impact on the Fund’s net asset value because the Fund invests in a limited number of companies.

Security Selection Risk, which is the risk that poor stock selection will cause the Fund to underperform its benchmark or other funds with similar investment objectives.	Management Risk: The Fund may not meet its investment objective based on the investment adviser’s success or failure to implement investment strategies for the Fund.
Growth Securities Risk, which is the risk that the price of a “growth” security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.  The stocks of growth companies can be more sensitive to company earnings and more volatile than the market in general.

Growth Style Investment Risk:  Growth stocks may lose value or fall out of favor with investors.  Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Foreign Securities Risk, which is the risk that the value of foreign securities may decline in response to changes in currency exchange rates, unfavorable political developments, sanctions, embargoes or economic and financial instability in a particular country. Foreign securities markets generally have less trading volume and liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Other risks arise from different accounting, financial reporting and legal standards, as well as higher transaction costs.

Foreign Investment Risk:  Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices.  ADRs listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.  When the Fund invests in depositary receipts as a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the depositary receipt may not provide a return that corresponds precisely with that of the underlying foreign shares.

Century Shares Trust	Congress Large Cap Growth Fund
Active Trading Risk, which is the risk that active trading could raise transaction costs (thus lowering return).  In addition, active trading could result in increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issues in other countries or regions.

Information Technology Risk:  The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation, and general economic conditions.

Large Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large‑cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Smaller and Medium Companies Risk: Securities of medium cap companies may possess comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.

Regulatory Risk: Changes in government regulations may adversely affect the value of a security.

Comparison of Fees and Expenses
Century Capital Management, LLC (“Century”) serves as the investment adviser to the Century Fund.  Congress Asset Management Company, LLP (“Congress”) serves as the investment adviser to the Acquiring Fund and will continue to serve as the investment adviser to the Acquiring Fund following the Reorganization.  There is a difference in the management fee arrangement for the Century Fund as compared to the Acquiring Fund.  Under the investment advisory agreement between Century and Century Trust, on behalf of the Century Fund, the Century Fund pays an advisory fee of 0.80% of the Century Fund’s average daily net assets.  However, under the investment advisory agreement with Congress, the Acquiring Fund pays an advisory fee of 0.50% of the Acquiring Fund’s average daily net assets.    The Funds’ investment advisory agreements are further described under “Additional Information About the Reorganization – Investment Advisory Agreements,” below.
The following tables summarize the fees and expenses you may pay as an investor in the Acquiring Fund, the expenses that the Century Fund incurred for the 12-month period ended April 30, 2017, the expenses for the Acquiring Fund for the fiscal year ended December 31, 2016, and the pro forma estimated expense ratios of the Acquiring Fund for the 12 month period ended April 30, 2017 assuming consummation of the Reorganization at the beginning of such period.

The tables are provided to help you understand the expenses of investing in the Acquiring Fund and your share of the operating expenses that the Acquiring Fund incurs and that Congress expects the Acquiring Fund to incur in the first year following the Reorganization.  The pro forma expense ratios show estimated expenses, but actual expenses may be higher or lower than those shown.

Shareholder Fees (fees paid directly from your investment)
	Century Fund, Institutional Class (current)	Acquiring Fund, Institutional Class (current)	Acquiring Fund, Institutional Class (Pro Forma Combined)
Redemption Fees (for fund shares held less than 90 days, as a percentage of total redemption proceeds)	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Institutional Class	Institutional Class

Management Fees	0.80%	0.50%	0.50%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.34%	0.57%	0.23%
Acquired Fund Fees and Expenses	None	0.01%	0.01%
Total Annual Fund Operating Expenses	1.14%	1.08%	0.74%
Fee Waiver/Expense Reimbursement	N/A	(0.12)%	None
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)[1]	N/A	0.96%	N/A
1 Congress Asset Management Company, LLP (“Congress”) has contractually agreed to reduce its fees and/or pay Acquiring Fund expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Acquiring Fund to 0.95% of the Acquiring Fund’s Institutional Class shares’ average net assets (the “Expense Cap”).  The Expense Cap is indefinite, and will remain in effect until at least [September 30, 2019].  Prior to April 30, 2017, the expense cap was 0.75% of the Acquiring Fund’s Institutional Class shares’ average net assets.  The Agreement may be terminated at any time by the PMP Trust Board upon 60 days’ written notice to Congress, or by Congress with the consent of the PMP Trust Board.  Congress may request recoupment of previously waived fees and paid expenses from the Acquiring Fund for three years from the date they were waived or paid, subject to the Expense Cap.  The Acquiring Fund’s net operating expenses may be higher to the extent that the Acquiring Fund incurs expenses that are excluded from the Expense Cap.

Congress and PMP Trust entered into an operating expense limitation agreement under which Congress has agreed to waive its management fees and/or reimburse expenses of the Acquiring Fund to ensure that the total annual operating expenses of the Acquiring Fund’s shares (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.95% for the Institutional Class shares, as a percentage of the Acquiring Fund’s average net assets.  The Century Fund does not have an operating expenses limitation agreement.  The Operating Expenses Limitation Agreement (“Expense Limitation Agreement”) for the Acquiring Fund will remain in effect indefinitely, but at a minimum, through [September 30, 2019], but may be terminated by the PMP Trust Board prior to that time.
Expense Example:

This Expense Example below is intended to help you compare the cost of investing in the Century Fund, the Acquiring Fund, and the proposed combined fund (collectively, the “Funds”) with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each of the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Century Fund (current)
Institutional Class	$116	$362	$628	$1,386

Acquiring Fund (current)(1)
Institutional Class	$98	$319	$572	$1,295

Acquiring Fund (Pro Forma Combined)
Institutional Class	$76	$237	$411	$918
(1) The Example reflects Congress’ agreement to waive fees and/or reimburse Acquiring Fund expenses for the first two years only.

Portfolio Turnover

Each Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect each Fund’s performance.  During the most recent fiscal year, the Century Fund’s portfolio turnover rate was 44% of the average value of its portfolio.    During the six-month period ended April 30, 2017, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.  During the most recent fiscal year, the Acquiring Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Performance Information

The below information shows the historical performance of the Century Fund and the Acquiring Fund.  If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Century Fund.

Century Fund

The following bar chart and table provide some indication of the risks of investing in the Century Fund.  The bar chart shows how the performance of the Century Fund’s Institutional Shares has varied from one calendar year to another over the past 10 years.  The table shows how the average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  The returns shown in the bar chart and table include reinvestment of all dividends and capital gains distributions and reflect fund expenses.  As with any mutual fund, the Century Fund’s past performance (before and after taxes) is not an indication of future performance.  Updated performance information is available on the Century Fund’s website at www.centuryfunds.com or by calling toll-free 800-303-1928.

Annual Total Returns for Institutional Class Shares (for years ended December 31)

Year to Date Return as of 3/31/2017: 8.70%

Best Quarter:	1st Quarter, 2012, 16.14%
Worst Quarter:	4th Quarter, 2008, -21.64%

Average Annual Total Returns (for the periods ended December 31, 2016)

Average Annual Total Returns as of December 31, 2016
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	0.66%	13.26%	6.41%
Return After Taxes on Distributions	-0.14%	10.80%	4.64%
Return After Taxes on Distributions and Sale of Fund Shares	1.05%	10.47%	5.09%
Russell 1000® Growth Index* (reflects no deduction for fees, expenses or taxes)	7.08%	14.50%	8.33%
*	The Russell 1000® Growth Index is a broadly diversified index predominantly made up of growth stocks of large U.S. companies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Century Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The 1-year return after taxes on distributions and sales of Fund shares was higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.
Acquiring Fund

The following performance information provides some indication of the risks of investing in the Acquiring Fund.  The bar chart below illustrates how Institutional Class shares of the Acquiring Fund’s total returns have varied since inception.  The table below illustrates how the Acquiring Fund’s average annual total returns for the 1‑year, 5-year and since inception periods compare with a domestic broad‑based market index and a secondary index provided to offer a broader market perspective.  The Acquiring Fund’s performance, before and after taxes, is not necessarily an indication of how the Acquiring Fund will perform in the future.  After the closing of the Reorganization, the Acquiring Fund will adopt the financial statements and the performance history of the Century Fund.  Updated performance is available on the Acquiring Fund’s website at www.congressasset.com/funds.

Annual Total Returns for Institutional Class Shares (for years ended December 31)

Year to Date Return as of 3/31/2017: 7.16%

Best Quarter:	1st Quarter, 2012, 13.69
Worst Quarter:	3rd Quarter, 2011, -13.38

Average Annual Total Returns (for the periods ended December 31, 2016)

Average Annual Total Returns as of December 31, 2016
	1 Year	5 Year	Since Inception (4/30/10)
Institutional Class Shares
Return Before Taxes	4.75%	11.07%	9.91%
Return After Taxes on Distributions	4.46%	10.34%	9.34%
Return After Taxes on Distributions and Sale of Fund Shares	2.94%	8.75%	7.94%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)*	11.96%	14.66%	12.35%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	7.08%	14.50%	12.76%
*	The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after‑tax returns depend on your situation and may differ from those shown.  Furthermore, the after‑tax returns shown are not relevant to those who hold their shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Acquiring Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Acquiring Fund shares were sold at the end of the specified period.  The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Acquiring Fund shares.

Capitalization

The following table sets forth as of April 30, 2017, the capitalization of the Century Fund and the pro forma combined capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date:
	Century Fund, Institutional Class (current)	Acquiring Fund, Institutional Class (current)	Pro Forma Adjustments*	Acquiring Fund, Institutional Class Pro Forma (Combined)
Net Assets	$223,701,378.25	$45,258,945.52	$849,204.52	$269,809,528.29
Shares Outstanding	10,181,084.18	1,883,222.162	(871,829.987)	11,192,476.355
Net Asset Value Per Share	$21.97	$24.03	-	$24.11
*Adjustments made for duplicative items.
Comparison of Valuation Procedures
The Century Fund uses Century Trust’s Valuation Policy; the Acquiring Fund will use PMP Trust’s Valuation Policy.  The Century Fund and Acquiring Fund determine Net Asset Value in a substantially similar manner each business day that the New York Stock Exchange is open, by taking the market value of the Fund’s total assets, subtracting the Fund’s liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding.  If on a particular day, an exchange traded security does not trade, the Acquiring Fund will use the mean between the most recent quoted bid and asked prices, while the Century Fund determines generally market value based on quotes or closing prices obtained from a quotation reporting system, established market maker or reputable pricing service.  When market prices are not available, the Century Fund and Acquiring Fund make such determinations according to the portfolio securities’ fair value procedures, adopted respectively, by Century Trust’s and PMP Trust’s Boards and in accordance with the requirements of the 1940 Act.  There are no material differences between the procedures by which PMP Trust intends to value the securities of the Acquiring Fund and the procedures used by Century Trust to value the securities of the Century Fund.  Any other differences between the Century Trust’s Valuation Policy and the PMP Trust’s Valuation Policy are not material because of the types of securities held by the Century Fund and the Acquiring Fund.  Accordingly, applying PMP Trust’s valuation policies after the Reorganization to the Acquiring Fund will not result in material differences in the Acquiring Fund’s NAV compared to applying Century Trust’s valuation policies to the Century Fund prior to the Reorganization.

INFORMATION ABOUT THE REORGANIZATION
Reasons for the Reorganization

Century, the current investment adviser to the Century Fund, entered into an agreement to sell its mutual fund asset management business to Congress, investment adviser to the Congress family of mutual funds (the “Transaction”).  The closing of the Transaction is conditioned upon the completion of the Reorganization and the reorganization of another Century-advised mutual fund into a corresponding Congress-advised mutual fund.  Accordingly, the Reorganization of the Century Fund may not be consummated even if shareholders of the Century Fund approve the Reorganization, if the closing conditions of the reorganization of the other Century-advised mutual fund are not satisfied.  By approving the Reorganization of the Century Fund into the Acquiring Fund, shareholders of the Century Fund will have the opportunity to continue their investment in an existing Fund that is advised by Congress and that has a substantially similar investment objective and substantially the same principal investment strategies, and fundamental policies, to those of the Century Fund.  The Acquiring Fund intends to change its investment objective to match that of the Century Fund concurrent with the closing of the Reorganization.  The accounting survivor of the Reorganization will be the Century Fund.  As a result, the Acquiring Fund will use the Century Fund’s performance history after the closing of the Reorganization.  The Reorganization is expected to be a tax-free reorganization.

The Reorganization will shift management oversight responsibility from Century to Congress.  After the Reorganization, the Acquiring Fund will be managed by one of the two portfolio managers who are currently responsible for the day-to-day management of the Century Fund, along with one of the two portfolio managers who are currently responsible for the management of the Acquiring Fund, and each will be jointly and primarily responsible for day to day management of the Acquiring Fund.  Congress is an experienced investment adviser to registered investment companies, high net worth individuals and institutions founded in 1985.  As of December 31, 2016, Congress managed approximately $8 billion in assets.  Currently, Congress manages three mutual funds.

Century, the investment adviser to the Century Fund, recommends that the Century Fund be reorganized into the Acquiring Fund, an existing series of PMP Trust.  The Board of Century Trust has approved the Reorganization with respect to the Century Fund, into the Acquiring Fund, an existing series of PMP Trust, subject to shareholder approval.

Board Considerations

The Century Trust Board considered and approved the Reorganization at a meeting held on May 18, 2017.  Based upon the recommendation of Century and the Century Trust Board’s evaluation of the relevant information presented to it, the Trustees, including all trustees who are not “interested persons” of Century Trust or Century under the 1940 Act, determined that the Reorganization was in the best interests of Century Fund shareholders for the reasons listed below, and also determined that interests of the Century Fund will not be diluted as a result of the Reorganization.  The PMP Trust Board considered and approved the proposed Reorganization at an in-person meeting held on May 25, 2017, where the PMP Trust Board discussed the anticipated benefits of reorganizing the Century Fund into the Acquiring Fund and determined that the Reorganization is in the best interest of the Acquiring Fund and that the interests of the current Acquiring Fund’s shareholders will not be diluted as a result of the Reorganization.

Among other things, the Century Trust Board reviewed, with the assistance of outside legal counsel, and the PMP Trust Board reviewed with Fund legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Plan, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.  In considering the Reorganization, the Century Trust Board took into account a number of additional factors.  Some of the more prominent considerations are discussed further below.

The Century Trust Board considered the following matters, among others and in no order of priority:
•
The Terms and Conditions of the Reorganization.  The Board considered the terms and conditions of the Reorganization, and, in particular, that the transfer of the assets of the Century Fund will be in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Century Fund.  The Board also took note of the fact that no sales charges would be imposed in connection with the Reorganization and that the interests of shareholders would not be diluted as a result of the Reorganization.  The Board also noted that the Reorganization of the Century Fund would be submitted to its shareholders for approval;

•
Similarity of Investment Objectives, Policies and Restrictions.  The Board considered that the investment objective, policies and strategies of the Century Fund are substantially similar to those of the Acquiring Fund.  In particular, the Board considered representations made to it that the similarity of investment strategy, together with Mr. Thorndike’s role in the day-to-day management of the Acquiring Fund’s portfolio, would not result in any portfolio repositioning in connection with the Reorganization;

•
Expenses Relating to Reorganization.  The Board considered that Century and Congress will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials, and that the Century Fund would not bear such costs;

•
Fees and Expenses.  The Board considered that the investment advisory fee for the Acquiring Fund is lower than the investment advisory fee of the Century Fund.  The Board also considered that Congress had agreed to limit the Acquiring Fund’s total annual fund operating expenses to 0.95% of the Acquiring Fund’s average daily net assets for the Institutional Class shares for at least two years after the closing of the Reorganization, which is a reduction relative to the Century Fund’s total annual expense ratio for Institutional class shares of 1.13% for the fiscal year ended October 31, 2016.  The Board also considered that no sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization;

•
The Experience and Expertise of Congress.  The Board considered that Congress is an experienced investment adviser with approximately $8 billion of overall assets under management that, since 1985, has provided investment advisory services to endowments, high net worth individuals, 401k plans and advisory platforms.  The Board also considered that Congress currently manages three mutual funds and considered the historical investment performance of those funds, as well as the qualifications and experience of the investment personnel who would be managing the Acquiring Fund;

•
Tax Consequences.  The Board considered that the Reorganization is expected to constitute a tax- free reorganization for U.S. federal income tax purposes and is conditional upon receipt of an opinion of counsel to such effect.  Assuming that the Reorganization so qualifies, neither the Century Fund nor its shareholders generally will recognize any gain or loss upon the transfer of all of the assets of the Century Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Century Fund’s liabilities, or upon the distribution of the Acquiring Fund shares in exchange for Century Fund shares in that Reorganization;

•
Potential Economies of Scale.  The Board considered Congress’ distribution capabilities, the prospects for future growth of the Acquiring Fund and that the shareholders of the Century Fund may benefit from economies of scale depending on the future growth of the Acquiring Fund;

•
PMP Trust.  The Board considered the governance structure and operations of the PMP Trust Board, the compliance program and the service providers rendering core services to the PMP Trust.  The Board also considered that at least 75% of the PMP Trust Board will be comprised of trustees who are not “interested persons” (as defined in the 1940 Act) of Century, Congress, or their respective affiliates, for at least three years following the Reorganization;

•
Shareholder Services.  The Board considered that the investor services and features available to shareholders of both the Century Fund and the Acquiring Fund are similar and that shareholders would have additional fund options available for exchange through the Congress Funds after the Reorganization;

•
The Recommendation of Century.  The Board considered the recommendation of Century, the Century Fund’s investment adviser, in favor of the Reorganization, but in evaluating that recommendation, also considered the fact that Century has a financial interest in the consummation of the Reorganization; and

•
Other Options.  The Board considered the decreasing net assets of the Century Trust and the viability of the Century Fund absent approval of the proposed Reorganization.  The Board determined that it was not able to identify realistic better alternatives to the Reorganization and that the Reorganization would provide shareholders with the options of (1) transferring their investment to a similar fund in the Reorganization, which generally is not expected to result in the recognition of gain or loss by the Century Fund or its shareholders for federal income tax purposes, or (2) redeeming their investment in the Century Fund, which might have adverse tax consequences for them.

The Century Trust Board received confirmation from Century and PMP Trust that all of the above conditions had been (or would be) met at the time of the Reorganization.  After consideration of the factors noted above, together with other factors and information considered to be relevant, the Century Trust Board, including all trustees who are not “interested persons” of Century Trust or Century under the 1940 Act, determined that the interests of current shareholders of the Century Fund will not be diluted as a result of the Reorganization, and the Reorganization is in the best interests of the Century Fund based on Century’s assurances that shareholders would benefit from the reorganization of the Century Fund into the Acquiring Fund.  Accordingly, the Century Trust Board approved the Reorganization.
The Plan
The Plan sets forth the terms by which the Century Fund will be reorganized into the Acquiring Fund.  The form of the Plan is attached as Appendix A and the description of the Plan contained herein is qualified in its entirety by the attached Plan.  The following section summarizes the material terms of the Plan.
The Reorganization is structured as a transfer of all the assets of the Century Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all the liabilities of the Century Fund and for the issuance and delivery of Acquiring Fund Institutional Class shares pro rata to Century Fund shareholders, who will then become shareholder of the Acquiring Fund.
After receipt of the Acquiring Fund’s Institutional Class shares, pro rata by Century Fund shareholders, the legal existence of the Century Fund as a series of Century Trust will be terminated.  Each shareholder of the Century Fund will receive the number of full and fractional Institutional Class shares of the Acquiring Fund equal in value as of the Valuation Time (as defined in the Plan) to the total value of the Century Fund shares held by that shareholder immediately prior to the Reorganization.  Such shares will be held in an account with the Acquiring Fund identical in all material respects to the account currently maintained by the Century Fund.
The consummation of the Reorganization is subject to the terms and conditions and the representations and warranties set forth in the Plan.  The Plan may be terminated by mutual agreement of Century Trust on behalf of the Century Fund and PMP Trust, on behalf of the Acquiring Fund.  In addition, either Century Trust or PMP Trust may at its option terminate the Plan at or before the Closing Date due to (i) a material breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days; (ii) a condition precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met; or (iii) a determination by the Board of Century Trust or the Board of PMP Trust, that the consummation of the transactions contemplated therein is not in the best interests of the Century Fund or the Acquiring Fund, respectively.  Congress and Century will pay all of the legal counsel and other expenses of the Acquiring Fund and the Century Fund incurred in connection with the Reorganization, whether or not the Reorganization is approved and completed.  The Reorganization expenses include, without limitation, board meeting fees and costs, and costs associated with the proxy solicitation of the Century Fund shareholders.
The Century Trust Board has voted to approve the Plan and the proposed Reorganization and to recommend that shareholders also approve the Plan and the transactions it contemplates.  The actions contemplated by the Plan and the related matters described therein will be consummated only if approved by the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Century Fund, cast in person or by proxy at the Special Meeting.

Section 15(f) of the 1940 Act
Because Century will receive compensation for the sale of its mutual fund asset management business to Congress in connection with the Reorganization, Congress has undertaken to comply with the requirements of Section 15(f) of the 1940 Act.  Section 15(f) of the 1940 Act provides that an investment adviser (such as Century) to a registered investment company may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an advisory contract if the following two conditions are satisfied:  (1) for a period of three years after such assignment, at least 75% of the board of directors/trustees of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the new or former investment adviser; and (2) no “unfair burden” may be imposed on the investment company as a result of the  assignment or any express or implied  terms, conditions or understandings applicable to the transaction.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).
Costs and Expenses of the Reorganization
The Plan provides that all expenses of the Reorganization will be borne by Congress and Century.  Such expenses include, without limitation:  (a) expenses associated with the preparation and filing of this Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) costs to terminate the Century Fund; and (f) legal fees incurred by Century Trust and PMP Trust.
Certain U.S. Federal Income Tax Consequences
It is a condition to the Century Fund’s obligation to consummate the Reorganization that the Century Fund receive a tax opinion (which opinion will be based on certain factual representations and certain customary assumptions), substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for U.S. federal income tax purposes:
(a) The transfer of all the Century Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Century Fund followed by the distribution by the Century Fund of all the Acquiring Fund shares to the Century Fund shareholders in complete liquidation of the Century Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Century Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Century Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Century Fund.
(c) No gain or loss will be recognized by the Century Fund upon the transfer of all the Century Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Century Fund or upon the distribution (whether actual or constructive) of Acquiring Fund shares to the Century Fund shareholders solely in exchange for such shareholders’ shares of the Century Fund in complete liquidation of the Century Fund.
(d) No gain or loss will be recognized by the Century Fund shareholders upon the exchange of their Century Fund shares solely for Acquiring Fund shares in the Reorganization.
(e) The aggregate basis of the Acquiring Fund shares received by each Century Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Century Fund shares exchanged therefor by such shareholder.  The holding period of Acquiring Fund shares received by each Century Fund shareholder will include the period during which the Century Fund shares exchanged therefor were held by such shareholder, provided such Century Fund shares are held as capital assets at the time of the Reorganization.

(f) The basis of the Century Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Century Fund immediately before the Reorganization.  The holding period of the assets of the Century Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Century Fund.
No opinion will be expressed as to the effect of the Reorganization on (i) the Century Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting; (ii) any Century Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting; (iii) any gain or loss that may be recognized on “section 1256 contracts” as defined in section 1256(b) of the Code as a result of the closing of the tax year of the Century Fund, or (iv) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Century Fund.

Further, no opinion will be expressed as to the effect of the Reorganization on (i) the taxable year of any Century Fund shareholder, (ii) the Century Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or personal holding company as defined in Section 542 of the Code, (iii) any shares held as a result of or attributable to compensation for services by any person, or (iv) any other U.S. federal tax issues (except those set forth above) or any state, local or foreign tax issues of any kind.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization.  An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

As of October 31, 2016, the Century Fund had no capital loss carryforwards.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder.  Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of U.S. federal, state, local, non-U.S. or other tax laws.
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
Investment Advisers
Century Fund
Century Capital Management, LLC (“Century”) is the current investment adviser to the Century Fund.  Century is located at 100 Federal Street, 29th Floor, Boston, Massachusetts, 02110.  Century has provided investment management services to individuals and institutions through mutual funds and separate accounts since 1992.  As of March 20, 2017, Century had approximately $670.4 million in assets under management.  Century is responsible for managing the investment portfolio of the Century Fund, subject to the supervision of the Century Trust’s Board of Trustees.
Acquiring Fund
Congress Asset Management Company, LLP (“Congress”) serves as the investment adviser to the Acquiring Fund and will continue to serve as the investment adviser to the Acquiring Fund following the Reorganization.  Congress is located at 2 Seaport Lane, Boston, Massachusetts 02210.  Congress was founded in 1985 and serves as an investment adviser to registered investment companies, high net worth individuals and institutions.  As of December 31, 2016, Congress managed approximately $8 billion in assets.  Currently, Congress manages three mutual funds.  Subject to the general supervision of the PMP Trust Board, Congress is responsible for managing the Acquiring Fund in accordance with its investment objective and policies, and making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities.  Congress also maintains related records for the Acquiring Fund.
Investment Advisory Agreements

Under the investment advisory agreement with PMP Trust, on behalf of the Acquiring Fund, Congress supervises the management of the Acquiring Fund’s investments and business affairs.  At its expense, Congress provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Acquiring Fund.  Century serves as the Century Fund’s investment adviser pursuant to an investment advisory agreement with Century Trust on behalf of the Century Fund.

There is a difference in the management fee arrangement for the Acquiring Fund as compared to the Century Fund.  Under the current investment advisory agreement with Century, the Century Fund pays an advisory fee of 0.80% of the Century Fund’s average daily net assets.  Under the investment advisory agreement with Congress, the Acquiring Fund pays an advisory fee of 0.50% of the Acquiring Fund’s average daily net assets.  In addition to the advisory fees, the Acquiring Fund incurs other expenses such as custodian, transfer agency, interest, AFFE and other customary Fund expenses.

There is expected to be a difference in the total annual fund operating expenses for the Acquiring Fund as compared to the Century Fund.  Pursuant to an Expense Limitation Agreement, Congress has contractually agreed to reduce its fees and/or pay Acquiring Fund expenses (excluding taxes, leverage interest, brokerage commissions, AFFE, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to limit Total Annual Fund Operating Expenses to 0.95% for the Acquiring Fund’s Institutional Class shares (“Expense Cap”) for at least two years after the closing of the Reorganization.  The Century Fund does not have an Expense Cap.  The Century Fund’s total annual operating expenses at October 31, 2016 and April 30, 2017 were 1.13% and 1.14%, respectively, for the Institutional Class shares.  The Acquiring Fund’s Institutional Class shares operated under an expense cap of 0.75% for the twelve months ended December 31, 2016.  It is estimated that the Acquiring Fund will have total annual fund operating expenses of 0.74% for the Institutional Class shares after the closing of the Reorganization.

The Expense Cap will remain in effect indefinitely, but at least until [September 30, 2019].  The Expense Limitation Agreement may be terminated at any time by the PMP Board of Trustees upon 60 days’ notice to Congress, or by Congress with consent of the Board.  Congress is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months.  This reimbursement may be requested if the aggregate amount actually paid by the Acquiring Fund toward operating expenses for such period (taking into account the reimbursement) does not exceed the Expense Cap.

The Century Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2015 contains information about the factors that the Century Trust Board of Trustees considered in approving the Century Fund’s investment advisory and management services agreement.  A discussion of the basis of the PMP Trust Board’s approval of the advisory agreement with Congress is included in the PMP Trust’s December 31, 2016 Annual Report.

Portfolio Managers
Century Fund
Alexander L. Thorndike.  Mr. Thorndike is the Managing Partner of Century Capital Management, LLC.  Mr. Thorndike has been a portfolio manager for the Century Fund since joining the firm in 1999, and has more than 26 years of equity research and portfolio management experience.

Kevin W. Callahan.  Mr. Callahan is a Partner of Century Capital Management, LLC.  Mr. Callahan has been a portfolio manager for the Fund since joining Century Capital in 2001, and has more than 27 years of equity research and portfolio management experience.

Acquiring Fund
After the closing of the Reorganization, the Acquiring Fund will be managed by one of the two portfolio managers who are currently responsible for the day-to-day management of the Century Fund, Alexander L. Thorndike, along with one of the two portfolio managers who are currently responsible for the management of the Acquiring Fund, Daniel A. Lagan, and each will be jointly and primarily responsible for day to day management of the Acquiring Fund.  Congress is an experienced investment adviser to registered investment companies, high net worth individuals and institutions founded in 1985.  As of December 31, 2016, Congress managed approximately $8 billion in assets.  Currently, Congress manages three mutual funds.
Daniel A. Lagan, MBA, CFA.  Mr. Daniel Lagan is a Chartered Financial Analyst charter holder.  Since July 1999, Mr. Lagan has served as President of, and as a Portfolio Manager for, Congress and is jointly and primarily responsible for day‑to‑day management of the Acquiring Fund.  Mr. Lagan has served as a Portfolio Manager of the Acquiring Fund since its inception in March 2009.  From August 1989 to June 1999, Mr. Lagan served as Executive Vice President and Portfolio Manager for Congress.  Prior to joining Congress in 1989, Mr. Lagan served as an auditor for PricewaterhouseCoopers.  Mr. Lagan holds a Bachelor of Arts degree in Accounting from St. Michael’s College and a Masters of Business Administration degree in Finance from Boston College.

Gregg A. O’Keefe, MBA, CFA.  Mr. O’Keefe is a Chartered Financial Analyst charter holder, serves as Executive Vice President of and as a Portfolio Manager for Congress and is jointly and primarily responsible for day‑to‑day management of the Acquiring Fund.  Mr. O’Keefe has served as a Portfolio Manager of the Acquiring Fund since its inception in March 2009.  Prior to joining Congress in 1986, Mr. O’Keefe served as an Analyst for Trustee & Investors Co., Inc.  Mr. O’Keefe holds a Bachelor of Science in Business Administration degree in Accounting from Boston University and a Master of Business Administration degree in Finance from Boston College.  Following the Reorganization, Mr. O’Keefe will step down from his role as a Portfolio Manager of the Acquiring Fund.
Alexander L. Thorndike, MBA.  Following the Reorganization, Mr. Thorndike will serve as an Executive Vice President and Managing Director for Congress and will be jointly and primarily responsible for the day-to-day management of the Acquiring Fund as a Portfolio Manager.  Mr. Thorndike is currently a Managing Partner of Century Capital Management, LLC.  He is primarily responsible for the day-to-day management of the Century Fund and has been a portfolio manager for the Century Fund since joining Century in 1999.  Mr. Thorndike has more than 26 years of equity research and portfolio management experience.  Mr. Thorndike holds a Bachelor of Arts in English Literature degree from Harvard University and a Master of Business Administration degree from Northwestern University’s Kellogg Graduate School of Management.
Purchase, Redemption and Exchange Policies
This section will help you compare the procedures for purchasing, redeeming and exchanging shares of the Century Fund with the corresponding procedures of the Acquiring Fund.  Please be aware that this is only a brief discussion.  For a more complete discussion of the Acquiring Fund’s purchase and redemption policies, please see Appendix F.
Share Class Offerings
The Century Fund offers Institutional Class shares.  The Acquiring Fund is offering Institutional Class shares pursuant to this Proxy Statement.  If the Reorganization is consummated, shareholders of the Century Fund holding Institutional Class shares will receive Institutional Class shares of the Acquiring Fund in the Reorganization.  Nothing contained herein shall be construed as an offer to purchase or otherwise acquire Institutional Class shares of the Acquiring Fund other than in connection with the Reorganization, and nothing contained herein shall be construed as an offer to purchase or otherwise acquire any other class of shares of the Acquiring Fund.  The PMP Trust Board has reserved the right to create and issue additional classes of the Acquiring Fund following the Reorganization.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or class.
Institutional Class shares of the Acquiring Fund and Century Fund are sold at net asset value (“NAV”), without an initial sales charge and are not subject to a Rule 12b-1 fee or contingent deferred sales charge.  Institutional Class shares of the Acquiring Fund will be subject to different initial investment requirements than Institutional Class shares of the Century Fund as set forth in the chart below.
Buying and Selling Fund Shares
The Acquiring Fund has different minimum investment requirements with respect to Institutional Class shares in comparison to the Century Fund’s Institutional Class shares, as set forth in the chart below.

Type of Account	Minimum Initial Investment*	Minimum Additional Investment
Century Fund Institutional Class Shares
– Standard Accounts	$100,000	None
Acquiring Fund Institutional Class Shares
– Standard Accounts	$500,000	None
– Traditional and Roth IRA Accounts	$500,000	None

*The initial investment minimum will be waived with respect to shareholder accounts opened in connection with the Reorganization.
Purchase and Redemption Policies	Century Shares Trust	Congress Large Cap Growth Fund

Purchases
By mail, check, wire and electronic transfer, systematic investment program, directly from the Fund or through financial intermediaries such as broker-dealers, fund supermarkets, financial advisors or retirement plans.
By mail, check, telephone, wire and electronic transfer, automatic investment plan, directly from the Fund or through financial intermediaries.

Redemptions	By mail and telephone.	By mail, telephone, wire, financial intermediaries and systematic withdrawal plan.

Redemptions In-Kind
The Century Fund reserves the right to make a “redemption in-kind” payment in portfolio securities rather than in cash if your redemptions exceed $250,000 or more than 1% of the Century Fund’s NAV (whichever is less) within any 90-day period.

The Acquiring Fund reserves the right to pay redemption proceeds in whole or in part by distributions of portfolio securities (a “redemption in-kind”).  It is not expected that the Acquiring Fund would do so except during unusual market conditions or if the redemption amount is large enough to affect the Acquiring Fund’s operations (e.g., if it represents more than 1% of the Acquiring Fund’s assets).

Redemption Fees	1.00% on Fund shares held less than 90 days, as a percentage of total redemption proceeds.	None.

Exchange Privileges of the Funds
The Funds are subject to the exchange privileges listed below.
Century Fund.  You are permitted to redeem shares in Century Shares Trust by telephone for the purpose of using the redemption proceeds to purchase shares of another Century Fund.  Before initiating an exchange, you should read the portions of the prospectus pertaining to the fund you want to acquire.  The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical.  Exchanges will be effected at the respective net asset values of the funds involved as next determined after receipt of the exchange request.  You will not be charged any additional fees for the transaction.  Century Shares Trust may modify or terminate this exchange privilege at any time without prior notice.
For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of the shares received in the exchange (except for exchanges within retirement accounts).  You should consult your tax advisor about the tax consequences of exchanging Fund shares.

The transfer agent will use reasonable procedures to confirm the identity of shareholders and the authenticity of exchange instructions, including requiring personal identification, but will not be liable for following instructions communicated by telephone that are reasonably believed to be genuine.  This privilege is automatically available to you without any further action on your part.
Acquiring Fund.  You may exchange all or a portion of your investment, from one Congress fund to any other Congress fund, by mail or telephone provided you established telephone exchange privileges on your account application.  Any new account established through an exchange will be subject to each Congress fund’s minimum investment requirement.  In addition, existing accounts are subject to a minimum exchange requirement of $50.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.  You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number) and within the same share class.  This exchange privilege may be terminated or modified by the Acquiring Fund at any time upon a 60-day notice to shareholders.  Call the Acquiring Fund at 1‑888‑688‑1299 to learn more about exchanges.
Distribution and Tax Information
The Acquiring Fund intends to distribute to its shareholders substantially all of its income and capital gains annually.  Dividends, if any, are declared and paid annually by the Acquiring Fund.  The Acquiring Fund intends to make distributions of capital gains, if any, at least annually.  If you own shares on the record date of the distribution, you will be entitled to receive the distribution.
Shareholders of the Century Fund who currently have their dividends or distributions reinvested will have dividends or distributions received from the Acquiring Fund reinvested in Institutional Class shares of the Acquiring Fund after the Reorganization.  Shareholders of the Century Fund who have elected to receive dividends or distributions in cash will receive dividends or distributions from the Acquiring Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have both dividends and distributions reinvested in additional shares of the Acquiring Fund.
The Century Fund’s and Acquiring Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Century Fund or Acquiring Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Century Fund or Acquiring Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Century Fund or Acquiring Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Shareholder Information
As of the Record Date, the Century Fund’s shareholders of record and/or beneficial owners (to the Century Trust’s knowledge) who owned 5% or more of each class of the Century Fund shares are set forth below in Appendix B, “Shareholder Information for Century Shares Trust.”
Description of the Securities to be Issued; Rights of Shareholders
The following is a comparison of certain important provisions of the governing instruments and governing laws of the Funds, but is not a complete description.  Further information about the Century Fund’s governance structure is contained in its SAI and its governing documents, which are on file with the SEC.  Further information about the Acquiring Fund’s governance structure is contained in its SAI and its governing documents, which are on file with the SEC.

Organization and Governing Law.  The Century Fund is a series of the Century Trust and the Acquiring Fund is a series of the PMP Trust (the Century Trust and the PMP Trust are referred to herein as the “Trusts”).  Each Trust is a Massachusetts business trust.  Each Fund is governed by the respective Trust’s Declaration of Trust (together, the “Declarations”) and the respective Trust’s By-Laws, both as amended, restated, or supplemented from time to time.  Each Fund and its business and affairs are managed under the supervision of its Board.
Shares. When issued and paid for in accordance with the prospectuses, shares of both Funds are fully paid and non-assessable, having no preemptive or subscription rights.  Each share of a Fund represents an equal interest in such Fund, although the fees and expenses relating to each class may vary.  Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by the Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses.  Such distributions may be in cash or in additional Fund shares or in a combination thereof.  In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.
Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Funds are not required to hold annual shareholder meetings under Massachusetts law or their governing instruments.  The governing instruments of each Fund generally provide that a meeting of shareholders may be called at any time by the respective Board.  The Century Trust’s Declaration of Trust also provides that a meeting of shareholders may be called by any person or persons as may be specified in the By-Laws upon written application.  The governing instruments of the PMP Trust provide that meetings of the shareholders may be called by the Trustees for the purpose of taking action upon any matter deemed by the Trustees to be necessary or desirable.  The governing instruments of the Century Trust provide that a special meeting of shareholders may be called by the Trustees for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders or upon any matter deemed by the Trustees to be necessary or desirable.
Submission of Shareholder Proposals.  The PMP Trust does not have a provision in its governing instruments requiring that a shareholder provide notice to the Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings.
Quorum.  The governing instruments of the PMP Trust provide that a quorum will exist if shareholders of 40 percent of the shares entitled to vote are present at the meeting in person or by proxy, except when a larger quorum is required by applicable law.  The governing instruments of the Century Trust provide that a quorum will exist if shareholders of 30 percent of the shares entitled to vote are present at the meeting in person or by proxy.
Number of Votes.  The governing instruments of each Trust provide that each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold.  The governing instruments do not provide for cumulative voting.
Right to Vote. The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution (under certain circumstances), and amendments to fundamental policies, objectives, or restrictions.  Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their governing instruments and applicable state law.  For matters on which shareholders of a Fund do not have a right to vote, the Board of the Fund may nonetheless determine to submit the matter to shareholders for approval.
Election and Removal of Trustees. The Trustees of the PMP Trust, by majority vote, may elect to remove Trustees.  Shareholders of the PMP Trust and Century Trust may elect Trustees at any meeting of the shareholders called by the Trustees for that purpose.  Trustees of the Century Trust may be removed by at least two-thirds of the Trustees or at any meeting of shareholders by a vote of two-thirds of the outstanding shares.
Amendment of Governing Instruments.  The Declaration of the PMP Trust may be amended by the Trustees in writing and signed by a majority.  The By-Laws of the PMP Trust may be amended by a majority of shareholders and the Trustees may amend the By-Laws subject to this right.  The Declaration of the Century Trust may be amended by the Trustees, without shareholder vote or by shareholder vote with respect to certain items as outlined in the Declaration of Trust and determined by the Trustees.  The By-Laws of the Century Trust may be amended by a majority of the Trustees.

Mergers and Reorganizations.  The Trustees of the PMP Trust may cause the Trust or its series to be merged with or without shareholder approval.  The PMP Trust requires a vote of a “1940 Act majority” of shareholders for a merger, except for affiliated fund mergers that comply with Rule 17a-8(a)(3) under the 1940 Act.  A “1940 Act majority” is the lesser of (i) 67% of the shares of a Fund that are present at the meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the meeting, or (ii) more than 50% of the shares of a Fund outstanding on the record date.  The Trustees of the Century Trust may cause the Trust or its series to be merged, so long as it is authorized by a vote of shareholders.  The Century Trust or its series may be merged when authorized at a meeting of shareholders called for that purpose, or by written instrument without a meeting, by the vote of the holders of two-thirds of the outstanding shares; provided, however, that if such merger is recommended by the Trustees of the Century Trust the vote or written consent of a “1940 Act majority” of shareholders is sufficient authorization.  The Trustees of the Century Trust may, without the vote of or consent of shareholders, cause to be organized any other trust or organization to take over all of the Trust property or property belonging to its series.  Additionally, the Trustees of the Century Trust may cause a merger between the Century Trust and any such other trust or organization.
Liquidation of a Fund.  The Trustees of the PMP Trust may liquidate a Fund by written notice to the shareholders of such Fund.  Any series of the Century Trust may be liquidated upon the vote of shareholders holding at least two-thirds of the shares or by the Trustees with written notice to the shareholders of such Fund.
Indemnification.  The governing documents generally provide for the indemnification of each Trust’s Trustees and officers against all liabilities and expenses incurred by any Trustee or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the Trust, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person.  Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy.
Fund Trustees and Officers
Century Fund
The trustees and officers of the Century Trust (of which Century Fund is a series) are different from those of the PMP Trust (of which the Acquiring Fund is a series).  The following individuals comprise the Board of Trustees of the Century Trust: Alexander L. Thorndike (Chairman) William Gray, Laura A. Johnson, Stephen W. Kidder, Jerry S. Rosenbloom, David D. Tripple, and Ellen M. Zane.  The Officers of the Century Trust are Alexander L. Thorndike (Principal Executive Officer) and Julie A. Smith (Principal Financial Officer and Chief Compliance Officer).
Acquiring Fund
PMP Trust is managed by the PMP Trust Board.  Therefore, the Acquiring Fund will have a different Board of Trustees from the Century Fund.  Below are the members of the PMP Trust Board:

Name, Address And Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
i. Independent Trustees of the Trust(1)
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term Since May 1991.	Formerly, President, Talon Industries, Inc. (business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	4	Director, PNC Funds (34 series), PNC Advantage Funds (1 series).
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc. (international consumer products conglomerate.)	4	Trustee, The Dana Foundation.
Eric W. Falkeis (born 1973) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since September 2011.	Chief Operating Officer, Direxion Funds since 2013; formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC 1997-2013.	4	Interested Trustee, Direxion Funds (24 series), Direxion Shares ETF Trust (142 series) and Direxion Insurance Trust.
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	4	None.

Name, Address And Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	4	Independent Trustee, AMG Funds (67 series); Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.
ii. Officers of the Trust
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Secretary	Indefinite Term; Since March 2013. Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007.	Not Applicable	Not Applicable
Aaron J. Perkovich (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2016.	Vice President, U.S. Bancorp Fund Services, LLC, since June 2006.	Not Applicable.	Not Applicable.
Melissa Breitzman (born 1983) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since June 2005.	Not Applicable.	Not Applicable.
Craig Benton (born 1985) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since November 2007.	Not Applicable.	Not Applicable.
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Senior Vice President and Compliance Officer, U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.
(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies to the Congress Large Cap Growth Fund, as well as the following Funds offered in a separate Prospectus and SAI: Congress All Cap Opportunity Fund, Congress Mid Cap Growth Fund, and the Congress Small Cap Growth Fund.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Other Fund Service Providers
The Acquiring Fund will engage the service providers set forth in the chart below.
Service Providers
Distributor and Principal Underwriter	Quasar Distributions, LLC
Custodian	U.S. Bank, National Association
Transfer Agent	U.S. Bancorp Fund Services, LLC
Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP

VOTING INFORMATION
A. RECORD DATE AND VOTING RIGHTS
Proxies are being solicited from the shareholders of Century Shares Trust by the Century Trust Board for the Special Meeting to be held on [August 18, 2017], at 10:00 a.m. Eastern time at the offices of Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, or at such later time made necessary by adjournment.  Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.
The Board has fixed the close of business on [June 28, 2017] (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.  Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held.  As of the Record Date, the total number of issued and outstanding shares of beneficial interest of Institutional Class shares of Century Shares Trust was [___________].  Shareholders of record who own five percent or more of Century Shares Trust as of the Record Date are set forth on Appendix B to this Proxy Statement.

B. HOW TO VOTE
You may vote in one of three ways:

•	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy ballot; or
•	call the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

C.	PROXIES
All proxies solicited by the Century Trust Board that are properly executed and received by the Secretary of the Century Trust prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Century Fund receives written notification to the contrary from any one of such persons.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.  All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes.  Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Century Fund.  You may also give written notice of revocation in person at the Special Meeting.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	QUORUM, ADJOURNMENTS AND VOTE REQUIRED
In order to hold the Special Meeting, a quorum of shareholders of the Century Fund must be present.  Holders of more than 50% of the total number of shares entitled to vote, present in person or by proxy, shall constitute a quorum for the purpose of voting on the Reorganization proposal and holders of more than 30% of the total number of shares of the Century Fund entitled to vote, present in person or by proxy, shall constitute a quorum for the purpose of transacting any other business that may come before the Special Meeting unless a different quorum is required under the Century Fund’s organizational documents or applicable law.  Approval of the Reorganization with respect to the Century Fund will require approval by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Century Fund.  The 1940 Act defines the vote of a majority of the outstanding voting securities of the Century Fund to mean the lesser of (i) 67% of the shares of the Century Fund that are present at the meeting, if the holders of more than 50% of the shares of the Century Fund outstanding as of the Record Date are present or represented by proxy at the meeting, or (ii) more than 50% of the shares of the Century Fund outstanding on the Record Date.  If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting or if a quorum is obtained, but sufficient votes required to approve the Plan are not obtained, the Chairman of the meeting may adjourn the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the Proposal.  The Special Meeting may be adjourned from time to time without notice other than announcement at the Special Meeting at which the adjournment is taken with respect to one or more matters to be considered at the Special Meeting to a designated time and place within a reasonable time after the date set for the original meeting, whether or not a quorum is present with respect to such matter.

E.	EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”
All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  Under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, if proxies are returned with respect to such shares these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, if any).

Abstentions and broker non-votes will have the effect of shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.  In order to prevent this result, Century Shares Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  Century Shares Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

F.	SOLICITATION OF PROXIES
Century Shares Trust expects that the solicitation of proxies will be primarily by mail and telephone.  The solicitation also may include facsimile, Internet or oral communications by certain employees of Century, who will not be paid for these services.  Century has retained AST Fund Solutions to aid in the solicitation of proxies, at an anticipated cost of approximately $32,000.  Century and Congress will bear the costs of the Special Meeting, including legal costs, the costs of retaining AST Fund Solutions, and other expenses incurred in connection with the solicitation of proxies.

LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by the law firms of Schiff Hardin LLP, 666 Fifth Avenue, Suite 1700, New York, New York 10103 and Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, respectively.
EXPERTS
The financial statements and financial highlights of the Century Fund incorporated in this Proxy Statement by reference from the Century Fund’s Annual Report on Form N‑CSR for the fiscal year ended October 31, 2016 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  The data for the six-month period ended April 30, 2017 is unaudited.  The financial statements and financial highlights of the Acquiring Fund incorporated in this Proxy Statement by reference from the Acquiring Fund’s Annual Report on Form N-CSR for the fiscal year ended December 31, 2016 have been audited by Tait, Weller & Baker, LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
OTHER MATTERS
The Century Fund is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders (assuming the current proposal is approved) should send their written proposals to the Secretary of Century Capital Management Trust c/o Century Capital Management, LLC, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, so that they are received within a reasonable time before any such meeting.  The timely submission of a proposal does not guarantee its submission.
By order of the Board of Trustees,

/s/
Julie A. Smith
Secretary, Century Capital Management Trust

Appendix A
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [___] day of [_____________,2017] by Professionally Managed Portfolios, a Massachusetts business trust (the “Acquiring Trust”), on behalf of the Congress Large Cap Growth Fund (the “Acquiring Fund”); Century Capital Management Trust, a Massachusetts business trust (the “Selling Trust”), on behalf of the Century Shares Trust (the “Selling Fund”) (the Acquiring Fund and Selling Fund referred to herein as a “Fund” and collectively, the “Funds”); Congress Asset Management, LLP, the investment adviser to the Acquiring Fund (“Congress”), (for purposes of Sections 5.11, 5.13, 9, and 12.2 of the Agreement only); and Century Capital Management, LLC, the investment adviser to the Selling Fund (“Century”) (for purposes of Sections 5.11, 5.13, 9 and 12.2 of the Agreement only).  The principal place of business of the Acquiring Trust is 615 East Michigan Street, Milwaukee, Wisconsin 53202; the principal place of business of the Selling Trust is 100 Federal Street, 29th Floor, Boston, Massachusetts 02110; the principal place of business of Congress is 2 Seaport Lane, Boston, Massachusetts 02210; and the principal place of business of Century is 100 Federal Street, 29th Floor, Boston, Massachusetts 02110.
This Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.  The reorganization will consist of:  (i) the transfer of all the assets of the Selling Fund to the Acquiring Fund, in exchange solely for voting Institutional Class shares of beneficial interest, no par value per share, of the Acquiring Fund (collectively, the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund; immediately followed by (ii) the distribution of the Acquiring Fund Shares to the Selling Fund shareholders and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
WHEREAS, the Acquiring Fund is a series of the Acquiring Trust, the Selling Fund is a series of the Selling Trust, the Acquiring Trust and the Selling Trust are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Selling Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and
WHEREAS, the Board of Trustees of the Selling Trust has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
 TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR shares of the ACQUIRING
FUND AND THE ASSUMPTION OF THE SELLING FUND’S LIABILITIES, AND TERMINATION AND
LIQUIDATION OF THE SELLING FUND

1.1 THE REORGANIZATION.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees:  (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3.  Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

Appendix A-1

1.2 ASSETS TO BE TRANSFERRED.
(a) The Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, cash equivalents, securities, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights (including, but not limited to, rights to indemnification and contribution) and claims (including but not limited to, claims for breach of contract) owned by the Selling Fund, any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, as such term is defined in Section 3.1, books and records of the Selling Fund, and any other property owned by the Selling Fund at the Valuation Time, as such term is defined in Section 2.1.
(b) Not less than ten (10) calendar days before the Closing Date, the Selling Fund will provide the Acquiring Fund with a schedule of its assets and its known liabilities, and such Acquiring Fund will provide the Selling Fund with a copy of the current investment objectives and policies applicable to the Acquiring Fund. The Selling Fund reserves the right, in the normal course of business, to sell or otherwise dispose of any of the securities or other assets shown on the schedule of the Selling Fund’s assets before the Closing Date and to purchase securities after providing the Schedule to the Acquiring Trust. Not less than five (5) calendar days before the Closing Date, the Acquiring Fund will advise the Selling Fund, in writing, of any investments of such Selling Fund shown on such schedule that the Acquiring Fund does not desire to hold on the Closing Date, pursuant to its stated investment objectives and policies. If the Selling Fund holds any investments that the Acquiring Fund does not desire to hold on the Closing Date under its stated investment objectives or policies, the Selling Fund, if requested by the Acquiring Fund, will dispose of those securities prior to the Closing Date to the extent practicable and if consistent with its fiduciary duty to the Selling Fund Shareholders (defined in Section 1.4). In addition, if it is determined that the portfolios of the Selling Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, the Selling Fund, if requested by the Acquiring Fund and if consistent with its fiduciary duty to the Selling Fund Shareholders, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.
1.3 LIABILITIES TO BE ASSUMED.  The Selling Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for such expenses set forth in Section 9.1. The Acquiring Fund shall assume all liabilities of the Selling Fund, which assumed liabilities shall include all of the Selling Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement. The Acquiring Fund shall assume obligations of the Selling Fund with respect to the current and former members of the Board of Trustees of the Selling Trust pursuant to indemnification agreements executed by the disinterested Trustees of the Selling Trust.  If prior to the Closing Date any of the parties identify a liability that the parties mutually agree should not be assumed by the Acquiring Fund, such liability shall be excluded from the definition of liabilities hereunder and shall be listed on a schedule of Excluded Liabilities to be signed by the parties at the Closing (the “Excluded Liabilities”). The Acquiring Fund shall not assume any liability for any obligation of the Selling Fund to file reports with the Securities and Exchange Commission (the “Commission”), Internal Revenue Service or any other federal, state or local regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Selling Fund.
1.4 LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is practicable, but no later than six (6) months after the Closing Date (the “Liquidation Date”):  (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, to its shareholders of record determined as of the Valuation Time (as defined in Section 2.1) (the “Selling Fund Shareholders”), all of the Acquiring Fund Shares of the Acquiring Fund received by the Selling Fund pursuant to Section 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. All issued and outstanding shares of the Selling Fund will simultaneously be redeemed by the Selling Trust and canceled on its books.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

Appendix A-2

1.5 OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Shares of the Acquiring Fund will be issued at the Closing to the Selling Fund in an amount computed in the manner set forth in Section 2.3, and will then be distributed to the Selling Fund Shareholders.  With respect to Acquiring Fund Shares distributable pursuant to Section 1.4 to a Selling Fund Shareholder holding a certificate or certificates for shares of the Selling Fund, if any, on the Closing Date, the Selling Fund will not permit such shareholder to receive Acquiring Fund Shares, effect an account transfer of such Acquiring Fund Shares, or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Selling Fund or its agent that such Selling Fund Shareholder has surrendered all his or her outstanding certificates for the Selling Fund Shares, or in the event of lost certificates, posted adequate bond.
1.6 STATE FILINGS.  Promptly following the Closing Date, the Selling Trust shall make any filings with the Commonwealth of Massachusetts that may be required under the laws thereof to effect the termination of the Selling Fund, and shall file final tax returns of the Selling Fund with the Commonwealth of Massachusetts if required under applicable law.
1.7 TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.8 TERMINATION.  The Selling Fund shall be dissolved, terminated and have its affairs wound up in accordance with Massachusetts law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.
1.9 BOOKS AND RECORDS.  All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies thereof shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.  The Acquiring Fund shall maintain all books and records relating to the Reorganization for the time periods set forth under the 1940 Act.
ARTICLE II
 VALUATION

2.1 VALUATION OF ASSETS AND LIABILITIES.  The value of the Selling Fund’s net assets shall be the value of all the Selling Fund’s assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) (or such other time as set forth in the Selling Fund’s valuation policies and procedures) on the Closing Date (such time and date being hereinafter called the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, less the amount of all the Selling Fund’s liabilities.  The value of the Selling Fund’s assets and liabilities shall be determined by using the valuation procedures set forth in the Selling Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws and policies and procedures (the “Selling Trust Governing Documents”) and the Selling Fund’s then-current prospectus and statement of additional information.
2.2 VALUATION OF ACQUIRING FUND SHARES.  The aggregate net asset value of Acquiring Fund Shares shall be the aggregate net asset value of the Acquiring Fund at the Valuation Time, using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust, its Amended and Restated By-Laws and policies and procedures (the “Acquiring Trust Governing Documents”), and the Acquiring Fund’s then-current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.
2.3 SHARES TO BE ISSUED.  The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in connection with this Agreement shall be determined by dividing the net asset value of the Selling Fund, determined in accordance with the valuation procedures referred to in Section 2.1, by the per share net asset value of the Acquiring Fund, determined in accordance with the valuation procedures referred to in Section 2.2.  The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Selling Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Selling Fund Shares.  Acquiring Trust and Selling Trust agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Selling Fund to be transferred to the Acquiring Fund that result from the use of the valuation procedures of the Acquiring Fund as compared to the valuation procedures of the Selling Fund.

Appendix A-3

2.4 EFFECT OF SUSPENSION IN TRADING.  In the event that at the Valuation Time, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund and/or the Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund and/or the Selling Fund is impracticable, the Valuation Time shall be postponed until the close of regular trading on the NYSE on first business day after the day when trading is fully resumed and reporting is restored.
ARTICLE III
 CLOSING AND CLOSING DATE

3.1 CLOSING DATE.  The Closing shall occur on [____________, 2017] or such other date as the parties may agree in writing (the “Closing Date”).  Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the Valuation Time.  The Closing shall be held immediately after the close of regular trading on the NYSE at the offices of Congress in Boston, Massachusetts or at such other time and/or place as the parties may agree.
3.2 CUSTODIAN’S CERTIFICATE.  The Selling Fund shall cause State Street Bank and Trust Company, as custodian for the Selling Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that:  (a) the Selling Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.  The Selling Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.
3.3 TRANSFER AGENT’S CERTIFICATE.  The Selling Fund shall cause Atlantic Shareholder Services, LLC, as transfer agent for the Selling Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver or cause U.S. Bancorp Fund Services, LLC, its transfer agent, to issue and deliver to the Secretary of the Selling Fund (a) a certificate as to the opening of accounts in the Selling Fund Shareholders’ names on the Acquiring Fund’s share transfer books and (b) a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Selling Fund’s account or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.
3.4 DELIVERY OF ADDITIONAL ITEMS.  At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their respective counsel may reasonably request to effect the transactions contemplated by this Agreement.

Appendix A-4

ARTICLE IV
 REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SELLING FUND.  The Selling Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Fund as follows:
(a) The Selling Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Agreement and Declaration of Trust and Amended and Restated By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as presently conducted.
(b) The Selling Fund is a separate series of the Selling Trust duly authorized in accordance with the applicable provisions of the Selling Trust Governing Documents.
(c) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.
(d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to approval by the Selling Fund Shareholders) will not result, in the violation of any provision of the Selling Trust Governing Documents or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.
(e) Except for conversion fees to be payable to the Selling Fund’s transfer agent and custodian in connection with the Reorganization, the Selling Fund has no material contracts or other commitments that will be terminated with liability to the Selling Fund before the Closing Date.
(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement.  The Selling Fund knows of no facts that might form a reasonable basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
(g) The annual financial statements of the Selling Fund for the fiscal year ended October 31, 2016, which have been audited by an independent registered public accounting firm, and the unaudited semi-annual financial statements of the Selling Fund for the six-month period ended April 30, 2017, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of October 31, 2016, and April 30, 2017, respectively, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.
 (h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date.  For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.
(i) All U.S. federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects.  All U.S. federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above.  To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Selling Fund.

Appendix A-5

(j) All issued and outstanding shares of the Selling Fund are: (i) duly and validly issued and outstanding shares of the Selling Trust; and (ii) holders of the Selling Fund shares will not have any obligation to make payments to the Selling Trust or its creditors or contributions to the Selling Trust or its creditors solely by reason of the holders’ ownership of the Selling Fund shares.  All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in Section 3.3.  The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.
(k) At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.
(l) Other than approval by the Selling Fund Shareholders, the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund.  Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities and all other applicable federal, state and local laws and regulations.
(n) The current prospectus and statement of additional information of the Selling Fund, to the Selling Fund’s knowledge, conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Selling Trust or the Selling Fund, any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(o) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(p) For each taxable year of its operations prior to the Closing Date, the Selling Fund (i) has elected to qualify, and has qualified, as a “regulated investment company” under Subchapter M of the Code (a “RIC”), (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code, and (iii) has been, and will be as of the Closing Date treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code.  The Selling Fund intends to qualify as a RIC as of the Closing Date and intends to satisfy as of the Closing Date, the diversification requirements of Section 851(b)(3) of the Code.  The Selling Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Selling Fund to fail to qualify as a RIC under the Code.
(q) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Massachusetts law, as applicable, for the execution of this Agreement by the Selling Trust on behalf of the Selling Fund, except for the effectiveness of the Registration Statement and the filing of any documents that may be required under Massachusetts law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in Section 5.2.

Appendix A-6

(r) The Selling Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0‑1(a)(7) under the 1940 Act as they currently apply to the Selling Trust.
4.2 REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Fund as follows:
(a) The Acquiring Trust is a corporation, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Amended and Restated Declaration of Trust and By-Laws, each as amended or supplemented from time to time, to own all of its properties and assets and to carry on its business as presently conducted.
(b) The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust Governing Documents.
(c) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.
(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Trust Governing Documents or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Trust or the Acquiring Fund to carry out the transactions contemplated by this Agreement.  Neither the Acquiring Trust nor the Acquiring Fund knows of any facts that might form a reasonable basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
(f) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(g) The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and will constitute all of the issued and outstanding shares of the Acquiring Fund as of the Closing Date.  When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.  The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.
(h) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities and all other applicable federal, state and local laws and regulations.

Appendix A-7

(i) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(j) For each taxable year of its operations prior to the Closing Date, the Acquiring Fund (i) has elected to qualify, and has qualified, as a RIC, (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code, and (iii) has been, and will be as of the Closing Date treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code.  The Acquiring Fund will qualify as a RIC as of the Closing Date and intends to satisfy as of the Closing Date, the diversification requirements of Section 851(b)(3) of the Code.  The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC under the Code.
(k) The annual financial statements of the Acquiring Fund for the fiscal year ended December 31, 2016, have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2016, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.
(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement (as defined in Section 5.7) and the filing of any documents that may be required under Massachusetts state law and except for the filing of any documents that may be required under the 1933 Act, the 1934 Act and the 1940 Act and such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
(m) The Acquiring Fund agrees to use all commercially reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any other applicable federal and state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
(n) The Acquiring Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0‑1(a)(7) under the 1940 Act as they currently apply to the Acquiring Trust.
(o) To the knowledge of the Acquiring Fund’s management, there is no plan or intention by the Selling Fund shareholders to sell, exchange, or otherwise dispose of a number of Selling Fund shares (or Acquiring Fund shares received in the Reorganization), in connection with the Reorganization, that would reduce the Selling Fund shareholders’ ownership of the Selling Fund shares (or equivalent Acquiring Fund shares) to a number of shares that is less than 50% of the current number of Selling Fund shares outstanding.

(p) The Acquiring Fund does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any stock of the Selling Fund.

(q) There is no indebtedness existing between the Acquiring Fund and the Selling Fund that was issued, acquired, or will be settled at a discount.

(r) The Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund shares issued in the Reorganization other than redemptions that the Acquiring Fund will make as an open-end investment company pursuant to Section 22(c) of the Investment Company Act of 1940.

Appendix A-8

ARTICLE V
 COVENANTS OF ACQUIRING FUND AND SELLING FUND

5.1 OPERATION IN ORDINARY COURSE.  Subject to Section 1.2, the Selling Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes, and shareholder purchases and redemptions.  The Acquiring Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes, and shareholder purchases and redemptions.  No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.
5.2 SHAREHOLDER APPROVAL.  The Selling Fund will call a special meeting of Selling Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3 INVESTMENT REPRESENTATION.  The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.4 ADDITIONAL INFORMATION.  The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares as permitted by shareholder account registrations.
5.5 FURTHER ACTION.  Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.  In particular, the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Selling Fund’s assets and otherwise to carry out the intent and purpose of this Agreement.
5.6 STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Selling Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Selling Trust’s Treasurer, a statement of the earnings and profits of the Selling Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.
5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.  The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (the “Registration Statement”).  The Registration Statement shall include a proxy statement of the Selling Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of Selling Fund shareholders to consider the approval of this Agreement and the transactions contemplated herein.
5.8 REPORTING RESPONSIBILITY.  Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Selling Fund.

Appendix A-9

5.9 SELLING FUND FINANCIAL STATEMENTS. The audited financial statements for the annual period ended October 31, 2016, and the unaudited semi-annual financial statements of the Selling Fund for the six-month period ended April 30, 2017, will be prepared in accordance with generally accepted accounting principles, and such statements (copies of which will be furnished to the Acquiring Fund) will fairly reflect the financial condition of the Selling Fund as of October 31, 2016, and April 30, 2017, respectively, and there will be no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.
5.10 TAX STATUS OF REORGANIZATION.  The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.  None of the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.  At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Schiff Hardin LLP to render the tax opinion contemplated in this Agreement.
5.11 COMPLIANCE WITH SECTION 15(f) OF THE 1940 ACT.  (a) The Acquiring Trust agrees that for a period of three (3) years after the Closing Date, the Acquiring Trust will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Fund or the Acquiring Trust, as applicable (or any successor) are not “interested persons” (as defined in the 1940 Act) of Congress; and (b)  Congress agrees that for a period of two (2) years after the Closing Date, neither Congress nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) shall impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.
5.12 STATEMENT OF ASSETS AND LIABILITIES.  The Selling Fund shall, as soon as is reasonably practicable after the Closing Date, deliver to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Trust.
5.13 CONFIDENTIALITY.
(a) The Acquiring Trust, the Acquiring Fund, the Selling Trust, the Selling Fund, Congress and Century (the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.
(b) In the event of a termination of this Agreement, the Protected Persons agree that they along with their board members, employees, representatives, agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

Appendix A-10

ARTICLE VI
 CONDITION PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject to the following conditions:
6.1 All representations, covenants, and warranties of the Acquiring Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

ARTICLE VII
 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:
7.1 All representations, covenants, and warranties of the Selling Trust and the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund’s name by the Selling Trust’s President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 As of the Closing Date, the assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund has identified to the Selling Fund at least two (2) business days prior to Closing as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Trust Governing Documents, or of investment restrictions disclosed in the Registration Statement.
7.3 The Selling Trust shall have declared all necessary distributions to the Selling Fund Shareholders, which, together with all previous distributions, will have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.
ARTICLE VIII
 FURTHER CONDITIONS PRECEDENT

The obligations of each Fund shall also be subject to the following:
8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law and the provisions of the Selling Trust Governing Documents.  Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1.

Appendix A-11

8.2 This Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Trust and the Board of Trustees of the Selling Trust and each Fund shall have delivered to the other a copy of the resolutions approving this Agreement adopted by its Board, certified by the Secretary or equivalent officer.
8.3 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.4 All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.
8.5 Prior to the Closing Date, Century or an affiliate shall have arranged for insurance in favor of the Selling Trust Board of Trustees for expenses, losses, claims, damages and liabilities that relate to periods prior to the Closing Date upon such terms as may be reasonably acceptable to the Selling Trust Board of Trustees.
8.6 The completion of the reorganization of the Century Small Cap Select Fund into the Congress Small Cap Growth Fund.

8.7 The Funds shall have received an opinion of Schiff Hardin LLP substantially to the effect that with respect to the Reorganization for U.S. federal income tax purposes:
(a) The transfer of all the Selling Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund followed by the distribution by the Selling Fund of all the Acquiring Fund Shares to the Selling Fund Shareholders in complete liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund.
(c) No gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Selling Fund Shareholders solely in exchange for such shareholders’ shares of the Selling Fund in complete liquidation of the Selling Fund.
(d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization.
(e) The aggregate basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Selling Fund shares exchanged therefor by such shareholder.  The holding period of Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.
(f) The basis of the Selling Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Selling Fund immediately before the Reorganization.  The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

Appendix A-12

No opinion will be expressed as to the effect of the Reorganization on (i) the Selling Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, or (ii) any Selling Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting; (iii) any gain or loss that may be recognized on “section 1256 contracts” as defined in section 1256(b) of the Code as a result of the closing of the tax year of the Selling Fund, or (iv) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Selling Fund.

Further, no opinion will be expressed as to the effect of the Reorganization on (i) the taxable year of any Selling Fund Shareholder, (ii) the Selling Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or personal holding company as defined in Section 542 of the Code, (iii) any shares held as a result of or attributable to compensation for services by any person, or (iv) any other U.S. federal tax issues (except those set forth above) or any state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and limitations and such representations as Schiff Hardin LLP may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this Section 8.7.
ARTICLE IX
 EXPENSES

9.1 The Funds will pay no expenses solely related to their participation in the Reorganization.  Congress and Century will pay for all reasonable legal counsel and other expenses of the Acquiring Fund and of the Selling Fund incurred solely and directly in connection with the Reorganization, including, without limitation, board meeting fees and costs and costs associated with any proxy solicitation of Selling Fund Shareholders, whether or not the transactions contemplated by this Agreement are consummated.
9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.
9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Selling Fund or the Acquiring Fund, as the case may be, as a RIC.  Selling Fund shareholders will pay their respective expenses, if any, incurred in connection with the Reorganization.
ARTICLE X
 INDEMNIFICATION

10.1 The Acquiring Trust, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Selling Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.
10.2 The Selling Trust, solely out of the Selling Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Selling Trust or the Selling Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

Appendix A-13

ARTICLE XI
 ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

11.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.
11.2 Except for the covenants set forth in Sections 1.4, 1.9, 5.5, 5.6, 5.11, 5.12, 5.13, 9.1, 9.3, 11.2 and Article X, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.
ARTICLE XII
 TERMINATION

12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust and such termination may be effected by the Presidents of the Acquiring Trust and the Selling Trust in writing without further action by their respective Boards.  In addition, either the Acquiring Trust or the Selling Trust may at its option terminate this Agreement at or before the Closing Date due to:
(a) a material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof;
(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
(c) a determination by the Board of Trustees of the Acquiring Trust or the Board of Trustees of the Selling Trust that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Selling Fund, respectively.
12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Selling Trust, the Selling Fund, Congress, Century, or their respective board members, members, shareholders, officers or employees.  In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.
ARTICLE XIII
 AMENDMENTS

13.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Company and the Selling Trust as specifically authorized by their respective Boards; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions hereof to the detriment of such shareholders without their further approval.
ARTICLE XIV
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

14.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Appendix A-14

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of laws.
14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Trust or the Selling Trust personally, but shall bind only the property of the respective Fund, as provided in the Acquiring Trust Governing Documents and the Selling Trust Governing Documents.  Moreover, no series of the Selling Trust or Acquiring Trust other than the Selling Fund or Acquiring Fund, respectively, shall be responsible for the obligations of the Acquiring Trust or Selling Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Trust and Fund hereunder.  The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and the Board of Trustees of the Selling Trust on behalf of the Selling Fund and signed by authorized officers of the Acquiring Trust and the Selling Trust, respectively, acting as such.  Neither the authorization by such Board of Trustees, as applicable, nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund.
ARTICLE XV
 NOTICES

15.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Trust or to the Acquiring Trust at the applicable address set forth in the first paragraph of this Agreement, or to any other address that the Selling Trust or the Acquiring Trust shall have last designated by notice to the other party.
Appendix A-15

WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

PROFESSIONALLY MANAGED PORTFOLIOS on behalf of Congress Large Cap Growth Fund

		By:	[ ]
		Name:	Elaine E. Richards
		Title:	President

ACKNOWLEDGED:

By:	[ ]
Name:
Title:

CENTURY CAPITAL MANAGEMENT TRUST, on behalf of Century Shares Trust

		By:	[ ]
		Name:	Alexander L. Thorndike
		Title:	Principal Executive Officer

ACKNOWLEDGED:

By:	[ ]
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Sections 5.11, 5.13, 9, and 12.2 only

CONGRESS ASSET MANAGEMENT, LLP

		By:	[ ]
		Name:	Daniel A. Lagan
		Title:	President

ACKNOWLEDGED:

By:	[ ]
Name:
Title:

Appendix A-16

The undersigned is a party to this Agreement for the purposes of Sections 5.11, 5.13, 9 and 12.2 only

CENTURY CAPITAL MANAGEMENT, LLC

		By:	[ ]
		Name:	Alexander L. Thorndike
		Title:	Managing Partner

ACKNOWLEDGED:

By:	[ ]
Name:
Title:

Appendix A-17

Appendix B
SHAREHOLDER INFORMATION FOR THE FUNDS
Ownership of Securities of the Century Fund.  As of the Record Date, [June 28, 2017], the Century Fund had the following number of shares issued and outstanding.
Shares Issued & Outstanding as of [June 28, 2017]	Institutional Shares
Century Shares Trust	[ ]

Ownership of Securities of the Acquiring Fund.  As of the Record Date, [June 28, 2017], the Acquiring Fund had the following number of shares issued and outstanding.
Shares Issued & Outstanding as of [June 28, 2017]	Institutional Shares
Congress Large Cap Growth Fund	[ ]

As of [June 28, 2017], the following persons owned beneficially or of record more than 5% of the outstanding shares of the Century Fund:
Principal Shareholders and Control Persons as of [June 28, 2017]	Shareholder and Address	Percentage of Fund Owned	Record or Beneficial Owner?
Institutional Class Shares	[ ]	[ ]%	[ ]

	[ ]	[ ]%	[ ]

	[ ]	[ ]%	[ ]

As of [June 28, 2017], the following persons owned beneficially or of record more than 5% of the outstanding shares of the Acquiring Fund:
Principal Shareholders and Control Persons as of [June 28, 2017]	Shareholder and Address	Percentage of Fund Owned	Record or Beneficial Owner?
Institutional Class Shares	[ ]	[ ]%	[ ]

	[ ]	[ ]%	[ ]

	[ ]	[ ]%	[ ]

Appendix B-1

[As of the Record Date no beneficial shareholder owned 25% or more of the outstanding shares of the Century Fund or the Acquiring Fund, and as such, no beneficial shareholder would be presumed to be in “control” (as that term is defined in the 1940 Act) of the Century Fund or the Acquiring Fund.]  Beneficial shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a fund.
[As of [June 28, 2017], the officers and trustees of Century Trust, as a group, owned [___]% of the outstanding Institutional Class shares of Century Shares Trust.]  As of [June 28, 2017], the officers and trustees of PMP Trust as a group did not own any shares of the Acquiring Fund.

Appendix B-2

Appendix C
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the past financial performance for the Century Fund and the Acquiring Fund.  The information reflects financial results for shares of the Century Fund and shares of the Acquiring Fund.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Century Fund or the Acquiring Fund, as applicable, (assuming reinvestment of all dividends and distributions).  The information regarding the Century Fund for the five years in the period ended October 31, 2016 has been audited by Deloitte & Touche LLP, the Century Fund’s independent registered public accounting firm, whose report, along with the Century Fund’s financial statements, are incorporated herein by reference to the Century Fund’s annual report for the year ended October 31, 2016.  The information for the six-month period ended April 30, 2017 is unaudited.  The information regarding the Acquiring Fund has been audited by Tait, Weller & Baker LLP, the Acquiring Fund’s independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, are incorporated herein by reference to the Acquiring Fund’s annual report for the year ended December 31, 2016.

On or about the date of the Reorganization, the Century Fund is expected to participate in a tax-free reorganization in which the Century Fund is expected to merge into the Acquiring Fund.  For financial reporting purposes, the surviving fund of the reorganization between the Century Fund and the Acquiring Fund is the Century Fund.  As a consequence, the Acquiring Fund will carry over the historical performance and financial statements of the Century Fund only.
Appendix C-1

CENTURY SHARES TRUST
INSTITUTIONAL SHARES			Financial Highlights
		For a share outstanding throughout the periods presented
	For the Six Months Ended	For the Year Ended October 31,
	April 30, 2017 (Unaudited)	2016	2015	2014	2013	2012

NET ASSET VALUE, BEGINNING OF PERIOD	$19.93	$21.14	$24.78	$22.41	$19.81	$20.66

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.03	0.03	0.02	(0.02)	0.03	0.05
Net realized and unrealized gain/(loss) on investments	2.70	(0.50)	2.39	3.72	5.09	1.28
Total income/(loss) from investment operations	2.73	(0.47)	2.41	3.70	5.12	1.33

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.04)	--	--	(0.05)	(0.06)
Net realized gain on investment transactions	(0.66)	(0.70)	(6.05)	(1.33)	(2.47)	(2.12)
Total distributions	(0.69)	(0.74)	(6.05)	(1.33)	(2.52)	(2.18)
REDEMPTION FEES	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)
NET ASSET VALUE, END OF PERIOD	$21.97	$19.93	$21.14	$24.78	$22.41	$19.81

Total Return	14.05%(c)	(2.24)%	11.76%	17.29%	28.85%	7.63%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$223,701	$205,634	$225,360	$222,551	$201,271	$174,534

Ratio of expenses to average net assets	1.15%(d)	1.13%	1.11%	1.09%	1.11%	1.12%

Ratio of net investment - to average net assets	0.24%(d)	0.13%	0.12%	(0.06)%	0.16%	0.24%

Portfolio Turnover Rate	14%(c)	44%	46%	126%	39%	79%
(a)   Per share numbers have been calculated using the average shares method.
(b)   Less than $0.005 per share.
(c)   Not annualized.
(d)   Annualized.

Appendix C-2

CONGRESS LARGE CAP GROWTH FUND
INSTITUTIONAL CLASS	Financial Highlights
For a capital share outstanding throughout the year

	Year Ended December 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$21.31	$21.57	$21.10	$16.64	$14.97

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.18	0.15	0.09	0.11	0.01
Net realized and unrealized gain on investments	0.83	0.30	1.88	4.76	1.78
Total from investment operations	1.01	0.45	1.97	4.87	1.79

LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.14)	(0.09)	(0.09)	(0.12)
From net realized gain	(0.08)	(0.57)	(1.41)	(0.32)	--
Total Distributions	(0.26)	(0.71)	(1.50)	(0.41)	(0.12)
Paid-in capital from redemption fees	--	0.00(2)	--	0.00(2)	--
Net asset value, end of year	$22.06	$21.31	$21.57	$21.10	$16.64
Total return	4.75%	2.05%	9.27%	29.27%	11.94%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$36.2	$30.0	$21.6	$14.8	$0.7
Portfolio turnover rate	33%	31%	36%	51%	52%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.07%	1.08%	1.17%	1.45%	1.72%
After fees waived and expenses absorbed	0.75%	0.75%	0.75%	0.75%	0.75%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.50%	0.36%	0.01%	(0.10)%	(0.93)%
After fees waived and expenses absorbed	0.82%	0.69%	0.43%	0.60%	0.04%

(1)  Calculated based on the average number of shares outstanding during the period.
(2)  Does not round to $0.01.

Appendix C-3

Appendix D
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT LIMITATIONS

Fundamental Policies
All of the investment policies noted in the table below are fundamental limitations, which cannot be changed by a Board without the consent of the holders of a majority of that Fund’s outstanding shares.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  The Acquiring Fund has sought to harmonize the fundamental investment limitations of the Century Fund with those of the other funds in the Congress family of mutual funds.  Although the wording may be different, the fundamental investment limitations of the Century Fund and the Acquiring Fund are substantially similar.  Each Fund is a diversified fund.
Fundamental Policy	Century Shares Trust	Congress Large Cap Growth Fund
Diversification	The Century Fund does not include this disclosure as a fundamental policy. However, this disclosure is included elsewhere in the Century Fund’s SAI.
The Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer.

Borrowing Money/Senior Securities
The Fund may not borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund may not borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority.  Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions.

Underwriting
The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

The Fund may not act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

Appendix D-1

Concentration of Investments	The Fund has a fundamental policy of not concentrating its investments in any particular industry, or group of industries, within the meaning of the 1940 Act.
The Fund may not invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or group of industries (other than U.S. government securities).

Real Estate	The Fund may not purchase or sell real estate, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate).

Commodities	The Fund may not purchase or sell commodities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.  This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Loans	The Fund may not make loans, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The Fund may not make loans of money (except purchases of debt securities consistent with the investment policies of the Fund).  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

Non-Fundamental Policies
The Century Fund has certain non-fundamental policies, which are set forth below.  The Acquiring Fund does not have any non-fundamental policies.  The Century Fund’s non-fundamental polices may be changed by the Century Trust Board without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:
•	Invest in debt securities other than those of domestic governmental and non-governmental issuers which are of investment grade at the time of purchase.

•
Invest in the securities of other investment companies, except by purchase in the open market that does not require any commission or result in any profit to an underwriter or dealer, other than customary brokers’ commissions.

•	Purchase securities on margin or sell short.

Appendix D-2

•	Invest more than 5% of the value of its total assets in convertible securities.

•	Invest more than 15% of the Fund’s net assets in illiquid securities.
Appendix D-3

Appendix E
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
Principal Investment Risks
Before investing in the Acquiring Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Acquiring Fund.  The value of your investment in the Acquiring Fund will fluctuate with the prices of the securities in which the Acquiring Fund invests.  The principal risks of investing in the Acquiring Fund are:

Market Risk.  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issues in other countries or regions.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  Investor perceptions may impact the market and are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you hold common stocks of any given issuer, you would generally be exposed to greater risk than if you hold preferred stocks or debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Foreign Investment Risk.  Because the Acquiring Fund may invest in foreign securities, the Acquiring Fund may have the following additional risks:

•	Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;
•
Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities;

•
Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of each Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar;

•
Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation.  There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies;

•
Foreign investments are subject to potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets;

•	Certain foreign brokerage commissions and custody fees may be higher than those in the United States; and
•
Dividends payable on the foreign securities contained in the Acquiring Fund’s portfolio may be subject to foreign taxes and withholding, thus reducing the income available for distribution to the Fund’s shareholders.  Amounts realized on sales of or distributions with respect to foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  The Acquiring Fund does not expect to be eligible to pass through to shareholders any federal income tax credits or deductions with respect to any foreign taxes and withholding incurred directly by the Fund;

•	Foreign markets can, and often do, perform differently from U.S. markets.

Growth Style Investment Risk.  Growth stocks can perform differently from the market as a whole and from other types of stocks.  Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company’s long‑term earnings growth with a higher stock price when that company’s earnings grow faster than both inflation and the economy in general.  Thus, a growth style investment strategy attempts to identify companies whose earnings may grow or are growing at a faster rate than inflation and the economy.  While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term.  During periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

Appendix E-1

Information Technology Risk.  Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions.  Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.  Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Large Companies Risk.  Large company stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid‑sized companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.  Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk.  Management risk describes the Acquiring Fund’s ability to meet its investment objective based on the investment adviser’s success or failure to implement investment strategies for the Acquiring Fund.  The value of your investment in the Acquiring Fund is subject to the effectiveness of the investment adviser and the investment advisor’s research, analysis and asset allocation among portfolio securities.  If the investment adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Regulatory Risk.  Changes in government regulations may adversely affect the value of a security.  An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

Sector-Focus Risk.  The Acquiring Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, information technology, real estate and telecommunications services.  Investing a significant portion of the Acquiring Fund’s assets in one sector of the market exposes the Acquiring Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.  If the Acquiring Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Acquiring Fund than a fund that is not overweighted in that sector.

Small and Medium Companies Risk.  The Acquiring Fund may invest in small‑ and/or medium‑sized companies.  Because investing in smaller‑sized companies may have more risk than investing in larger, more established companies, such an investment by the Acquiring Fund may have the following additional risks:

•	The earnings and prospects of small‑ or medium‑sized companies are more volatile than those of larger‑sized companies;
•	Small‑ and medium‑sized companies may experience higher failure rates than larger‑sized companies;
•	Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;
•
The trading volume of securities of small‑ and medium‑sized companies is normally lower and such securities may be less liquid than those of larger‑sized companies, which may disproportionately affect their stock prices, and may cause their stock prices to fall more in response to selling pressure than is the case with larger‑sized companies; and

•
Small‑ and medium‑sized companies may have limited markets, product lines, or financial resources and may lack management experience, making these companies more susceptible to economic and market setbacks.  For these and other reasons, the security prices of small‑ and medium‑capitalization companies may fluctuate more significantly than the security prices of large‑capitalization companies.  The smaller the company, the greater effect these risks may have on that company’s operations and performance.  As a result, such an investment by the Acquiring Fund may exhibit a higher degree of volatility than the general domestic securities market.

Appendix E-2

Appendix F
VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION

Description of Classes
The following table lists the key features of the Institutional Class shares for the Acquiring Fund.

Institutional Class
Minimum Initial Investment	$500,000 – Standard Accounts $500,000 – Traditional and Roth IRAs
Subsequent Minimum Investment	None
Waiver/Reduction of Investment Minimums
Although not limited to the list below, the investment adviser may waive or reduce the initial or subsequent minimum investment amounts in any of following circumstances:
• Retirement, defined benefit and pension plans with plan assets of at least $25 million;
• Bank or Trust companies investing for their own accounts or acting in a fiduciary or similar capacity;
• Institutional clients of the investment adviser;
• Trustees and Officers of the Trust; and
• Employees of the investment adviser and its affiliates and their immediate families (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and Uniform Gifts or Transfers to Minors Act accounts naming qualifying persons).

Fees	None
Conversion Feature	None
Eligible Investors
Designed for accounts of institutions maintained directly with the Acquiring Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”).  Such institutions include:
• financial institutions,
• pension plans,
• retirement accounts,
• qualified plans,
• corporations, trusts, estates, religious and charitable organizations, and
• financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Acquiring Fund.

Special Instructions for Institutional Class Shares
The Acquiring Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit‑sharing plans, employee benefit trusts, endowments, foundations and corporations.  Institutional Class shares may also be offered through financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Acquiring Fund.  If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial intermediaries placing orders for themselves or on behalf of their customers should call the Acquiring Fund toll free at 1‑888‑688‑1299, or follow the instructions under “Purchase By Mail,” “Purchase By Telephone” and “Purchase By Wire.”

Appendix F-1

As indicated in the table above, the minimum initial investment for Institutional Class shares may be waived or reduced by the investment adviser at any time.  In addition to the circumstances listed in the table, the investment adviser may permit certain financial intermediaries to aggregate up to 10 customer accounts to accumulate the requisite $500,000 initial investment minimum.

General Information
You may purchase or sell (redeem) the Acquiring Fund’s shares at the net asset value of a share (“NAV”), next calculated after the Transfer Agent receives your request in good order (as described below under “How to Buy Shares”).  For instance, if the Transfer Agent receives your purchase request in good order after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day’s NAV.  The Acquiring Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

When and How NAV is Determined
The Acquiring Fund calculates its NAV as of the close of the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed.  The time at which the NAV is calculated may change in case of an emergency.  For more information, please see “NYSE Holiday Schedule” below.

The Acquiring Fund’s NAV is determined by taking the market value of the Acquiring Fund’s total assets, subtracting the Acquiring Fund’s liabilities and then dividing the result (net assets) by the number of the Acquiring Fund’s shares outstanding.

The Acquiring Fund values securities for which market quotations are readily available at current market value other than certain short‑term securities.  Exchange‑traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally, 4:00 p.m., Eastern Time) on the Acquiring Fund’s business day.  In the absence of sales, such securities are valued at the mean of the last bid and ask price.  Non‑exchange‑traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price.  Investments in other open‑end regulated investment companies are valued at their NAV.  If the Acquiring Fund invest in securities that trade on foreign securities markets on days other than the Acquiring Fund’s business day, the value of the Acquiring Fund’s portfolio may change on days that shareholders will not be able to purchase or redeem Acquiring Fund shares.

The Acquiring Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the investment adviser believes that the prices or values available are unreliable.  Market quotations may not be readily available or may be unreliable if, among other things: (1) the exchange on which the Acquiring Fund’s portfolio security is principally traded closes early; (2) trading in a particular portfolio security was halted during the day and did not resume prior to the time as of which the Acquiring Fund calculates its NAV; or (3) events occur after the close of the securities markets on which the Acquiring Fund’s portfolio securities primarily trade but before the time as of which the Acquiring Fund calculates its NAV.

Fair value pricing is based on subjective factors and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold.  Fair valuation could result in a different NAV than a NAV determined by using market quotes.

NYSE Holiday Schedule.  The NYSE is open every day, Monday through Friday, except when the following holidays are celebrated:  New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November), and Christmas Day.  Exchange holiday schedules are subject to change without notice.  The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent that the Acquiring Fund’s portfolio investments trade in markets on days when the Acquiring Fund is not open for business, the Acquiring Fund’s assets may vary on those days.  In addition, trading in certain portfolio investments may not occur on days the Acquiring Fund is open for business.  If the exchange or market on which the Acquiring Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.  For example, the primary trading markets for the Acquiring Fund may close early on the day before certain holidays and the day after Thanksgiving.

Appendix F-2

How to Buy Shares
You may purchase shares of the Acquiring Fund by completing an account application.  Your order will not be accepted until the completed account application is received by the Transfer Agent.  Shares are purchased at the NAV next determined after the Transfer Agent receives your order in good order. “Good order” means your purchase request includes: (1) the name of the Acquiring Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to “Congress Large Cap Growth Fund.”  Account applications will not be accepted unless they are accompanied by payment in U.S. dollars, drawn on a domestic (United States) financial institution.  If your payment is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by the Acquiring Fund as a result.  The Acquiring Fund does not issue share certificates.  The Acquiring Fund reserves the right to reject any purchase in whole or in part.  The Acquiring Fund and the investment adviser also reserve the right to accept in‑kind contributions of securities in exchange for shares of the Acquiring Fund.

The Acquiring Fund will not accept payment in cash or money orders.  To prevent check fraud, the Acquiring Fund does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Acquiring Fund is unable to accept post‑dated checks or any conditional order or payment.

Minimum Investments.  To purchase shares of the Acquiring Fund, you must make a minimum initial investment for the Institutional Class listed in the tables under “Description of Class Shares.”  The minimum investment requirements may be waived from time to time.

Checks For all accounts, including individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) or Uniform Transfers to Minors Act (“UTMA”) accounts, the check must be made payable to “Congress Large Cap Growth  Fund.”  A $25 charge may be imposed on any returned checks.

ACH Refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.  Your financial institution may charge you a fee for this service.

Wires Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us.  Your financial institution may charge you a fee for this service.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Acquiring Fund’s Anti‑Money Laundering Program.  As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1‑888‑688‑1299, if you need additional assistance when completing your account application.

If the Acquiring Fund does not have a reasonable belief of the identity of a shareholder, the account application will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Acquiring Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Acquiring Fund have not been registered for sale outside of the United States.  The Acquiring Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Appendix F-3

Purchasing By Mail.  To purchase the Acquiring Fund’s shares by mail, complete and sign the account application and mail it, along with a check made payable to the Congress Large Cap Growth Fund to:

Regular Mail Congress Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Congress Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

The Acquiring Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests, does not constitute receipt by the Transfer Agent.

If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it with a check made payable to the “Congress Large Cap Growth Fund” in the envelope provided with your statement or to the address noted above.  You should write your account number on the check.  If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

Purchasing By Telephone.  If your completed and signed account application has been received by the Acquiring Fund and your account has been open for at least 15 days, you may purchase additional shares by telephoning the Acquiring Fund toll free at 1‑888‑688‑1299 (unless you declined telephone purchase privileges on your account application).  Telephone orders will be accepted via electronic funds transfer from your pre‑designated bank account through the ACH network.  You must have banking information established on your account prior to making a purchase by telephone.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the NAV next calculated.  For security reasons, requests by telephone may be recorded.  Once a telephone transaction has been placed, it cannot be cancelled or modified.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Acquiring Fund by telephone, you may make your request in writing.

Purchasing By Wire.

Initial Investment.  If you are making your first investment in the Acquiring Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed account application via mail, overnight delivery or facsimile.  Upon receipt of your completed account application, an account will be established for you and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.

Once your account has been established, you may instruct your bank to initiate the wire using the instructions you were given.  Prior to sending the wire, please call the Transfer Agent at 1‑888‑688‑1299 to advise of your wire to ensure proper credit upon receipt.  Your bank must include the name of the Acquiring Fund, your name and account number so that your wire can be correctly applied.

Subsequent Investments.  If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, you should be sure to notify the Transfer Agent at 1‑888‑688‑1299 to advise them of your intent to wire funds.  It is essential that your bank include the name of the Acquiring Fund and your name and account number in all wire instructions.  Your bank may charge you a fee for sending a wire to the Acquiring Fund.

Appendix F-4

Your bank should transmit immediately available funds by wire in your name to:

U.S. Bank National Association
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA Routing Number 075000022
For credit to U.S. Bancorp Fund Services, LLC
DDA #112-952-137
For further credit to:        Congress Large Cap Growth Fund
Shareholder Registration
Shareholder Account Number

Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing.  Neither the Acquiring Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.  If you have questions about how to invest by wire, you may call the Acquiring Fund at 1‑888‑688‑1299.

Purchasing Through Financial Intermediaries.  You may buy and sell shares of the Acquiring Fund through certain financial intermediaries and their agents that have made arrangements with the Acquiring Fund and are authorized to buy and sell shares of the Acquiring Fund (collectively, “Financial Intermediaries”).  Your order will be priced at the Acquiring Fund’s NAV next computed after it is received by a Financial Intermediary and accepted by the Acquiring Fund.  A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records.  The Acquiring Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for placing your order correctly and promptly with the Acquiring Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Acquiring Fund’s Prospectus.  If you transmit your order with these Financial Intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at the Acquiring Fund’s NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Retirement Plans.  The Acquiring Fund offers IRA plans.  You may obtain information about opening an IRA by calling 1‑888‑688‑1299.  If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your Financial Intermediary.

How to Sell Shares
In general, orders to sell or “redeem” shares can be placed directly with the Acquiring Fund; however if you purchased your shares through a Financial Intermediary, your redemption order must be placed with that same authorized intermediary.  You may redeem part or all of your shares at the next determined NAV after the Acquiring Fund receive your order.  You should request your redemption prior to the close of the NYSE, generally, 4:00 p.m., Eastern Time, to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

By Mail.  You may redeem your shares by simply sending in a written request to the Transfer Agent.  You should give your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration and, if necessary, should include a signature guarantee(s).  No redemption request will become effective until all documents have been received in good order by the Transfer Agent.  “Good order” means your redemption request includes:  (1) the name of the Acquiring Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Transfer Agent at 1‑888‑688‑1299 for further information concerning documentation required for a redemption of Acquiring Fund shares.

Appendix F-5

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.  Shares held in IRA and other retirement accounts may be redeemed by telephone at 1-888-688-1299.  Investors will be asked whether or not to withhold taxes from any distribution.

Redemption requests in writing should be sent to:

Regular Mail Congress Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Congress Large Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

The Acquiring Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests, does not constitute receipt by the Transfer Agent.

By Telephone and Wire.  You may redeem Acquiring Fund shares unless you declined telephone redemption privileges on your account application.  Once a telephone transaction has been placed, it cannot be cancelled or modified.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  You may make your redemption request in writing.

You may redeem up to $100,000 in shares by calling the Acquiring Fund at 1‑888‑688‑1299 prior to the close of trading on the NYSE, generally, 4:00 p.m., Eastern Time.  Redemption proceeds will be sent on the next business day to the mailing address that appears on the Acquiring Fund’s records.  Per your request, redemption proceeds may be wired (minimum of $5,000) or may be sent via electronic funds transfer through the ACH network, to your pre-designated bank account.  There is a $15 wire charge per wire which will be deducted from your account balance on dollar specific trades or from the proceeds on complete redemptions and share specific trades.  There is no charge for proceeds sent via the ACH network; however, most ACH transfers require two to three days for the bank account to receive credit.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.  If an account has more than one owner or authorized person, the Acquiring Fund will accept telephone instructions from any one owner or authorized person.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Acquiring Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes fraudulent or unauthorized requests.  If an account has more than one owner or authorized person, the Acquiring Fund will accept telephone instructions from any one owner or authorized person.  The Acquiring Fund may change, modify or terminate these telephone redemption privileges at any time upon at least 60 days’ written notice to shareholders.  Once a telephone transaction has been placed, it cannot be canceled or modified.  If you have a retirement account, you may not redeem shares by telephone.  Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Through Financial Intermediaries.  You may redeem Acquiring Fund shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to the Acquiring Fund and for crediting your account with the proceeds.  For redemptions through Financial Intermediaries, orders will be processed at the NAV next effective after receipt of the order by a Financial Intermediary.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.

Account and Transaction Policies

Fund Rights.  The Acquiring Fund may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including wire redemption privileges.

Appendix F-6

Timing of Receiving Redemption Proceeds.  Proceeds will generally be sent no later than seven calendar days after the Acquiring Fund receive your redemption request.  Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Acquiring Fund shares or receive proceeds.  Specifically, the Acquiring Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Acquiring Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Acquiring Fund’s shareholders.

Redemption requests will be sent to the address of record.  The Acquiring Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.  If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 30 days of the redemption request, the request must be in writing with your signature guaranteed.

Redemptions In-Kind.  The Acquiring Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Acquiring Fund’s portfolio (a “redemption in‑kind”).  It is not expected that the Acquiring Fund would do so except during unusual market conditions or if the redemption amount is large enough to affect the Acquiring Fund’s operations (e.g., if it represents more than 1% of the Acquiring Fund’ assets).  If the Acquiring Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  A redemption in‑kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Tools to Combat Frequent Transactions. The PMP Trust Board has adopted a policy regarding excessive trading.  The Acquiring Fund discourage excessive, short‑term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Acquiring Fund take steps to reduce the frequency and effect of these activities in the Acquiring Fund.  These steps may include, among other things, monitoring trading activity, or using fair value pricing when appropriate, under procedures as adopted by the PMP Trust Board, when the investment adviser determines current market prices are not readily available.  As approved by the PMP Trust Board, these techniques may change from time to time as determined by the Acquiring Fund in its sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Acquiring Fund and its shareholders, the Acquiring Fund reserves the right, in its sole discretion, to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in the Acquiring Fund’s shares are believed by the Investment adviser to be harmful to the Acquiring Fund) and without prior notice.  The Acquiring Fund may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Acquiring Fund’s performance.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Acquiring Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.  Except as noted in the Prospectus, the Acquiring Fund applies all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Acquiring Fund handle, there can be no assurance that the Acquiring Fund’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Acquiring Fund receives purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Acquiring Fund cannot always detect frequent trading.  However, the Acquiring Fund will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Acquiring Fund have entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Acquiring Fund, at their request, certain information relating to their customers investing in the Acquiring Fund through non‑disclosed or omnibus accounts.  The Acquiring Fund will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Acquiring Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Acquiring Fund’s policies.  However, the Acquiring Fund cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non‑disclosed and omnibus accounts.  As a consequence, the Acquiring Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Appendix F-7

Signature Guarantees.  The Acquiring Fund and/or Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:
•	For all redemption requests in excess of $100,000;
•	If a change of address request has been received by the Transfer Agent within the last 30 calendar days;
•	When ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record; and
•	When establishing or modifying certain services on an account.
Non‑financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Acquiring Fund and/or Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.  The investment adviser reserves the right to waive any signature requirement at its discretion.

Low Balance Accounts.  The Acquiring Fund may redeem the shares in your account and send you the proceeds if the value of your account is less than $1,000 ($500 for IRAs) as a result of redemptions you have made.  You will be notified that the value of your account is less than the amount mentioned above before the Acquiring Fund makes an involuntary redemption.  You will then have 60 days in which to make an additional investment to bring the value of your account to at least $1,000 ($500 for IRAs) before the Acquiring Fund takes any action.

Householding.  In an effort to decrease costs, the Acquiring Fund will start reducing the number of duplicate prospectuses, supplements, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll‑free at 1‑888‑688‑1299 to request individual copies of these documents or if your shares are held through a Financial Intermediary please contact them directly.  The Acquiring Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Unclaimed Property/Lost Shareholder.  It is important that the Acquiring Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Acquiring Fund.  Based upon statutory requirements for returned mail, the Acquiring Fund will attempt to locate the investor or rightful owner of the account.  If the Acquiring Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Acquiring Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent toll free at 1‑888‑688‑1299 at least annually to ensure your account remains in active status.

Appendix F-8

Exchanging Shares.  You may exchange all or a portion of your investment, from one Congress fund to any other Congress fund, by mail or telephone provided you established telephone exchange privileges on your account application.  Any new account established through an exchange will be subject to a minimum investment requirement described above.  In addition, existing accounts are subject to a minimum exchange requirement of $50.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.  You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number) and within the same share class.  This exchange privilege may be terminated or modified by a Fund at any time upon a 60-day notice to shareholders.  Call the Acquiring Fund at 1‑888‑688‑1299 to learn more about exchanges.

DISTRIBUTIONS AND TAXES

Dividends and Distributions
Dividends from net investment income and distributions from net capital gains from the sale of securities are distributed at least annually.  Net investment income generally consists of interest income and dividends received on investments, less expenses.

The Acquiring Fund typically distributes any undistributed net investment income each December.  Any net capital gains realized through the period ended October 31 of each year also are typically distributed by December 31 of each year.  The Acquiring Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during the year.

All distributions will be reinvested in Acquiring Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Acquiring Fund shares; (2) reinvest dividends in additional Acquiring Fund shares and receive capital gain distributions in cash; or (3) receive all dividends and capital gain distributions in cash.  Dividends are taxable whether reinvested in additional shares or received in cash.  If you wish to change your distribution option, call or write to the Transfer Agent in advance of the record date of the distribution.  If you elect to receive dividends and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Acquiring Fund reserve the right to reinvest the distribution check in your account at the Acquiring Fund’s then current net asset value and to reinvest all subsequent distributions.  Distributions made by the Acquiring Fund will be taxable to shareholders whether received in additional shares or in cash.

Tax Consequences
The Acquiring Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code.  As a regulated investment company, the Acquiring Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.  The Acquiring Fund generally operates in a manner such that it will not be liable for federal income or excise taxes on their taxable income and capital gains distributed to shareholders.

The Acquiring Fund intends to make distributions of dividends and capital gains.  In general, Acquiring Fund distributions are taxable to shareholders as ordinary income or qualified dividend income, which is subject to a maximum federal rate of 20%.  The rate of tax you pay on capital gain distributions will depend on how long the Acquiring Fund held the securities that generated the gains, not on how long you owned your Acquiring Fund shares.  There is no requirement that the Acquiring Fund take into consideration any tax implications when implementing its strategy.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Acquiring Fund shares.  Shareholders should note that the Acquiring Fund may make taxable distributions of income and capital gains even when share values have declined.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as paid in December for tax purposes.

All distributions generally reduce the NAV of the Acquiring Fund’s shares by the amount of the distribution.  If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return on your investment.

Appendix F-9

If you sell your Acquiring Fund shares, it is considered a taxable event for you.  You generally will have a taxable gain or loss on the sale, with the amount determined by comparing the sale price of the shares you sell to your adjusted tax basis at the time of such sale, which generally will be your purchase price with certain adjustments.  You are responsible for paying any tax liabilities generated by your transaction.

By law, the Acquiring Fund must withhold as backup withholding a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Acquiring Fund to do so.

Non-corporate shareholders whose adjusted gross income for a year exceeds $200,000 for single filers or $250,000 for married joint filers generally are subject to a 3.8% Medicare surtax on dividends and capital gains.

This advice was prepared for the Acquiring Fund.  State, local and foreign taxes may also apply.  Any person reviewing this discussion should seek advice based on their particular tax situation from an independent tax advisor.  Additional information concerning the taxation of the Acquiring Fund and its shareholders is contained in the Acquiring Fund’s SAI.

Appendix F-10

PART B
STATEMENT OF ADDITIONAL INFORMATION
[______________, 2017]

THE REORGANIZATION OF

Century Shares Trust
(a series of Century Capital Management Trust (“Century Trust”))
100 Federal Street, 29th Floor
Boston, Massachusetts 02110
1-617-482-3060

IN EXCHANGE FOR SHARES OF

Congress Large Cap Growth Fund
(a series of Professionally Managed Portfolios (“PMP”))
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-877-862-9555

This Statement of Additional Information (the “Reorganization SAI”) of Professionally Managed Portfolios (the “PMP Trust”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [_____________, 2017] (the “Proxy Statement”), relating specifically to the proposed Reorganization of Century Shares Trust (the “Century Fund”), a series of Century Capital Management Trust (the “Century Trust”) with and into Congress Large Cap Growth Fund (the “Acquiring Fund”), a series of the PMP Trust (the “Reorganization”).  As described in the Proxy Statement, the Reorganization will involve the following steps:

(1)	the transfer of all of the assets of the Institutional Class shares of the Century Fund and all of the liabilities of the Century Fund to the Acquiring Fund;

(2)
the issuance of Institutional Class shares of beneficial interest by the Acquiring Fund (“Acquiring Fund Shares”) to the Century Fund in equal value to the aggregate net asset value of the Institutional Class shares of the Century Fund (“Century Fund Shares”) as of the close of regular trading on the New York Stock Exchange on the Closing Date (as defined in the Plan), determined pursuant to the Plan;

(3)
the opening of accounts by the Acquiring Fund for the Century Fund shareholders, the crediting of Century Fund shareholders, in exchange for their Century Fund Shares, with that full and fractional Acquiring Fund Shares that are equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ Century Fund Shares at the time of the reorganization; and

(4)	the liquidation and dissolution of the Century Fund.

A copy of the Proxy Statement may be obtained without charge by calling or writing to Professionally Managed Portfolios or Century Capital Management Trust at the telephone numbers or addresses set forth above.  The Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization (the “Plan”).  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement.

1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
ADDITIONAL INFORMATION ABOUT THE FUNDS	3
FINANCIAL STATEMENTS	3
APPENDIX A: STATEMENT OF ADDITIONAL INFORMATION OF CONGRESS LARGE CAP GROWTH FUND	A-1
APPENDIX B: PRO FORMA FINANCIAL STATEMENTS OF CONGRESS LARGE CAP GROWTH FUND	B-1

2

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 (“Tait”), is the independent registered public accounting firm for the Acquiring Fund.  Tait provides audit services, tax services and assistance with respect to the preparation of filings for the Acquiring Fund with the U.S. Securities and Exchange Commission (“SEC”).  Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202 (“Deloitte”), is the independent registered public accounting firm for the Century Fund.  Deloitte provides audit services with respect to the preparation of filings for the Century Fund with the SEC.

The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2016 are incorporated by reference into this Reorganization SAI.  No other parts of the Acquiring Fund’s Annual Report are incorporated herein by reference.  The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Century Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2016 are incorporated by reference into this Reorganization SAI.  No other parts of the Century Fund’s Annual Report are incorporated herein by reference.

The audited financial statements for the Acquiring Fund included in its Annual Report to shareholders and incorporated by reference into this Reorganization SAI have been so included and incorporated in reliance upon the reports of Tait, given on their authority as experts in auditing and accounting.  The audited financial statements for the Century Fund included in its Annual Report to shareholders and incorporated by reference into this Reorganization SAI have been so included and incorporated in reliance upon the reports of Deloitte, given on their authority as experts in auditing and accounting.

ADDITIONAL INFORMATION ABOUT THE FUNDS
 Attached hereto as Appendix A is the Statement of Additional Information of Congress Large Cap Growth Fund (the “Acquiring Fund”) dated April 30, 2017.  The Statement of Additional Information of Century Shares Trust (the “Century Fund”) dated February 28, 2017, as supplemented March 21, 2017, has been filed with the SEC and is incorporated by reference into this Reorganization SAI.
FINANCIAL STATEMENTS
Pro forma financial statements of the Acquiring Fund for the Reorganization are attached hereto as Appendix B.

3

Appendix A

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2017

CONGRESS ALL CAP OPPORTUNITY FUND
Retail Class – Ticker:  CACOX
Institutional Class – Ticker:  IACOX

CONGRESS MID CAP GROWTH FUND
Retail Class – Ticker:  CMIDX
Institutional Class – Ticker:  IMIDX

CONGRESS LARGE CAP GROWTH FUND
Retail Class – Ticker:  CAMLX
Institutional Class – Ticker:  CMLIX

2 Seaport Lane
Boston, Massachusetts 02210
1-888-688-1299

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated April 30, 2017, as may be revised, of the Congress All Cap Opportunity Fund (the “All Cap Opportunity Fund”), the Congress Mid Cap Growth Fund (the “Mid Cap Fund”), and the Congress Large Cap Growth Fund (the “Large Cap Fund,” together with the “All Cap Opportunity Fund” and the “Mid Cap Fund,” the “Funds”), advised by Congress Asset Management Company, LLP (the “Advisor”), each a series of Professionally Managed Portfolios (the “Trust”).  A copy of the Funds’ Prospectus is available by calling the number listed above.

The Funds’ most recent annual report to shareholders is a separate document supplied with this SAI.  The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the annual report are incorporated into this SAI by reference to the Funds’ annual report as filed with the Securities and Exchange Commission (“SEC”).

INVESTMENT POLICIES AND RISKS	A-2
INVESTMENT RESTRICTIONS	A-9
PORTFOLIO TURNOVER	A-10
PORTFOLIO HOLDINGS INFORMATION	A-10
TRUSTEES AND EXECUTIVE OFFICERS	A-11
PROXY VOTING POLICIES AND PROCEDURES	A-18
Control Persons, Principal Shareholders and Management Ownership	A-18
THE FUNDS’ INVESTMENT ADVISOR	A-22
SERVICE PROVIDERS	A-26
EXECUTION OF PORTFOLIO TRANSACTIONS	A-27
CAPITAL STOCK	A-28
DETERMINATION OF SHARE PRICE	A-28
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	A-29
DISTRIBUTIONS AND TAX INFORMATION	A-30
THE FUNDS’ PRINCIPAL UNDERWRITER AND DISTRIBUTOR	A-33
MARKETING AND SUPPORT PAYMENTS	A-34
FINANCIAL STATEMENTS	A-35
APPENDIX A	A-36
APPENDIX B	A-38

THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  Prior to May 1991, the Trust was known as the Avondale Investment Trust.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may, from time to time, issue other series, the assets and liabilities of which will be separate and distinct from any other series.  This SAI relates only to the Funds.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds’ assets for any shareholder held personally liable for obligations of the Funds or the Trust.  The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or the Trust and satisfy any judgment thereon.  All such rights are limited to the assets of the Funds.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities.  However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Funds themselves are unable to meet its obligations.

Retail and Institutional Shares of the All Cap Opportunity Fund and the Mid Cap Fund commenced operations on October 31, 2012.

Retail Shares of the Large Cap Fund commenced operations on March 31, 2009.  Prior to April 30, 2010, the Large Cap Fund’s Retail Shares were an unnamed class of shares.  Institutional Shares of the Large Cap Fund commenced operations on April 30, 2010.  Prior to April 30, 2012, Retail Shares were known as Class R Shares and Institutional Shares were known as Class I Shares.

The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series of the Trust.  The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC.  Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT POLICIES AND RISKS

The Funds are diversified.  This means that as to 75% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer.  Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a Fund purchases a security.  If a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by a Fund, that Fund may have a greater percentage of its assets invested in securities of fewer issuers.  The Fund would then be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal securities laws.

All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment.  As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities or market capitalizations of the issuers of securities held by the Fund.

The following information supplements the discussion of the Funds’ principal investment strategies as set forth in the combined Prospectus.  The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Market and Regulatory Risk
Events in the financial markets and economy may cause volatility and uncertainty and affect performance.  Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses.  It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met.  Market events may affect a single issuer, industry, sector, or the market as a whole.  Traditionally liquid investments may experience periods of diminished liquidity.  During a general downturn in the financial markets, multiple asset classes may decline in value and the Funds may lose value, regardless of the individual results of the securities and other instruments in which the Funds invest.  It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions.  Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.  Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets.  The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.  In addition, economies and financial markets throughout the world are becoming increasingly interconnected.  As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Funds’ investments may be negatively affected.

Government Intervention In Financial Markets Risk
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.  The Federal Reserve recently has reduced its market support activities.  Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Funds invest.

Special Risks Related to Cyber Security
The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers.  Cyber-attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of the Funds shareholders to transact business and the Funds to process transactions; inability to calculate the Funds NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs.  The Funds may incur additional costs for cyber security risk management and remediation purposes.  In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investment in such issuers to lose value.  There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Equity Securities.
Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Funds may invest.  All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day.  Owning an equity security can also subject the Funds to the risk that the issuer may discontinue paying dividends.

Common Stocks.
Common stocks represent a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to a Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

Other Investment Companies.
The Funds may invest in the securities of other registered investment companies, including money market mutual funds, subject to the limitations set forth in the Investment Company Act of 1940, as amended, (the “1940 Act”).  Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Funds’ own operations.

The Funds currently intend to limit their investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company (other than money market funds) will be owned by the Funds, or their affiliated persons, as a whole.  In addition to the advisory and operational fees the Funds bear directly in connection with their own operation, the Funds would also bear their pro rata portions of each other investment company’s advisory and operational expenses.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

In accordance with Section 12(d)(1)(F) and Rule 12d1‑3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Funds if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by a Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (e.g., 8.5%).

Exchange-Traded Funds. The Funds may also invest in shares of exchange‑traded funds (“ETFs”). An ETF is similar to a traditional mutual fund but trades at different prices during the day on a securities exchange like a stock.  Similar to investments in other investment companies discussed above, a Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company.  In addition, a Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent a Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries.  The shares of the ETFs in which the Funds will invest will be listed on a national securities exchange, and the Funds will purchase and sell these shares on the secondary market at their current market price, which may be more or less than their net asset value.  Investors in a Fund should be aware that ETFs are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, the Funds will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their net asset value, but there is no guarantee that they will continue to do so.  Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETF only in large blocks (typically, 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF.

Foreign Securities.
The All Cap Opportunity Fund may invest up to 20% of its total assets in foreign equity securities including in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).  The Mid Cap Fund may invest up to 15% and the Large Cap Fund may invest up to 15% of its total assets in foreign equity securities including in ADRs, GDRs and European Depositary Receipts (“EDRs”).  In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized.  The weight given to each of these factors will vary depending upon the circumstances.  Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

ADRs in registered form are dollar‑denominated securities designed for use in the U.S. securities markets.  ADRs are sponsored and issued by domestic banks and they represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank.  ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers.  By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risk during the settlement period for either purchases or sales.  There is a large, liquid market in the United States for most ADRs.  EDR’s and GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs.  EDR’s and GDRs are not necessarily denominated in the currency of the underlying security.  ADRs, EDR’s and GDRs and the securities of foreign companies traded on a U.S. stock exchange are not considered foreign securities for purposes of calculation of any investment limitation placed on a Fund’s exposure to foreign securities.

Also, many countries where the Funds invest are not as politically or economically developed as the United States.  Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Funds.  In addition, additional costs may be incurred in connection with the Funds’ foreign investments.  Foreign brokerage commissions are generally higher than those in the United States.  Expenses may also be incurred on currency conversions when the Funds move investments from one country to another.  Increased custodial costs, as well as administrative difficulties, may be experienced in connection with maintaining assets in foreign jurisdictions.

As part of its investment in foreign securities, each Fund may invest up to 5% of its total assets in developing or emerging market securities.  The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America, or Southeast Asia.  These countries may have relatively unstable governments and securities markets in which only a small number of securities trade.  Markets of developing or emerging countries may generally be more volatile than markets of developed countries.  Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.  Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities.  The price of foreign securities is affected by changes in the currency exchange rates.  Potential political or economic instability of the country of the issuer could cause rapid and extreme changes in the value of a Fund’s assets to the extent it is invested in securities of foreign issuers.  Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers may be subject to less governmental regulation and oversight and higher levels of taxation than U.S. issuers.  In addition, additional costs may be incurred in connection with the Funds’ foreign investments.  Foreign brokerage commissions are generally higher than those in the United States.  Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another.  Increased custodial costs, as well as administrative difficulties, may be experienced in connection with maintaining assets in foreign jurisdictions.

Commercial Paper and Short-Term Notes.
The All Cap Opportunity Fund may invest up to 20% of its assets in commercial paper and short‑term notes.  The Large Cap Fund and Mid Cap Fund may invest a portion of its assets in commercial paper and short‑term notes.  Commercial paper consists of unsecured promissory notes issued by companies.  Issues of commercial paper and short‑term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A‑2” or higher by Standard & Poor’s Ratings Group or “Prime‑1” or “Prime‑2” by Moody’s Investors Service, Inc., similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.  These rating symbols are described in Appendix A.

Corporate Debt Securities.
The All Cap Opportunity Fund may invest in corporate debt securities having a duration of longer than one year.  Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered.  The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  The All Cap Opportunity Fund may invest in debt securities that are below investment grade or are in default.  The ratings of debt securities are described in Appendix A.

U.S. Treasury Securities.  The All Cap Opportunity Fund may invest in U.S. Treasuries.  U.S. Treasury securities are direct obligations of the U.S. government and are backed by the full faith and credit of the U.S. Treasury.  U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.  Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.

Illiquid and Restricted Securities.
As a non-principal strategy, each Fund may not invest more than 15% of its assets in securities that are illiquid.  The Advisor will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which a Fund has valued the security.  Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.

There are generally no restrictions on a Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933, as amended (the “1933 Act”)), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act (“Rule 144A securities”) will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.  The Advisor is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees).

Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed.  If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that the Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities.  Each Fund is permitted to sell restricted securities to qualified institutional buyers.

Limitations on the resale of illiquid and restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of illiquid and restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Repurchase Agreements.
The Funds may enter into repurchase agreements.  However, each Fund may not invest more than 15% of its net assets in repurchase agreements.  For purposes of the 1940 Act, a repurchase agreement may be deemed to be a loan from a Fund to the seller of the security subject to the repurchase agreement.  Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase.  In either case, the income to the Fund is unrelated to the interest rate on the security itself.  Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker‑dealers with the SEC or exempt from such registration.  A Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.  A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities, including such repurchase agreements.

Because a repurchase agreement may be deemed to be a loan under the 1940 Act, it is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by a Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or a decline in price of the security.  If a court characterizes the transaction as a loan, and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt instrument purchased for the Funds, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.  However, each Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by a Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian.  If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Borrowing.
Each Fund may borrow money, as permitted under the 1940 Act, in amounts of up to one‑third of its total assets (including the amount borrowed) from banks.  In addition, each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions.  The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Each Fund will reduce its borrowing amount within three days, if that Fund’s asset coverage falls below the amount required by the 1940 Act.

Securities Lending.
Each Fund reserves the right, pending receipt of Board approval, to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio, subject to a maximum of 33% of a Fund’s net assets.  The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one‑third of its total asset value, including collateral received from such loans.  These conditions may be subject to future modification.  Such loans will be terminable at any time upon specified notice.  The Funds might experience the risk of loss if the institution with which they have engaged in a portfolio loan transaction breaches its agreement with the Funds.  In addition, the Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Funds could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  As part of participating in a lending program, the Funds may be required to invest in collateralized debt or other securities that bear the risk of loss of principal.  In addition, all investments made with the collateral received are subject to the risks associated with such investments.  If such investments lose value, the Funds will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked‑to‑market daily.  Any securities that the Funds may receive as collateral will not become part of the Funds’ investment portfolio at the time of the loan and, in the event of a default by the borrower, the Funds will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Funds are permitted to invest.  During the time securities are on loan, the borrower will pay the Funds any accrued income on those securities, and the Funds may invest the cash collateral and earn income or receive an agreed‑upon fee from a borrower that has delivered cash-equivalent collateral.

Short Sales
The All Cap Opportunity Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security.  A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale.  When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain.  Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.  When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes.  To the extent that in a generally rising market a Fund maintains short positions in securities rising with the market, the NAV of the Fund would be expected to increase to a lesser extent than the NAV of an investment company that does not engage in short sales.

The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 5% of the net assets of the Fund.

Reverse Repurchase Agreements.
The Funds reserve the right to borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with each Fund’s investment restrictions.  Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker‑dealers, and agree to repurchase the securities at the mutually agreed‑upon date and price.  A Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions.  When a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  Such assets will include U.S. Government securities or other liquid, high‑grade debt securities.

The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund’s investment risk.  If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings or net asset value will increase faster than otherwise would be the case.  Conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.  The Fund will seek to enter reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  Reverse repurchase agreements are considered to be borrowing for the purpose of the Fund’s limitation on borrowing.

Industry Sector Focus.
If a Fund’s portfolio is overweighted in a certain industry, any negative development affecting that industry will have a greater impact on the Fund than a fund that is not overweighted in that industry.

Information Technology Risk.  Each Fund invests in the securities of companies in the information technology sector.  As of March 31, 2017, the Large Cap Fund invests greater than 25% of its assets in the information technology sector.  The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation, and general economic conditions.

When-Issued Securities and Forward Commitments.
The Funds may purchase securities offered on a “when‑issued” basis and may purchase or sell securities on a “forward commitment” basis.  When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.  Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated.  During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction.  At the time a Fund makes the commitment to purchase securities on a when‑issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value (“NAV”).

A Fund will not enter into a when‑issued if, as a result, more than 10% of a Fund’s total assets would be committed to such transactions.

Dollar Roll Transactions.
The Funds may enter into “dollar roll” transactions.  Dollar roll transactions are transactions in which a Fund sells securities to a bank or securities dealer, and make a commitment to purchase similar, but not identical, securities at a later date from the same party.  During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Funds assume the risk of ownership.  A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its investment portfolios.  The Funds limit their obligations on dollar roll transactions to 10% of each Fund’s net assets.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Funds.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Funds represented at a meeting at which the holders of more than 50% of the Funds’ outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Funds.

As a matter of fundamental policy, the Funds may not:

1.	With respect to 75% of its total assets, invest more than 5% of their total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer;

2.
As discussed in more detail on p. B-, borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority.  Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions;

3.	Act as underwriter (except to the extent the Funds may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

4.
Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or group of industries (other than U.S. government securities);

5.
Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Funds may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

6.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.  This limitation shall not prevent a Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities; or

7.
Make loans of money (except purchases of debt securities consistent with the investment policies of the Funds).  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short‑term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  The portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for a fiscal year by (2) the monthly average of the value of portfolio securities owned during such fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  (See “Execution of Portfolio Transactions”)

The portfolio turnover of the All Cap Opportunity Fund for the following fiscal years is set forth below.

Portfolio Turnover Rate for the All Cap Opportunity Fund	Turnover
Fiscal Year Ended December 31, 2016	68%
Fiscal Year Ended December 31, 2015	37%

The portfolio turnover for the Mid Cap Fund for the following fiscal years is set forth below.

Portfolio Turnover Rate for the Mid Cap Fund	Turnover
Fiscal Year Ended December 31, 2016	18%
Fiscal Year Ended December 31, 2015	24%

The portfolio turnover for the Large Cap Fund for the following fiscal years is set forth below.

Portfolio Turnover Rate for the Large Cap Fund	Turnover
Fiscal Year Ended December 31, 2016	33%
Fiscal Year Ended December 31, 2015	31%

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Funds.  The Advisor has also adopted a policy with respect to disclosure of portfolio holdings of the Funds (the “Advisor’s Policy”). Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Advisor’s Policy (the “Disclosure Policies”).  The Advisor and the Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Advisor, distributor or any other affiliated person of the Funds, its Advisor or its distributor.  After due consideration, the Advisor and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds.  Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the Funds shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Funds and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a‑1 under the 1940 Act), and (3) by considering to approve any amendment to the Disclosure Policies.  The Board reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the annual report and semi‑annual report to Fund shareholders and in the quarterly holdings report on Form N‑Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Funds disclose their month‑end portfolio holdings on the Funds’ website at www.congressasset.com/funds within 15 business days after the month‑end.  The month‑end portfolio holdings for the Funds will remain posted on the website until the following month‑end portfolio holdings are posted.  Portfolio holdings information posted on the Funds’ website may be separately provided to any person, commencing on the day after it is first published on the Funds’ website.  In addition, the Funds may provide their complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of the Funds and the interests of the Advisor or an affiliated person of the Advisor, the CCO of the Advisor, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Funds, and shall report such determination to the Board at the end of the quarter in which such determination was made.  Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the Advisor’s CCO or to his or her supervisor.

In addition, material non‑public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities, which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non‑public information:  the fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Funds or the Board, broker‑dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities.  Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when the Funds have a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non‑public information.

In no event shall the Advisor, its affiliates or employees, the Funds, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There can be no assurance that the Disclosure Policies will protect the Funds from potential misuse of portfolio holdings information by individuals or entities to which it is disclosed.

From time to time, the Advisor may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website.  Shareholders can access the Funds’ website at www.congressasset.com/funds for additional information about the Funds, including, without limitation, the periodic disclosure of its portfolio holdings.

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day‑to‑day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Name, Address and Age	Positions with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	Formerly, President, Talon Industries, Inc. (business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	3	Director, PNC Funds, Inc.
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc. (international consumer products conglomerate.)	3	Trustee, The Dana Foundation.
Eric W. Falkeis (born 1973) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since September 2011.	Chief Operating Officer, Direxion Funds since 2013; formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC 1997-2013.	3	Interested Trustee, Direxion Funds, Direxion ETF Trust, Direxion Variable Trust.
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	3	None.

Name, Address and Age	Positions with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	3	Independent Trustee, AMG Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.
Officers of the Trust
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Secretary	Indefinite Term; Since March 2013. Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007.	Not Applicable.	Not Applicable.
Aaron J. Perkovich (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Vice President Assistant Treasurer	Indefinite Term; Since March 2017. Indefinite Term; Since May 2014.	Vice President, U.S. Bancorp Fund Services, LLC, since June 2006.	Not Applicable.	Not Applicable.
Melissa Breitzman (born 1983) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since June 2005.	Not Applicable.	Not Applicable.
Craig Benton (born 1985) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since August 2016.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since November 2007.	Not Applicable.	Not Applicable.

Name, Address and Age	Positions with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Senior Vice President and Compliance Officer, U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.
(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies to the Congress All Cap Opportunity Fund, Congress Mid Cap Growth Fund, and the Congress Large Cap Growth Fund.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust.  Like all mutual funds, the day‑to‑day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisor, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this Statement of Additional Information.  The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and the service providers.  For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations.

In addition, the Advisor provides regular reports on the investment strategy and performance of the Funds.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations.  In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day‑to‑day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established three standing committees, a Nominating Committee, an Audit Committee, and a Qualified Legal Compliance Committee, which are discussed in greater detail below under “Trust Committees”.  The Board is comprised entirely of Trustees who are Independent Trustees, which are Trustees that are not affiliated with the Advisor, the principal underwriter, or their affiliates.  The Nominating Committee, Audit Committee and Qualified Legal Compliance Committee are also comprised entirely of Independent Trustees.  The Chairman of the Board is an Independent Trustee.  The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a Vice President of the Administrator as the President of the Trust.  The Board reviews its structure and the structure of its committees annually.  The Board has determined that the structure of the Independent Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed.  The Board also receives reports from the Advisor as to investment risks of the Funds.  In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisor as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years.  They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders.  The Board annually conducts a “self‑assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes.  The information is not all‑inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Ms. Berry’s Trustee Attributes include her substantial mutual fund experience, including her role as a member of the Board of Governors of the Investment Company Institute and its Executive Committee.  She is also a member of the Independent Directors Council and has served two terms as its Chairman.  She has executive experience as the President (retired) of Talon Industries, Inc. (a business consulting company) and through her former positions as the Executive Vice President and Chief Operating Officer of Integrated Asset Management (an investment advisor and manager) and as the President of Value Line, Inc. (an investment advisory and financial publishing firm).  Ms. Berry also serves on the Board of another investment management company.  Ms. Berry has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Ms. Berry’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Cook’s Trustee Attributes include his investment and executive experience through his investment consulting business and former Chief Executive Officer of Rockefeller Trust Company (an investment manager and financial advisor).  He has substantial board experience, serving on the board of several foundations.  Mr. Cook has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Cook’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Falkeis’ Trustee Attributes include his substantial mutual fund experience and his experience with financial, accounting, investment and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds and alternative investment products.  In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds.  Mr. Falkeis also has substantial managerial, operational, technology and risk oversight experience through his position as Chief Operating Officer and Trustee of the Direxion Funds and the Direxion Exchange Traded Funds.  Mr. Falkeis has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Falkeis’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Froebel’s Trustee Attributes include his significant systems and operations experience.  He was a Director of Scudder, Stevens & Clark (with responsibility for its systems department) and founder and President of Systems Dynamics Corp. (“SDC”) and later Vice President of Bradford Computer & Systems after its acquisition of SDC, (providing record keeping and reporting for investment advisors and mutual funds).  He also served as Vice President of Automatic Data Processing (automated services to the brokerage and investment advisory industry) and was the former President and founder of National Investor Data Services, Inc. (a software and computer vendor to the mutual fund industry with fund accounting and transfer agent systems).  Mr. Froebel has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Froebel’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Paggioli’s Trustee Attributes include his substantial mutual fund and investment advisory experience. Mr. Paggioli is an independent consultant on investment company and investment advisory matters.  He has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution, transfer agency and accounting services).  He serves on the boards of several investment management companies and advisory firms.  He has served on various industry association and self‑regulatory committees and formerly worked on the staff of the Securities and Exchange Commission.  Mr. Paggioli has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Paggioli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Trust Committees

The Trust has three standing committees:  the Nominating Committee and the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”).

The Nominating Committee, comprised entirely of Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating Committee will consider nominees nominated by shareholders.  Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By‑Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.  The Nominating Committee did not meet during the Funds’ last fiscal year with respect to the Funds.

The Audit Committee is comprised entirely of Independent Trustees.  The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting.  The Audit Committee met once during the Funds’ last fiscal year with respect to the Funds.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.  The QLCC did not meet during the Funds’ last fiscal year with respect to the Funds.

Additionally, the Board has delegated day‑to‑day valuation issues to a Valuation Committee that is comprised of certain officers of the Trust and is overseen by the Trustees.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed.  The Valuation Committee met once during the Funds’ last fiscal year with respect to the Funds.

Trustee Ownership of Fund Shares and Other Interests

The following table shows the amount of shares in the Funds and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2016.

Name	Dollar Range of Congress All Cap Opportunity Fund Shares	Dollar Range of Congress Mid Cap Growth Fund Shares	Dollar Range of Congress Large Cap Growth Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Dorothy A. Berry	None	None	None	$50,001 - $100,000
Wallace L. Cook	None	None	None	Over $100,000
Eric W. Falkeis	None	None	None	Over $100,000
Carl A. Froebel	None	None	None	None
Steven J. Paggioli	None	None	None	Over $100,000

As of December 31, 2016, neither the then Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Funds, the Advisor, the Funds’ principal underwriter, or any of their affiliates.  Accordingly, as of that date, neither the then Independent Trustees nor members of their immediate family, have had a direct or indirect interest during the two most recently completed calendar years, the value of which exceeds $120,000, in the Advisor, the Funds’ principal underwriter or any of its affiliates.

Compensation

The Independent Trustees each receive an annual retainer of $125,000 allocated among each of the various portfolios comprising the Trust.  The Chairman of the Board receives an additional annual retainer of $20,000 also allocated among each of the various portfolios comprising the Trust.  Independent Trustees will receive additional fees from applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in‑person attendance is required.  All Trustees will be reimbursed for expenses in connection with each Board meeting attended.  These reimbursements will be allocated among applicable portfolios of the Trust.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.  Set forth below is the rate of compensation the following Independent Trustees received from the Funds for the fiscal period ended December 31, 2016.

Name of Person/Position(2)	Congress All Cap Opportunity Fund	Congress Mid Cap Growth Fund	Congress Large Cap Growth Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex(1) Paid to Trustees
Dorothy A. Berry, Trustee	$2,670	$4,175	$2,761	None	None	$9,606
Wallace L. Cook, Trustee	$2,045	$3,550	$2,136	None	None	$7,731
Eric W. Falkeis, Trustee	$2,045	$3,550	$2,136	None	None	$7,731
Carl A. Froebel, Trustee	$2,045	$3,550	$2,136	None	None	$7,731
Steve J. Paggioli, Trustee	$2,045	$3,550	$2,136	None	None	$7,731
(1)
There are currently numerous unaffiliated portfolios comprising the Trust.  The term “Fund Complex” applies only to the Funds.  For the fiscal period ended December 31, 2016, Trustees’ fees and expenses in the amount of $645,000 were incurred by the Trust.

Codes of Ethics

The Trust, the Advisor and the principal underwriter have each adopted Codes of Ethics under Rule 17j‑1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight.  The Proxy Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds and its shareholders.  The Proxy Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted Proxy Policies that underscore the Advisor’s concern that all proxies voting decisions be made in the best interest of the Funds’ shareholders.  The Advisor considers each proxy proposal individually and makes decisions on a case‑by‑case basis.  At all times, however, the Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of a Fund.  The Advisor believes that market conditions and other economic considerations will influence how decisions are made on proxy proposals.  Where a proxy proposal raises a material conflict between the Advisor’s interests and a Fund’s interests, the Advisor will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination.  If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Advisor will abstain from voting the proxy.  The Advisor’s Policy is attached as Appendix B.

The Trust is required to file a Form N‑PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year.  Form N‑PX for the Fund will be available without charge, upon request, by calling toll‑free 1‑888‑688‑1299 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of a Fund.  A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  As of March 31, 2017, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds.

As of March 31, 2017, the following shareholders were considered to be either a control person or principal shareholder of the All Cap Opportunity Fund, the Mid Cap Fund and the Large Cap Fund:

Principal Control Persons of the Congress All Cap Opportunity Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty St. New York, NY 10281-1003	56.72%	Record

Principal Shareholders of the Congress All Cap Opportunity Fund

Retail Class Shares

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty St. New York, NY 10281-1003	66.90%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399	9.41%	Record
Lagan Product Investments, LLC c/o Congress Asset Management 2 Seaport Lane Floor 5 Boston, MA 02210-2001	6.55%	Beneficial
Oppenheimer & Co., Inc. 125 Broad Street New York, NY 10004	5.45%	Record

Institutional Class Shares

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty St. New York, NY 10281-1003	52.84%	Record
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	23.86%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399	9.24%	Record

Principal Shareholders of the Congress Mid Cap Growth Fund

Retail Class Shares

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty St. New York, NY 10281-1003	67.39%	Record
Oppenheimer & Co., Inc. 125 Broad Street New York, NY 10004	9.44%	Record

Institutional Class Shares

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty St. New York, NY 10281-1003	43.47%	Record
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Third Floor Jersey City, NJ 07311	30.02%	Record
Charles Schwab & Co, Inc. 211 Main St. San Francisco, CA 94105-1905	12.05%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive E Jacksonville, FL 32242	5.21%	Record

Principal Control Persons of the Congress Mid Cap Growth Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty St. New York, NY 10281-1003	45.29%	Record
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	27.74%	Record

Principal Shareholders of the Congress Large Cap Growth Fund

Retail Class Shares

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty St. New York, NY 10281-1003	68.00%	Record
Charles Schwab & Co, Inc. 211 Main St. San Francisco, CA 94105-1905	11.18%	Record
Oppenheimer & Co., Inc. 125 Broad St. New York, NY 10004	8.99%	Record

Institutional Class Shares

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty St. New York, NY 10281-1003	47.04%	Record
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Third Floor Jersey City, NJ 07311	37.36%	Record
UBS Financial Services, Inc. 1000 Harbor Blvd., Floor 8 Weehawken, NJ 07086	7.53%	Record

Principal Control Persons of the Congress Large Cap Growth Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty St. New York, NY 10281-1003	51.52%	Record
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Third Floor Jersey City, NJ 07311	29.54%	Record

THE FUNDS’ INVESTMENT ADVISOR

As stated in the Prospectus, investment advisory services are provided to the Funds by Congress Asset Management Company, LLP, the Advisor, 2 Seaport Lane, 5th Floor, Boston, MA 02210, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”).  The Investment Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Investment Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Investment Advisory Agreement.  The Investment Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days’, nor less than 30 days’, written notice to the Advisor when authorized either by a majority vote of the Funds’ shareholders or by a vote of a majority of the Trustees, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Investment Advisory Agreement provides that the Advisor shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Advisor pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive from the Funds an investment advisory fee computed daily and paid monthly, based on a rate equal to 0.60% of the All Cap Opportunity and Mid Cap Funds’ and 0.50% of the Large Cap Fund’s average daily net assets as specified in the Funds’ Prospectus.  However, the Advisor may voluntarily agree to reduce a portion of the fees payable to it on a month‑to‑month basis.

The Funds paid the following fees to the Advisor for the period shown:

Congress All Cap Opportunity Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Fees Accrued	$135,198	$136,673	$64,451
Fees Waived	$135,198	$136,673	$64,451
Net Advisory Fee Paid(1)	$0	$0	$0
(1) The Advisor waived fees and paid Fund expenses in a total amount of $203,891 for 2016, $197,813 for 2015, and $212,943 for 2014.

Congress Mid Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Fees Accrued	$2,623,849	$1,532,518	$905,356
Fees Waived	$366,720	$318,249	$220,971
Net Advisory Fee Paid	$2,257,129	$1,214,269	$684,385

Congress Large Cap Growth Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Fees Accrued	$226,999	$212,672	$183,904
Fees Waived	$147,422	$141,080	$156,255
Net Advisory Fee Paid	$79,577	$71,592	$27,649

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to reduce fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expense, interest expense in connection with investment activities, tax, and extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Congress All Cap Opportunity Fund to 1.25% and 1.00% of the Fund’s Retail Class shares’ and Institutional Class shares’ average net assets, respectively (the “Expense Caps”).  The Expense Caps for the Congress Mid Cap Growth Fund are 1.10% and 0.85% of the Fund’s Retail Class shares’ and Institutional Class shares’ average net assets, respectively.  The Expense Caps for the Congress Large Cap Growth Fund are 1.20% and 0.95% of the Fund’s Retail Class shares’ and Institutional Class shares’ average net assets, respectively.  The Expense Caps are indefinite, but will remain in effect until at least April 30, 2018, and may continue thereafter as determined by the Board.  Prior to April 30, 2017, the Expense Caps were 1.00% and 0.75% of each Fund’s Retail Class shares’ and Institutional Class shares’ average daily net assets, respectively.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expenses payments made in the prior three years from the date the fees were waived and expenses were paid.  This reimbursement may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or reimbursement.

Portfolio Managers.
Messrs. Matthew T. Lagan, CFA, and John M. Beaver, CFA serve as portfolio managers for the All Cap Opportunity Fund, and are jointly and primarily responsible for the day‑to‑day management of the All Cap Opportunity Fund.  Messrs. Todd W. Solomon, CFA and Gregg A O’Keefe, CFA serve as portfolio managers for the Mid Cap Fund, and are jointly and primarily responsible for the day‑to‑day management of the Mid Cap Fund.  Messrs. Daniel A Lagan, CFA and O’Keefe serve as portfolio managers for the Large Cap Growth Fund, and are jointly and primarily responsible for the day‑to‑day management of the Large Cap Fund.

The following provides information regarding other accounts managed by Daniel Lagan as of December 31, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	54	$232	0	$0

The following provides information regarding other accounts managed by Gregg O’Keefe as of December 31, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	115	$691	0	$0

The following provides information regarding other accounts managed by John M. Beaver as of December 31, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	124	$1,122	0	$0

The following provides information regarding other accounts managed by Todd Solomon as of December 31, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	88	$441	0	$0

The following provides information regarding other accounts managed by Matthew Lagan as of December 31, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	54	$62	0	$0

Portfolio Managers’ Compensation.  Portfolio Managers receive a competitive base salary and benefits package. They are eligible for a bonus that is derived from a number of metrics including personal performance, investment performance, assets under management, and net operating income. They are also eligible for and may receive an equity participation. The benchmarks to measure investment performance would be the Russell 1000 Growth for Large Cap Growth Fund, Russell Mid Cap Growth for Mid Cap Growth Fund, and Russell 3000 for All Cap Opportunity Fund.

Conflicts of Interest for Portfolio Managers.  Because the Advisor performs investment management services for various clients, certain conflicts of interest could arise.  The Advisor may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Funds.  The Advisor will have no obligation to purchase or sell for the Funds, or to recommend for purchase or sale by the Funds, any security that the Advisor, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price.  Where the Advisor buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

Portfolio Managers’ Ownership in the Funds.  The following indicates the beneficial ownership of the Portfolio Managers of each Fund as of December 31, 2016:

Amount Invested Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	$100,001-$500,000
F.	$500,001-$1,000,000
G.	Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the each Fund
	All Cap Opportunity Fund	Mid Cap Fund	Large Cap Fund
Daniel A. Lagan	E	E	F
Gregg A. O’Keefe	A	F	E
John M. Beaver	A	A	A
Todd W. Solomon	A	E	C
Matthew T. Lagan	E	E	F

SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant

Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, (“USBFS”) 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Administrator to the Funds.  USBFS provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds’ shares.

Pursuant to the Administration Agreement, as compensation for its services, USBFS will receive from the Funds, a fee based on the Funds’ current average daily net assets.  USBFS also is entitled to certain out‑of‑pocket expenses.  USBFS also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.  Additionally, USBFS provides CCO services to the Trust under a separate agreement.  The cost of the Chief Compliance Officer’s services is charged to the Funds and approved by the Board annually.

For the periods shown below each Fund paid USBFS the following:

Fund Administration Fees Paid	2016	2015	2014
Congress All Cap Opportunity Fund	$32,089	$50,636	$49,109
Congress Mid Cap Growth Fund	$418,410	$293,616	$148,659
Congress Large Cap Growth Fund	$53,736	$61,761	$54,184

Custodian

U.S. Bank National Association (the “Custodian”), is the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out‑of‑pocket expenses.  The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  USBFS, the Custodian, and the Funds’ principal underwriter are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm and Legal Counsel

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission.

Schiff Hardin LLP, 666 Fifth Avenue, Suite 1700, New York, New York, 10103, serves as legal counsel to the Trust.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker‑dealers are eligible to execute the Funds’ portfolio transactions.  Purchases and sales of securities in the OTC market will generally be executed directly with a “market‑maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities that the Funds will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker‑dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker‑dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker‑dealers that furnish or supply research and statistical information to the Advisor, to the extent the Advisor may lawfully and appropriately use such research and information in its investment advisory capacity, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Investment Advisory Agreement, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker‑dealers that sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Association and the SEC.

While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker‑dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker‑dealer to furnish brokerage and research services (as defined by Section 28(e) under the Exchange Act) to the Funds or to the Advisor, even if the specific services are not directly useful to the Funds and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker‑dealer.  The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Funds.  The Advisor will not receive hard dollar credits or, if the Advisor does, the amount of such credits will be immaterial.

Investment decisions for the Funds are made independently from those of other client accounts or mutual funds (“Other Accounts”) managed or advised by the Advisor.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such other accounts.  In such event, the position of the Funds and such other accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of such other accounts seeks to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such other accounts simultaneously purchases or sells the same security that the Funds are purchasing or selling, each day’s transactions in such security will be allocated between the Funds and all such other accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned.  In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Funds.  However, as stated above, broker‑dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers.

For the fiscal periods shown below, the Funds paid aggregate brokerage commissions in the amount of:

Aggregate Brokerage Commissions Paid	2016	2015	2014
Congress All Cap Opportunity Fund	$38,171	$23,782	$12,726
Congress Mid Cap Growth Fund	$185,280	$90,210	$100,167
Congress Large Cap Growth Fund	$11,684	$12,157	$10,527

Advisors may obtain proprietary and third party research through client commission arrangements. In a client commission arrangement, the Advisor agrees with a broker effecting trades for the Advisors’ client accounts that a portion of the commissions paid by the accounts will be credited to purchase research services as directed by the Advisor. The research provided in connection with such arrangements is intended to comply with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the SEC’s related interpretative guidance. Participating in client commission arrangements enables the Advisor to consolidate payments for research services through one or more channels using accumulated client commissions and helps to facilitate the Advisors’ receipt of research services and ability to provide best execution in the trading process.

The following was paid to firms for research, statistical or other services provided to the Advisor from the amounts above:

Research, Statistical Or Other Services Provided	2016	2015	2014
Congress All Cap Opportunity Fund	$12,125	$10,116	$4,086
Congress Mid Cap Growth Fund	$51,530	$51,508	$33,252
Congress Large Cap Growth Fund	$4,914	$6,823	$3,590

As of the close of the fiscal year ended December 31, 2016, the Funds did not own any securities of their regular broker‑dealers as defined by Rule 10b‑1 under the 1940 Act.

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion, or subscription rights.  Shares issued and sold by the Funds are deemed to be validly issued, fully paid and non‑assessable by the Trust.  Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution.  The Funds, as a separate series of the Trust, votes separately on matters affecting only the Funds (e.g., approval of the Investment Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees.  While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

DETERMINATION OF SHARE PRICE

The NAV of the Funds is determined once daily as of the close of public trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.  The Funds do not expect to determine the NAV on any day when the Exchange is not open for trading even if there is sufficient trading in their portfolio securities on such days to materially affect the NAV per share.

Securities primarily traded on U.S. national securities exchanges for which market quotations are readily available shall be valued at either the last reported sale price on the day of valuation, or the exchange’s official closing price, if applicable.  If there has been no sale on such day, then the mean between the bid and asked prices will be used.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Trading in foreign securities markets is normally completed well before the close of the NYSE.  In addition, foreign securities trading may not take place on all days on which the NYSE is open for trading, and may occur in certain foreign markets on days on which the Funds’ NAV is not calculated.  Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of NAV unless the Board deems that the particular event would affect NAV, in which case an adjustment will be made in such manner as the Board in good faith deems appropriate to determine fair market value.  Assets or liabilities expressed in foreign currencies are translated, in determining NAV, into U.S. dollars based on the spot exchange rates, or at such other rates as the Advisor, pursuant to fair value procedures adopted by the Board, may determine to be appropriate.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of the Funds’ shares.

How to Buy Shares

In addition to purchasing shares directly from the Funds, you may purchase shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Funds and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at the Funds’ NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of the Funds’ shares is the NAV.  Shares are purchased at the public offering price next determined after the transfer agent receives your order in good order, as discussed in the Funds’ Prospectus.  In order to receive that day’s public offering price, the transfer agent must receive your order in good order before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Funds’ shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the distributor such rejection is in the best interest of the Funds, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Funds’ shares.

In addition to cash purchases, the Funds’ shares may be purchased by tendering payment in‑kind in the form of shares of stock, bonds or other securities.  Any securities used to buy the Funds’ shares must be readily marketable, their acquisition consistent with the Funds’ objective and otherwise acceptable to the Advisor and the Board.

Automatic Investment Plan

As discussed in the Prospectus, the Funds provide an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of the Funds on a regular basis.  All record keeping and custodial costs of the AIP are paid by the Funds.  The market value of the Funds’ shares is subject to fluctuation.  Prior to participating in the AIP the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Funds or through your Financial Intermediary.

Payments to shareholders for shares of the Funds redeemed directly from the Funds will be made as promptly as possible, but no later than seven days after receipt by the Funds’ transfer agent of the written request in good order, with the appropriate documentation as stated in the Prospectus, except that the Funds may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds’ shareholders.  Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Funds’ portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiries by telephone from shareholders, the Funds or their authorized agents may carry out the instructions and/or to respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Funds and their agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If the transfer agent fails to employ reasonable procedures, a Fund and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, that to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact the transfer agent.

Redemptions In-Kind

The Trust has filed an election under Rule 18f‑1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets).  The Funds have reserved the right to pay the redemption price of their shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in‑kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold.  If a shareholder receives a distribution in‑kind, the shareholder could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  A redemption in‑kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

The Funds do not intend to hold any significant percentage of their portfolios in illiquid securities, although the Funds, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event the Funds were to elect to make an in‑kind redemption, the Funds expect that they would follow the normal protocol of making such distribution by way of a pro rata distribution based on their entire portfolio.  If the Funds held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Funds may determine, based on a materiality assessment, not to include illiquid securities in the in‑kind redemption.  The Funds do not anticipate that they would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request.  If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.  Shareholders’ ability to liquidate such securities distributed in‑kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in‑kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends of net investment income and distributions of net capital gains from the sale of securities are generally made annually, as described in the Prospectus.  Also, the Funds typically distribute any undistributed net investment income on or about December 31 of each year.  Any net capital gains realized through the period ended October 31 of each year will also typically be distributed by December 31 of each year.

Each distribution by the Funds is accompanied by a brief explanation of the form and character of the distribution.  In January of each year, the Funds will issue to each shareholder a statement of the federal income tax status of all distributions that relate to the previous year.

A dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes.  Each Fund has elected to qualify and to continue to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to comply with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions.  The Funds’ policy is to distribute to their shareholders all of their investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements applicable to regulated investment companies under the Code, so that the Funds will not  be subject to any federal income or excise taxes.  However, the Funds can give no assurances that their distributions will be sufficient to eliminate all taxes in all periods.  In order to avoid a nondeductible excise tax, the Funds must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of their ordinary income for such year, (2) at least 98.2% of the excess of their realized capital gains over their realized capital losses for the 12‑month period ending on October 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which the Funds paid no federal income tax.  If a Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a corporation.

In order to qualify as a regulated investment company, each Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  The Funds also must satisfy the following two asset diversification tests.  At the end of each quarter of each taxable year, (i) at least 50% of the value of the Funds’ total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Funds’ total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Funds’ total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Funds control (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  The Funds must also distribute each taxable year sufficient dividends to their shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Funds’ investment company taxable income (which generally includes dividends, interest, and the excess of net short‑term capital gain over net long‑term capital loss) and 90% of the Funds’ net tax‑exempt interest, if any.

The Funds’ ordinary income generally consists of interest and dividend income, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Funds.  As of December 31, 2016, the Congress All Cap Opportunity Fund had $220,414 in short-term capital loss carryforwards available for federal income tax purposes which do not expire and retain their original character. The Congress Large Cap Growth Fund and Congress Mid Cap Growth Fund did not have any capital loss carryforwards.

Distributions of net investment income and net short‑term capital gains are taxable to shareholders as ordinary income.  For individual shareholders, a portion of the distributions paid by the Funds may be qualified dividends currently eligible for taxation at long‑term capital gain rates to the extent the Funds report the amount distributed as a qualifying dividend and certain holding period requirements are met.  In the case of corporate shareholders, a portion of the distributions may qualify for the inter‑corporate dividends‑received deduction to the extent the Funds report the amount distributed as a qualifying dividend and certain holding period requirements are met.  The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Funds for their taxable year.  In view of the Funds’ investment policy, it is expected that dividends from domestic corporations will be part of the Funds’ gross income and that, accordingly, part of the distributions by the Funds may be eligible for treatment as qualified dividend income by individual shareholders or for the dividends‑received deduction for corporate shareholders.  However, the portion of the Funds’ gross income attributable to qualifying dividends is largely dependent on the Funds’ investment activities for a particular year and therefore cannot be predicted with any certainty.  The deduction may be reduced or eliminated if the Funds’ shares held by an individual investor are held for less than 61 days or shares held by a corporate investor are treated as debt‑financed or are held for less than 46 days.

The Funds may be subject to foreign taxes and withholding on dividends and interest earned with respect to securities of foreign corporations.  Based on the principal investment strategies of the Funds, it is not expected that the Funds will be eligible to pass through to shareholders any credits or deductions with respect to such foreign taxes.

Redemption of Fund shares may result in recognition of a taxable gain or loss.  Any loss realized upon redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such 6-month period.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Funds are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at a rate of 28% in the case of non‑exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.  The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a 3.8% Medicare tax.  The Medicare tax is imposed on the lesser of:  (i) the taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

The Foreign Account Tax Compliance Act (“FATCA”).  A 30% withholding tax on a Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of a Fund generally applies if paid to a foreign entity unless:  (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA.  If applicable, and subject to any intergovernmental agreement, withholding under FATCA is required:  (i) generally with respect to distributions from the Funds; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2019.  If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction.  The Funds will not pay any additional amounts in respect to amounts withheld under FATCA.  You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

The foregoing discussion of tax law is based on existing provisions of the Code, final and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such changes could affect the validity of this discussion.  The discussion also represents only a general summary of tax law and practice currently applicable to the Funds and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of the Funds under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.  Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

The advice herein was prepared for the Funds.  Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.  The Funds do not intend to seek any rulings from the Internal Revenue Service or an opinion of counsel with respect to any tax issues.

THE FUNDS’ PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  Pursuant to a distribution agreement between the Funds and Quasar (the “Distribution Agreement”), Quasar acts as the Funds’ principal underwriter and distributor and provides certain administrative services and promotes and arranges for the sale of the Funds’ shares.  Quasar is a registered broker‑dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement between the Funds and Quasar will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days’ written notice when authorized either by a majority vote of each Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b‑1 under the 1940 Act for Retail Class shares of the Funds under which each Fund pays the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of Retail Class shares of each Fund.  Amounts paid under the Plan, by each Fund, are paid to the Distributor to compensate broker-dealers and service providers that provide distribution-related services to the Retail Class shares for the costs of the services provided and the expenses borne in the distribution of each Fund’s Retail Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of each Fund’s Retail Class shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials.  Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the Plan actually incurred in that year.  The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of each Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to each Fund in servicing such shareholders.  The services provided by the administrators pursuant to the Plan are designed to provide support services to each Fund and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding each Fund and providing other services to each Fund as may be required.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made.  The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons.  Continuation of the Plan is considered by such Trustees no less frequently than annually.  With the exception of the Distributor, in its capacity as the Funds’ principal underwriter and distribution coordinator, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of each Fund’s assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

The tables below show the amount of Rule 12b‑1 fees incurred and the allocation of such fees by Retail Class shares of the Funds for the fiscal year ended December 31, 2016.

12b-1 fees incurred for 2016
Congress All Cap Opportunity Fund – Retail Class shares	$12,539
Congress Mid Cap Growth Fund – Retail Class shares	$81,902
Congress Large Cap Growth Fund - Retail Class shares	$30,702

	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses
Congress All Cap Opportunity Fund – Retail Class Shares	$0	$0	$0	$12,539	$0	$0
Congress Mid Cap Growth Fund – Retail Class Shares	$0	$0	$0	$81,902	$0	$0
Congress Large Cap Growth Fund – Retail Class shares	$0	$0	$0	$30,702	$0	$0

MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain Financial Intermediaries who sell shares of the Funds.  These payments may be divided into categories as follows:

Support Payments.
Payments may be made by the Advisor to certain Financial Intermediaries in connection with supervisory support services such as, back-office integration, account establishment and investor support services. In addition, such support services may be a pre-requisite for the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and Financial Intermediaries and their sales representatives.  Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events.
The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non‑mutual fund investments) not making such payments.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

As of the date of this SAI, the Advisor has agreements with firms to pay such Support Payments.  Such payments are structured as a percentage of net assets and/or a flat fee.

FINANCIAL STATEMENTS

The Funds’ annual report to shareholders for the fiscal year ended December 31, 2016, is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

APPENDIX A

CORPORATE BOND RATINGS*

Moody’s Investors Service, Inc.

Aaa:  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long‑term risks appear somewhat larger than in Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Ratings Group

AAA:  Bonds rated AAA are highest grade debt obligations.  This rating indicates an extremely strong capacity to pay principal and interest.

AA:  Bonds rated AA also qualify as high‑quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A:  Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB:  Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

*	Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

COMMERCIAL PAPER RATINGS

Standard & Poor’s Ratings Group

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Ratings are graded into several categories, ranging from ‘A’ for the highest‑quality obligations to ‘D’ for the lowest.  These categories are as follows:

A‑1 - This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A‑2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated ‘A‑1’.

A‑3 - Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short‑term debt obligations with a doubtful capacity for payment.

D - Debt rated ‘D’ is in payment default.  The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Moody’s Investors Service, Inc.

Moody’s short‑term debt ratings are opinions on the ability of issuers to punctually repay senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade to indicate the relative repayment ability of rated issuers:

Prime‑1 - Issuers rated Prime‑1 (or supporting institutions) have a superior ability for repayment of senior short‑term debt obligations.  Prime‑1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well‑established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well‑established access to a range of financial markets and assured sources of alternate liquidity.

Prime‑2 - Issuers rated Prime‑2 (or supporting institutions) have a strong ability for repayment of senior short‑term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime‑3 - Issuers rated Prime‑3 (or supporting institutions) have an acceptable ability for repayment of senior short‑term debt obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

APPENDIX B

2017 PRIVACY & PROXY NOTICE

PRIVACY POLICIES AND PROCEDURES

The trust and confidence of our customers is important to Congress Asset Management Company.  For this reason, we are careful in the way we collect and handle non-public, personal information about our clients (“Client Information”).  This Privacy Notice describes our policies and practices regarding Client Information and how it is obtained, disseminated, and protected.

Information We Collect
We may collect Client Information from the following sources:
•	Information we receive on contracts or other forms, such as name, address, date of birth, and social security number
•	Information relating to transactions with us, our affiliates and others, such as the purchase and sale of securities and account balances
•	Information we receive from third parties, such as custodians, wealth management and financial services firms, as required or permitted by law

Information We Disclose
We disclose Client Information about our present or former Clients to third parties only to the extent required or permitted by law. Such sharing of Client Information is applied to:
•	Everyday business purposes such as processing transactions, maintaining and or servicing your account
•	Cooperating with regulatory authorities, responding to court orders and legal investigations
•	Taking reasonable and necessary steps to prevent fraud, unauthorized transactions, etc.

Opting-Out
The information we disclose is limited, and essential to servicing your account, protecting your privacy and meeting obligations under state and federal law.  We do not disclose Client Information requiring a notice to you for limiting such disclosure, otherwise known as “opting-out.”  However, should we wish to disclose additional Client Information of yours, we will only do so with your written permission as discussed below.

Opt-In Process for Sharing Additional Client Information
Our current business practices require us to obtain from you affirmative written permission (“Opting-In”), before we disclose any Client Information outside of what is discussed above in the “Information We Disclose” section of this notice.  In the event we wish to share such additional Client Information, we will provide you an Opt-In form describing the additional Client Information we seek to share, with whom we wish to share it with, and for what purpose.  Until such form is received by us from you, indicating your permission, such additional Client Information about you will not be shared.

Information Security
•	We maintain an Information Security and Cybersecurity program and provide ongoing awareness and training to our employees
•	We continue to evaluate our efforts to protect confidential Client information and to keep our privacy policy and practices current
•	We restrict access to Client Information to employees and service providers who are involved in providing products and services to our clients
•	Employees with access to Client information may not use or disclose such information, except for Congress Asset Management Company business use
•	We maintain physical, electronic, and procedural safeguards in order to protect Client Information.
•	When there is a need to dispose of confidential Client information, we require our employees to shred, not discard the information

If you have any questions regarding our Privacy Policy, call us at 800-542-7888 or write to us at 2 Seaport Lane, Boston, MA  02210.

PROXY POLICIES AND PROCEDURES

PROXY POLICIES

Responsibility
Congress Asset Management Company’s responsibility as an investment manager and plan fiduciary, as outlined in rule 206(4)-6 under the Investment Advisers Act of 1940, and the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements, includes the duty to vote proxies on behalf of our clients when proxy voting authority has been delegated to us.  Congress Asset Management Company accepts its fiduciary responsibility to vote proxies under these circumstances.  This statement is intended to set forth those policies and guidelines to be followed in carrying out our responsibility.

General Principles of Voting
Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence.  This policy statement has been carefully crafted to meet the requirements of loyalty and prudence and will be employed by the Proxy Committee in its proxy voting procedures and decisions.

The duty of loyalty requires that a voting fiduciary exercise its proxy voting authority solely in the interests of its clients, or plan participants and beneficiaries and for the exclusive purpose of providing plan benefits to participants and beneficiaries.  The voting fiduciary is prohibited from subordinating the interests of participants and beneficiaries to unrelated objectives.

The duty of prudence requires that proxy voting authority be exercised with the care, skill, prudence, and diligence that a similarly situated prudent person knowledgeable in such matters would exercise.  Thus, in making proxy voting decisions, Congress Asset Management Company shall seek out information from a variety of sources to determine what is in the long term economic best interest of its clients, plan participants, and beneficiaries prior to making a proxy voting decision.

In keeping with its fiduciary responsibilities, Congress Asset Management Company will vote proxies in accordance with the “economic best interests” of its clients, plan participants and beneficiaries.  Congress Asset Management Company will consider the long-term impact of business plans on all affected parties including shareholders, debt holders, employees, retired workers, and communities in which the firm operates.

Decisions Free of Outside Influence
Generally, Congress Asset Management Company will vote on the recommendation of the issuer’s management. However, Congress shall take into consideration the general positions of trustees and other fiduciaries in deciding how to vote proxies.  Congress Asset Management Company currently utilizes the services of Broadridge Investor Communications, an independent provider of proxy voting services.   Such services may include voting execution, comprehensive reporting, and supporting justification.  However, any influence imposed upon us by a person or persons who have a direct personal or financial interest in the outcome will be rejected as a violation of ERISA and our moral obligation to plan participants, and clients.  On contested issues the guiding principle shall be the long term “economic best interests” of all affected parties.  The interest of any one group shall not dominate the decision to the detriment of other affected parties.

Clients and prospective clients should be aware that Congress Asset Management typically follows the recommendation of the AFL-CIO when voting proxies for Taft-Hartley clients, while at the same time is actively soliciting new business from the Taft-Hartley market. Voting to such recommendations may at times be different from how we vote our other clients’ proxies and in opposition to the interests of such other clients.

PROXY PROCEDURES

Proxy Committee
The Proxy committee shall have responsibility for setting the proxy voting policy at Congress Asset Management Company.  Proxies will be voted in the economic best interest of each individual client, ERISA plan participant, and beneficiaries.  The Proxy Committee will use all available resources to help in evaluating proxy issues, and setting policies that are appropriate for each client.  Congress Asset Management Company has an agreement with Broadridge Investor Communications to provide integrated third party research and electronic, automated, rules based voting capabilities via the Broadridge ProxyEdge service for each individual proxy.

In the event of a vote that falls outside of the standard proxy voting rules for Congress Asset Management Company, the Proxy Committee will meet to review a specific vote.  When the Proxy Committee reaches a decision concerning the proxy vote in question, Broadridge ProxyEdge shall be instructed to vote accordingly and no further action shall be required.  A simple majority of the Proxy Committee shall be required for a final ruling on proxy issues.

Record Keeping
1)	Proxy Committee minutes and meeting material including the basis for any voting decision including whether the advice of any individual outside of the organization was acted upon.
2)	Records will be maintained detailing how proxies were voted and for which accounts they were voted.

Records of proxy voting will be made available to Clients and ERISA Plan Sponsors upon a written request by email to proxies@congressasset.com or by mail to Congress Asset Management Company, 2 Seaport Lane, 5th Floor, Boston, MA 02210.

PROXY COMMITTEE:
Daniel A. Lagan    Gregg A. O’Keefe   Dory Bowers

Appendix B
PRO FORMA FINANCIAL INFORMATION

Under the Plan, the Century Fund is proposed to be reorganized into the Acquiring Fund.  The Century Fund will be the accounting survivor for financial reporting purposes.

The unaudited pro form financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated.  These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund and the Century Fund for the twelve-month period ended April 30, 2017.  The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Funds, which are available in their respective annual and semi-annual shareholder reports.

The Reorganization’s primary purpose is to provide the Century Fund access to an investment adviser that is well positioned to facilitate and support the future growth of the Acquiring Fund, greater efficiencies and economies of scale that could benefit the Century Fund and its shareholders.  In addition, Century Fund shareholders would have the opportunity to experience continuity of their investment in a mutual fund that has similar investment objectives and substantially similar investment strategies and policies.  In addition, after the closing of the Reorganization, the Acquiring Fund will be managed by one of the two portfolio managers who are currently responsible for the day-to-day management of the Century Fund, along with one of the two portfolio managers who are currently responsible for the management of the Acquiring Fund, and each will be jointly and primarily responsible for day to day management of the Acquiring Fund.

Narrative Description of the Pro Forma Effects of the Reorganization

The unaudited pro forma information for the twelve-month period ended April 30, 2017, has been prepared to give effect to the proposed Reorganization pursuant to the Plan as if it had been consummated on May 1, 2016.

Basis of Pro Forma financial Information

On May 18, 2017, the Board of Trustees of Century Trust approved the proposed Reorganization of the Century Fund with and into the Acquiring Fund.  The Reorganization is proposed to be accomplished by the acquisition of the assets of the Institutional Class of the Century Fund and the assumption of all of the Century Fund’s liabilities by the Acquiring Fund in exchange for Acquiring Fund Shares.  The Acquiring Fund Shares would then be distributed pro rata to the shareholders of the Century Fund, and the Century Fund would be liquidated and dissolved.  The Acquiring Fund Shares to be issued to the Century Fund shareholders will have an aggregate net asset value equal to the aggregate value of the net assets that the Acquiring Fund receives from the Century Fund Shares, as determined pursuant to the terms of the Plan.  All Acquiring Fund Shares to be delivered to the Century Fund will be delivered at net asset value without a sales load, commission, or other similar fee being imposed.  All securities held by the Century Fund comply with the investment objectives, strategies, and restrictions of the Acquiring Fund at April 30, 2017.  The Reorganization is expected to be tax-free for U.S. federal income tax purposes.

Under U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, and the results of operations of the surviving fund for pre-organization periods will not be restated. The Century Fund will be the accounting survivor of the Reorganization for financial statement purposes.

Table 1 – Reorganization Shares

Century Fund Shares		Acquiring Fund Shares
Century Fund Institutional Class	à	Acquiring Fund Institutional Class

B-1

Table 2 – Century Fund’s and Acquiring Fund’s Net Assets as of April 30, 2017

Century Fund Net Assets	Acquiring Fund Net Assets	Pro Forma Combined Net Assets After Reorganization with Century Fund
$ 223,701,378.25	$ 49,242,957	$ 273,830,182.77

Pro Forma Adjustments
The table below reflects needed adjustments to expenses of the pro forma combined fund as if the Reorganization had taken place on May 1, 2016.  The pro forma information has been derived from the books and records used in calculating daily net asset values of the Century Fund and Acquiring Fund, and have been prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect this information.  Actual results could differ from those estimates.

Expense Category	Increase (Decrease) in Expense
Advisory Fees[1]	$(637,453.72)
Accounting, Custody, Administration, and Transfer Agent Fees[2]	$(69,919.54)
Professional Fees[3]	$(94,825.69)
Trustee Fees[4]	$(144,988.64)
Miscellaneous Fees[5]	$(74,004.74)
Fee Waiver/Reimbursements[6]	$135,344.77
1Advisory fees reflect the investment advisory agreement in effect for the Acquiring Fund for the twelve-month period ended April 30, 2017.
2Administrative, transfer and disbursing agent fees were adjusted to eliminate duplicative costs of administering two funds pursuant to the accounting, custody, administrative services and transfer agency services agreements.
3Professional fees were reduced to eliminate the effects of duplicative fees for audit and legal services.
4Trustee fees reflect the trustee compensation plan in effect for the Acquiring Fund for the twelve-month period ended April 30, 2017.
5 Miscellaneous fees were reduced to eliminate the effects of duplicative fees for other services.
6During the twelve-month period ended April 30, 2017, Congress Asset Management Company, LLP (“Congress”), the investment adviser to the Acquiring Fund, agreed to limit total annual operating expenses for the Acquiring Fund to 0.75%.  Fees waived during the twelve-month period ended April 30, 2017 were based on the Acquiring Fund’s expense cap of 0.75%.  On a pro forma basis, the Acquiring Fund is projected to be operating under that expense cap.

Accounting Policy

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities of Subchapter M of the Internal Revenue Code of 1986, as amended.

Reorganization Costs

The cost of the Reorganization, including any costs directly associated with preparing, filing, printing and distributing to the shareholders of the Century Fund all materials relating to the Reorganization as well as the conversion costs associated with the Reorganization, will be borne equally by Century and Congress.

Federal Income Taxes

Please see “Certain U.S. Federal Income Tax Consequences” in the Proxy Statement for a discussion of the tax effects of the Reorganization.

B-2

PART C.
OTHER INFORMATION

Item 15. Indemnification
Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), Article VI of Registrant’s Amended and Restated Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 18, 2003), and Paragraph 6 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 33-12213 on June 15, 2009).  With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.  With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 16. Exhibits

Exhibit No.	Exhibit
(1)(a)
Amended and Restated Agreement and Declaration of Trust is herein incorporated by reference from Post-Effective Amendment No. 211 to Professionally Managed Portfolio’s (the “Trust”) Registration Statement on Form N‑1A (File No. 33-12213), filed with the Securities and Exchange Commission (“SEC”) on July 27, 2005.

(1)(b)
Amendment dated June 1, 2015 to the Amended and Restated Declaration of Trust dated June 13, 2005 is herein incorporated by reference from Post-Effective Amendment No. 636 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 24, 2015.

(1)(c)
Amendment dated November 23, 2015 to the Amended and Restated Declaration of Trust dated June 13, 2005 is herein incorporated by reference from Post-Effective Amendment No. 653 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 17, 2015.

(2)
Amended and Restated By-Laws are herein incorporated by reference from Post-Effective Amendment No. 148 to the Trust’s Registration Statement on Form N-1A (File No. 33-12213), filed with the SEC on February 18, 2003.

(3)	Not Applicable.
(4)
Agreement and Plan of Reorganization between Professionally Managed Portfolios on behalf of the Congress Large Cap Growth Fund, Century Capital Management Trust, on behalf of the Century Shares Trust, Century Capital Management, LLC and Congress Asset Management Company, LLP is incorporated by reference to Appendix A to the Combined Proxy Statement and Prospectus filed herewith as Part A to this registration statement on Form N‑14.

(5)	Instruments Defining Rights of Security Holders are incorporated by reference to the Registrant’s Amended and Restated Declaration of Trust and the Registrant’s Amended and Restated Bylaws.

Part C-1

Exhibit No.	Exhibit

(6)(a)
Investment Advisory Agreement dated March 31, 2009, between the Trust, on behalf of the Congress Large Cap Growth Fund, and Congress Asset Management Company, LLP is herein incorporated by reference from Post-Effective Amendment No. 339 to the Trust’s Registration Statement on Form N‑1A filed with the SEC on March 31, 2009.

(6)(b)
Amendment dated August 14, 2012 to Schedule A of the Investment Advisory Agreement dated March 31, 2009, between the Trust, on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund, the Congress Mid Cap Growth Fund, and Congress Asset Management Company is herein incorporated by reference from Post-Effective Amendment No. 475 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 31, 2012.

(6)(c)
Amendment dated January 1, 2018 to the Investment Advisory Agreement dated March 31, 2009 between the Trust, on behalf of the Congress Large Cap Growth Fund and Congress Asset Management Company (filed herewith).

(7)(a)
Distribution Agreement dated February 24, 2009, between the Trust, on behalf of the Congress Large Cap Growth Fund and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 339 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on March 31, 2009.

(7)(b)
Amendment dated August 14, 2012 to the Distribution Agreement dated February 24, 2009, between the Trust, on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund, the Congress Mid Cap Growth Fund and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 475 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 31, 2012.

(8)	Not Applicable.
(9)(a)
Custodian Agreement dated June 22, 2006 between the Trust and U.S. Bank, National Association is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A (File No. 33-12213), filed with the SEC on October 13, 2006.

(9)(a)(i)
Amendment dated August 14, 2012 to the Custodian Agreement dated June 22, 2016 between the Trust, on behalf of the Congress Large Cap Growth Fund, and U.S. Bank, National Association is herein incorporated by reference from Post-Effective Amendment No. 475 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 31, 2012.

(10)(a)
Rule 12b-1 Distribution Plan adopted by the Trust and revised on August 14, 2012, on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund and the Congress Mid Cap Growth Fund is herein incorporated by reference from Post-Effective Amendment No. 475 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 31, 2012.

(10)(b)
Rule 18f-3 Plan dated April 30, 2010 and revised August 14, 2012, adopted by the Trust on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund and the Congress Mid Cap Growth Fund is herein incorporated by reference from Post-Effective Amendment No. 475 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 31, 2012.

(11)	Opinion and Consent of Sullivan & Worcester LLP regarding the validity of shares to be issued – (filed herewith).
(12)	Form of Opinion and Consent of Schiff Hardin LLP regarding certain tax matters (filed herewith).
(13)(a)
Fund Administration Servicing Agreement dated June 22, 2006, between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A (File No. 33-12213), filed with the SEC on October 13, 2006.

(13)(a)(i)
Amendment dated August 14, 2012 to the Fund Administration Servicing Agreement dated June 22, 2006 between the Trust, on behalf of the Congress Large Cap Growth Fund, and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 475 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 31, 2012.

(13)(b)
Fund Accounting Servicing Agreement dated June 22, 2006, between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A (File No. 33-12213), filed with the SEC on October 13, 2006.

Part C-2

Exhibit No.	Exhibit

(13)(b)(i)
Amendment dated August 14, 2012 to the Fund Accounting Servicing Agreement dated June 22, 2006 between the Trust, on behalf of the Congress Large Cap Growth Fund, and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 475 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 31, 2012.

(13)(c)
Transfer Agent Servicing Agreement dated June 22, 2006, between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A (File No. 33-12213), filed with the SEC on October 13, 2006.

(13)(c)(i)
Amendment dated August 14, 2012 to the Transfer Agent Servicing Agreement dated June 22, 2006 between the Trust, on behalf of the Congress Large Cap Growth Fund, and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 475 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 31, 2012.

(13)(d)
Operating Expenses Limitation Agreement dated March 31, 2009, between the Trust, on behalf of the Congress Large Cap Growth Fund, and Congress Asset Management Company is herein incorporated by reference from Post-Effective Amendment No. 339 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on March 31, 2009.

(13)(d)(i)
Amendment to Appendix A, dated August 14, 2012, of the Operating Expenses Limitation Agreement dated March 31, 2009, between the Trust, on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund, the Congress Mid Cap Growth Fund, and Congress Asset Management Company is herein incorporated by reference from Post-Effective Amendment No. 475 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 31, 2012.

(14)(a)	Consent of Independent Registered Public Accounting Firm Deloitte & Touche LLP (filed herewith).
(14)(b)	Consent of Independent Registered Public Accounting Firm Tait, Weller & Baker, LLP (filed herewith)
(15)	Not Applicable.
(16)	Power of Attorney for the Trustees of the Registrant (filed herewith).
(17)(a)	The Prospectus for the Century Shares Trust, dated February 28, 2017 (filed herewith).
(17)(a)(i)	Supplement to the Prospectus and Statement of Additional Information for the Century Shares Trust, dated March 21, 2017 (filed herewith).
(17)(b)	The Statement of Additional Information for the Century Shares Trust, dated February 28, 2017 (filed herewith).
17(c)	The Annual Report to Shareholders of the Century Shares Trust, dated October 31, 2016 (filed herewith).
17(d)	The Semi-Annual Report to Shareholders of the Century Shares Trust, dated April 30. 2017 (filed herewith).
17(e)	The Annual Report to Shareholders of the Congress Large Cap Growth Fund, dated December 31, 2016 (filed herewith).
17(f)	Proxy Card (filed herewith).

Item 17. Undertakings
(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

Part C-3

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the Proxy/Prospectus in a post-effective amendment to this registration statement.

Part C-4

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of Glendora and State of California on the 8th day of June, 2017.

Professionally Managed Portfolios

By: /s/ Elaine E. Richards
Elaine E. Richards
President
As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:
Signature	Title	Date

Dorothy A. Berry*	Trustee	June 8, 2017
Dorothy A. Berry

Wallace L. Cook*	Trustee	June 8, 2017
Wallace L. Cook

Eric W. Falkeis*	Trustee	June 8, 2017
Eric W. Falkeis

Carl A. Froebel*	Trustee	June 8, 2017
Carl A. Froebel

Steven J. Paggioli*	Trustee	June 8, 2017
Steven J. Paggioli

/s/ Elaine E. Richards	President and Principal	June 8, 2017
Elaine E. Richards	Executive Officer

Aaron J. Perkovich*	Vice President, Treasurer	June 8, 2017
Aaron J. Perkovich	and Principal Financial and Accounting Officer

*By: /s/ Elaine E. Richards		June 8, 2017
Elaine E. Richards, Attorney-In Fact pursuant to Power of Attorney

Part C-5

INDEX TO EXHIBITS

Exhibit Number	Description
6(c)	Amendment to the Investment Advisory Agreement
11	Opinion and Consent of Sullivan & Worcester LLP
12	Form of Opinion and Consent of Schiff Hardin LLP
14(a)	Consent of Auditor (Deloitte & Touche LLP)
14(b)	Consent of Auditor (Tait, Weller & Baker, LLP)
16	Power of Attorney
17(a)	Prospectus for the Century Shares Trust
(17)(a)(i)	Supplement to the Prospectus and SAI for the Century Shares Trust
17(b)	Statement of Additional Information for the Century Shares Trust
17(c)	Annual Report to Shareholders of the Century Shares Trust
17(d)	Semi-Annual Report to Shareholders of the Century Shares Trust
17(e)	Annual Report to Shareholders of the Congress Large Cap Growth Fund
17(f)	Proxy Card

Part C-6